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                                                                  Exhibit 12.5



SECURITIES AND EXCHANGE ACT

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    Wholly amended By            1976.12.22                 Act No. 2920
    Amended By                   1982.3.29                  Act No. 3541
    Amended By                   1987.11.28                 Act No. 3945
    Amended By                   1991.12.31                 Act No. 4469
    Amended By                   1994.1.5                   Act No. 4701
    Amended By                   1995.12.29                 Act No. 5041
    Amended By                   1997.1.13                  Act No. 5254
    Amended By                   1997.12.13                 Act No. 5423
    Amended By                   1998.1.8                   Act No. 5498
    Amended By                   1998.2.24                  Act No. 5521
    Amended By                   1998.5.25                  Act No. 5539
    Amended By                   1998.9.16                  Act No. 5559
    Amended By                   1998.12.28                 Act No. 5591
    Amended By                   1999.2.1                   Act No. 5736
    Amended By                   1999.5.24                  Act No. 5982
    Amended By                   2000.1.21                  Act No. 6176
    Amended By                   2001.3.28                  Act No. 6423
    Amended By                   2002.1.26                  Act No. 6623
    Amended By                   2002.4.27                  Act No. 6695


                          CHAPTER I GENERAL PROVISIONS

ARTICLE 1 (PURPOSE)

         The purpose of this Act is to contribute to the development of national economy by

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         attaining wide and orderly circulation of securities, and by protecting investors through fair issuance, purchase, sale or other transactions of securities.


ARTICLE 2 (DEFINITIONS)


         (1) The term "securities" in this Act shall mean any of the following subparagraphs: (Amended by Act No. 4469, Dec. 31, 1991; Act No. 5254, Jan. 13, 1997)

         1.Government bonds;

         2.Municipal bonds;

         3.Bonds issued by a corporation which is established under a special
         Act;

         4.Corporate bonds;

         5.Certificates of contribution issued by a corporation which is established under a special Act;

         6.Stock certificates, or instruments which represent preemptive right;

         7.Certificates or instruments issued by a foreign corporation, etc., which have the same nature as those referred to in subparagraphs 1 through 6 of this paragraph;

         8.Securities depository receipts which a person designated by the Presidential Decree issues based on underlying certificates or instruments issued by a foreign corporation, etc.; and

         9.Other certificates or instruments designated by the Presidential Decree, which are similar or related to those referred to in subparagraphs 1 through 8 of this paragraph.

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         (2) Such right as shall be represented by the securities referred to in each subparagraph of paragraph (1) shall be regarded as such securities, even before certificates of such securities have been issued with respect to such rights.

         (3) The term "public offering of new securities" in this Act shall mean a solicitation of an offer to acquire securities which are issued newly under the Presidential Decree. (Amended by Act No. 4469, Dec. 31, 1991; Act No. 5254, Jan. 13, 1997)

         (4) The term "public offering of outstanding securities" in this Act shall mean an offer to sell outstanding securities or a solicitation of an offer to buy those under the Presidential Decree. (Amended by Act No. 4469, Dec. 31, 1991; Act No. 5254, Jan. 13, 1997)

         (5) The term "issuer" in this Act shall mean a person who has issued or intends to issue any securities: Provided, That in issuing securities prescribed in paragraph (1) 8, the term "issuer" shall mean a person who has issued or intends to issue certificates or instruments which are the basis of such issuance. (Amended by Act No. 5254, Jan. 13,
         1997)

         (6) The term "underwriting" in this Act shall mean an act which falls under any of the following subparagraphs:

         1.To acquire from an issuer all or a part of securities with a view to distributing, in connection with issuance of the securities;

         2.To make a contract to acquire the unsold portion of securities with an issuer in connection with issuance of the securities, in a case where there is no one else to acquire it; and

         3.To make arrangements on behalf of an issuer for a public offering of new or outstanding securities, or to participate directly or indirectly in a public offering of new or outstanding securities in part, for the purpose of a commission or reward.


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         (7) The term "underwriter" in this Act shall mean any person who conducts one of the activities referred to in subparagraphs of paragraph (6). (Amended by Act No. 5423, Dec. 13, 1997)

         (8) The term "securities business" in this Act shall mean any business which falls under any of the following subparagraphs: (Amended by Act No. 5254, Jan. 13, 1997; Act No. 6423, Mar. 28, 2001)

         1.To buy and sell securities;

         2.To buy and sell securities on consignment;

         3.To act as an intermediary or an agent with respect to purchase and sale of securities (excluding what falls under subparagraph 8);

         4.To act as an intermediary or agent with respect to an entrustment of sale and purchase transactions to be executed on a securities market, Association brokerage market, or market in foreign country similar to those;

         5.To underwrite securities;

         6.To make a public offering of outstanding securities;

         7.To arrange for a public offering of new or outstanding securities;
         and

         8.To act as an intermediary or an agent with respect to the sale and purchase of securities and make other sale and purchase of securities necessary for the relevant intermediary business according to quotations falling under each of the following items for listed stocks or other stocks registered with the Korea Securities Dealers Association (hereinafter referred to as the "Association") established under Article 162, making use of information communications networks and electronic data-processing equipment, on behalf of many persons at the same

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         time:

         (a) Final quotations of the relevant stocks published by the securities market or Association brokerage market; and

         (b) The single price determined in such manner as prescribed by the Ordinance of the Ministry of Finance and Economy.

         (9) The term "securities company" in this Act means a company which conducts securities business in accordance with this Act.

         (10) The term "investment advisory business" and the term "discretionary investment business" in this Act mean the business falling under each of the following subparagraphs: (Amended by Act No. 6176, Jan. 21, 2000)

         1.The investment advisory business: The business of offering advice orally or in writing, or in other manner with respect to the judgment of value of securities or investment in securities (referring to the judgment on kinds, items, quantity, and price of securities subject to investment, and the classification, methods and time of trading such securities; hereinafter the same shall apply): Provided, That any advice that is made through publications, etc. issued for many and unspecified persons and is prescribed by the Presidential Decree shall be excluded; and

         2.The discretionary investment business: The business of making investments for customers after being entrusted by such customers with the whole or part of the investment judgment that is made based on the analysis of the value of securities, etc.

         (11) The term "investment advisory company" in this Act shall mean a company which conducts the investment advisory business or investment discretionary business under this Act. (Amended by Act No. 3945, Nov. 28, 1987; Act No. 5736, Feb. 1, 1999)

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         (12) The term "securities market" in this Act shall mean a market which is established by the Korea Stock Exchange (hereinafter referred to as the "Stock Exchange") under the provisions of Article 71 for sale and purchase transaction of securities.

         (13) The terms "listed corporation", "unlisted corporation", "stock-listed corporation" and "stock-unlisted corporation" in this Act shall mean: (Amended by Act No. 5736, Feb. 1, 1999)

         1.Listed corporation: issuer of securities listed on the securities market;

         2.Unlisted corporation: issuer of securities not listed on the securities market;

         3.Stock-listed corporation: corporation which has issued stocks listed on the securities market; and

         4.Stock-unlisted corporation: corporation which has issued stocks not listed on the securities market.

         (14) The term "Association brokerage market" in this Act shall mean a market operated by the Association for the purpose of brokering sale and purchase transactions of securities prescribed by the Presidential Decree. (Newly Inserted by Act No. 5254, Jan. 13, 1997; Act No. 6423, Mar. 28, 2001)

         (15) The term "Association-registered corporation" in this Act shall mean a corporation which is registered with the Association pursuant to
         Article 172-2. (Newly Inserted by Act No. 5254, Jan. 13, 1997)

         (16) The term "foreign corporation" in this Act shall mean a foreign government, foreign local government, foreign public institution, foreign enterprise established under foreign Acts and subordinate statutes, international finance organization established under a treaty, or person who is designated by the Ordinance of the Ministry of Finance and Economy. (Newly Inserted by Act No. 5254, Jan. 13, 1997; Act No. 5423, Dec. 13, 1997; Act No. 5539, May 25, 1998)


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         (17) The term "securities-related institution" in this Act shall mean:
         (Amended by Act No. 5736, Feb. 1, 1999)

         1.An institution which has been established, licensed to do operations or business, or registered under this Act;

         2.A management company or trustee company under the Securities Investment Trust Business Act; and

         3.An asset management company or a custodian under the Mutual Funds
         Act.

         (18) The term "employee stock ownership association" in this Act shall mean an organization created after satisfying requirements prescribed by the Presidential Decree for the purpose of promoting the welfare of employees and enhancing their economic status through the management of stocks acquired by such employees of any stock-listed corporation, any Association-registered corporation, or any corporation, registered under Article 3, which intends to list newly its stock certificates. (Newly Inserted by Act No. 5254, Jan. 13, 1997; Act No. 6176, Jan. 21, 2000; Act No. 6423, Mar. 28, 2001)

         (19) The term "outside director" in this Act shall mean a director who does not engage in the regular business of the relevant company and is selected and appointed under Article 54-5 or 191-16. (Newly Inserted by Act No. 6176, Jan. 21, 2000; Act No. 6423, Mar. 28, 2001)


ARTICLE 2-2 (FICTION OF SECURITIES INDEX AS SECURITIES)


         (1) Stockprice index or other securities index which indicate comprehensively the price levels of many types of stock certificates or other securities according to


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         their classification and which is designated by the Stock Exchange
         (hereinafter referred to as "securities index") shall be deemed securities.

         (2) Any transactions which make an agreement of receiving and giving money calculated by the margin between the value of securities index in advance determined by parties according to the standards and procedures as determined by the Stock Exchange and the value of securities index which actually arises at a given time in the future in respect of securities index (hereinafter referred to as "futures transaction of securities index") shall be deemed sales transaction of securities.

         (3) In applying this Act to futures transactions of securities index, the value of securities index shall be securities prices.
         [This Article Newly Inserted by Act No. 4701, Jan. 5, 1994]


                 CHAPTER II REGISTRATION OF ISSUER OF SECURITIES

ARTICLE 3 (REGISTRATION OF ISSUER OF SECURITIES)

         Any issuer who falls under any of the following subparagraphs shall be registered with the Financial Supervisory Commission so as to provide for a fair issuance of securities and public disclosure of information as to a business corporation: Provided, That the same shall not apply to issuers of securities as prescribed in Article 2 (1) 1 through 3, 4 (limited to corporate bonds as prescribed by the Presidential Decree), and 5, and of such other securities as determined by the Presidential
         Decree: (Amended by Act No. 3541, Mar. 29, 1982; Act No. 3945, Nov. 28, 1987; Act No. 4469, Dec. 31, 1991; Act No. 5254, Jan. 13, 1997; Act No.
         5423, Dec. 13, 1997; Act No. 5498, Jan. 8, 1998; Act No. 5736, Feb. 1,
         1999; Act No. 6176, Jan. 21, 2000; Act No. 6423, Mar. 28, 2001; Act No.
         6623, Jan. 26, 2002)

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         1.Deleted; (by Act No. 6623, Jan. 26, 2002)

         2.A corporation that is neither Association-registered corporation nor listed corporation, which intends to make a public offering of new or outstanding securities;

         3.A corporation that is neither Association-registered corporation nor listed corporation, which intends to merge with a stock-listed corporation or an Association-registered corporation;

         4.Deleted; (by Act No. 6623, Jan. 26, 2002)

         5.A corporation under incorporation which intends to make a public offering of new securities; and

         6.A corporation which intends to grant the stock option pursuant to
         Article 189-4.


ARTICLE 4 (DOCUMENTS FOR REGISTRATION)

         An issuer of securities who applies for the registration pursuant to the provisions of Article 3 shall file documents as determined by the Financial Supervisory Commission such as general situations and property conditions of the company, with the Financial Supervisory Commission. In case where any significant matters stated in the filed documents are modified, such information shall also be filed with the Financial Supervisory Commission. (Amended by Act No. 4469, Dec. 31, 1991; Act No. 5498, Jan. 8, 1998)


ARTICLE 5 (DISCLOSURE OF DOCUMENTS FILED FOR REGISTRATION)

         The Financial Supervisory Commission may offer the documents filed pursuant to

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         Article 4 for public inspection. (Amended by Act No. 5498, Jan. 8,
         1998)


ARTICLE 6 (ADMINISTRATION OF REGISTERED CORPORATION)

         With respect to a corporation which has been registered with the Financial Supervisory Commission pursuant to the provisions of Article 3 (hereinafter referred to as a "registered corporation"), the Financial Supervisory Commission may prescribe the criteria for sound management of the registered corporation such as financing the corporate and improving financial structure, and make necessary recommendations. (Amended by Act No. 5498, Jan. 8, 1998) [This Article Wholly Amended by Act No. 3541, Mar. 29, 1982]


                       CHAPTER III REGISTRATION STATEMENT

ARTICLE 7 (SCOPE OF APPLICATION)

         No provisions of this Chapter shall apply to the securities referred to in Article 2 (1) 1 through 3 (including bonds that are deemed bonds of subparagraph 3 in other Acts and subordinate statutes, but excluding bonds prescribed by the Presidential Decree) and 5 and to such other securities as determined by the Presidential Decree. (Amended by Act No. 4469, Dec. 31, 1991; Act No. 6423, Mar. 28, 2001)


ARTICLE 8 (REGISTRATION OF PUBLIC OFFERING)


         (1) Where the total value of a public offering of new or outstanding securities, which is calculated as prescribed by the Ordinance of the Ministry of Finance and Economy, is not less than the amount prescribed by the Ordinance of the Ministry of Finance and Economy, the public offering of such securities may not be made


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         unless the issuer files a registration statement on such securities with the Financial Supervisory Commission and the registration statement is accepted by the Financial Supervisory Commission:
         Provided, That if the issuer determines a period in which he is to issue securities pursuant to the Ordinance of the Ministry of Finance and Economy, and files en bloc a registration statement of securities to be offered publicly during the period (hereinafter referred to as "shelf registration statement") with the Financial Supervisory Commission, and the shelf registration statement is accepted by the Financial Supervisory Commission, he shall not be required to file separately the registration statement on securities to be offered publicly in such period. (Amended by Act No. 4469, Dec. 31, 1991; Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998; Act No. 5539, May
         25, 1998; Act No. 6423, Mar. 28, 2001)

         (2) Matters on the predictions or prospects for the issuer's future financial status or results of operation which fall under any of the following subparagraphs (hereinafter referred to as "predicted information") may be entered or indicated in a registration statement under paragraph (1). In this case, the entry or indication of predicted information shall be made through the methods as prescribed in Article 14 (2) 1, 2 and 4: (Newly Inserted by Act No. 5736, Feb. 1, 1999)

         1.Matters on the issuer's results of operation such as size in sales and revenues, or other predictions or prospects for results of operation;

         2.Matters on the predictions or prospects for the issuer's financial status such as the size in capital stock and funds flows;

         3.Matters on the issuer's results of operation or changes in financial status, and targeted levels at a certain point due to the occurrence of a particular event or the establishment of a particular plan; and

         4.Other matters on the predictions or prospects for the issuer's future as determined by the Presidential Decree.

         (3) In filing a registration under paragraph (1), where the matters to be entered in

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         such registration or accompanying documents are the same as those which have already been filed, the Commission may allow the issuer to substitute the documents referring to the same information which has already been filed for the above documents. (Amended by Act No. 5423, Dec. 13, 1997; Act No. 5539, May 25, 1998; Act No. 6176, Jan. 21, 2000)

         (4) Matters necessary for the matters to be stated in the registration statement or accompanying documents referred to in paragraphs (1) through (3) shall be determined by the Presidential Decree. (Newly Inserted by Act No. 5423, Dec. 13, 1997; Act No. 5539, May 25, 1998;
         Act No. 5736, Feb. 1, 1999; Act No. 6176, Jan. 21, 2000)


ARTICLE 9 (EFFECTIVE DATE OF REGISTRATION STATEMENT, ETC.)


         (1) A statement pursuant to the provisions of Article 8 (1) (hereinafter referred to as a "registration statement") shall come into force on such date as the time period prescribed by the Ordinance of the Ministry of Finance and Economy elapses after the receipt thereof by the Financial Supervisory Commission. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998; Act No. 5539, May 25, 1998)

         (2) The effect taken pursuant to the provisions of paragraph (1) shall not be construed as assuring that the truth or the accuracy of such matters stated in the registration statement has been recognized on its face value or that the Government has guaranteed or approved the value of the securities specified in the registration statement. (Amended by Act No. 5498, Jan. 8, 1998)

         (3) In case where an issuer of securities intends to withdraw a registration statement of securities, he shall file a registration statement on withdrawal with the Financial Supervisory Commission before such registration statement takes effect. (Newly Inserted by Act No. 4469, Dec. 31, 1991; Act No. 5423, Dec. 13, 1997; Act No. 5498,
         Jan. 8, 1998; Act No. 5539, May 25, 1998; Act No. 6176, Jan. 21, 2000)

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         [This Article Wholly Amended by Act No. 3541, Mar. 29, 1982]


ARTICLE 10 (RESTRICTIONS ON TRANSACTIONS)


         (1) In case where there is an offer to acquire or purchase securities, unless a registration statement has taken effect pursuant to the provisions of Article 9, no issuer or seller of securities specified therein nor his agent shall accept such offer. (Amended by Act No. 3541, Mar. 29, 1982)

         (2) No issuer who filed a shelf registration statement pursuant to the proviso of Article 8 (1), shall accept any offer for acquisition or purchase of securities, unless he files additional documents of shelf registration statement determined by the Presidential Decree at each time he makes a public offering of new or outstanding securities. (Newly Inserted by Act No. 4469, Dec. 31, 1991; Act No. 5423, Dec. 13, 1997; Act No. 5539, May 25, 1998; Act No. 6176, Jan. 21, 2000)


ARTICLE 11 (AMENDMENT STATEMENT)


         (1) If it appears to the Financial Supervisory Commission that a registration statement is incomplete in its form or inadequate in any material information required to be stated therein, the Financial Supervisory Commission may, with presenting the reasons thereof, issue an order to file an amendment statement. (Amended by Act No. 5498, Jan. 8, 1998)

         (2) In case where an order is issued pursuant to the provisions of paragraph (1), the registration statement concerned shall be construed not to be received by the Commission after the date on which the order is issued.

         (3) A person who has filed a registration statement may file an amendment

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         statement, if there occurs any modification in matters entered in the registration statement before the day of subscription as determined by the statement commences. In this case, if important matters as determined by the Ordinance of the Ministry of Finance and Economy are modified, the amendment statement thereof shall be filed without fail. (Amended by Act No. 3945, Nov. 28, 1987; Act No. 4469, Dec. 31, 1991;
         Act No. 5423, Dec. 13, 1997; Act No. 5539, May 25, 1998)

         (4) A person who filed a shelf registration statement as prescribed in the proviso of Article 8 (1), notwithstanding the provisions of paragraph (3), may file an amendment statement before the predetermined issue period is terminated. In this case, the predetermined issue amount and period may not be revised. (Newly Inserted by Act No. 4469, Dec. 31, 1991)

         (5) If an amendment statement is filed pursuant to the provisions of paragraph (1), (3) or (4), a registration statement on securities shall be regarded as filed and received on the day of receipt of the amendment statement. (Amended by Act No. 4469, Dec. 31, 1991)


ARTICLE 12 (PREPARATION AND DISCLOSURE OF PROSPECTUS)


         (1) When an issuer of securities makes a public offering of new or outstanding securities pursuant to Article 8, such issuer shall prepare a prospectus under the conditions as determined by the Presidential Decree, and make it available for public inspection at a place determined by the Ordinance of the Ministry of Finance and Economy. (Amended by Act No. 3541, Mar. 29, 1982; Act No. 3945, Nov. 28, 1987;
         Act No. 4469, Dec. 31, 1991; Act No. 5254, Jan. 13, 1997; Act No. 5423,
         Dec. 13, 1997; Act No. 5539, May 25, 1998; Act No. 6176, Jan. 21, 2000)

         (2) In the prospectus as prescribed in paragraph (1), particulars different from the contents mentioned in the registration statement (including additional documents of

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         shelf registration statement as prescribed in Article 10 (2); hereafter the same shall apply in this Chapter) shall not be mentioned, or matters to be entered in the registration statement shall not be omitted: Provided, That the same shall not apply to the matters as prescribed by the Presidential Decree from among matters which are not appropriate for being offered for public inspection, considering balance between interests of keeping secret in management of business and protection of investors. (Amended by Act No. 4469, Dec. 31, 1991; Act No. 5254, Jan. 13, 1997)


ARTICLE 13 (JUSTIFIABLE USE OF PROSPECTUS)


         (1) No one shall be permitted to allow any other person to acquire securities the registration of which has taken effect or shall sell such securities to such other person before a prospectus prepared in accordance with the provisions of Article 12 is, upon a request by the other person, given to him. In this case, when the prospectus is given in the form of digitally recorded document in accordance with the provisions of Article 194-2, such prospectus shall be deemed to be given when requirements falling under each of the following subparagraphs are satisfied:

         1.It is required that a person to receive or be transmitted with a digitally recorded document (hereinafter referred to as the "recipient of digitally recorded document") agree to the receipt or the transmission of a prospectus in the form of the digitally recorded document;

         2.It is required that the recipient of digitally recorded document designate the kind of an electronically transferable media through and a place at which he receives or is transmitted with the digitally recorded document;

         3.It is required to confirm that the recipient of digitally recorded document has received or has been transmitted with a digitally recorded document; and

         4.The digitally recorded document is required to be identical in content with the

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         prospectus paper.

         (2) Where any person intends to induce subscriptions for new or outstanding securities subject to the registration under the provisions of Article 8 for the purpose of executing a public offering or other transactions thereof, he shall induce such subscriptions in a manner falling under any of the following subparagraphs:

         1.A manner in which the prospectus under the provisions of Article 12 is used after the registration of securities comes into force under the provisions of Article 9 (1);

         2.A manner in which an issuer uses a preliminary prospectus (referring to the prospectus additionally indicating the fact that the registration has yet to come into force) prepared on the conditions as prescribed by the Presidential Decree before the registration of securities comes into force after such registration has been accepted under the provisions of Article 9 (1); and

         3.A manner in which an issuer uses a simple prospectus (referring to a document, a digitally recorded document and other devices or indications similar to them that omit part of matters or include extracted matters from among the matters to be entered in the prospectus statement) prepared on the conditions as prescribed by the Presidential Decree through ads making use of newspapers, broadcasts and magazines, etc., handbooks, publicity leaflets, or electronically transferable media after his registration of securities is accepted under the provisons of Article 9 (1).
         [This Article Wholly Amended by Act No. 6176, Jan. 21, 2000]


ARTICLE 14 (LIABILITIES FOR COMPENSATION DUE TO FALSE STATEMENTS)


         (1) If a purchaser of securities sustains damage because a registration statement or a prospectus (including a preliminary prospectus and a simple prospectus; hereafter in this Article the same shall apply) of securities as prescribed in Article 12 includes false statements or indications or fails to state or indicate important matters, the following persons shall be liable to compensate for the damage: Provided, That the same shall not apply where a person who may be liable for compensation proves that he could not know such false facts or omissions of that prospectus in spite of his exercise of due diligence, or where the purchaser of such securities has known the fact at the time of his offering to acquire them: (Amended by Act No. 6176, Jan. 21, 2000)

         1.A registrant under the registration statement concerned and directors of the corporation concerned at the time of registration (if the registration statement is filed before the corporation is incorporated, its promoter);

         2.Certified public accountants, appraisers or persons specialized in credit ratings who certified or signed that matters stated in the registration statement or documents attached thereto are true or correct;

         3.A person who has made a contract to underwrite the securities with the issuer;

         4.A person who has prepared or delivered the prospectus; and

         5.A holder of outstanding securities offered for sale at the time of registration for public offering of outstanding securities.

         (2) Where predicted information is entered or indicated through the following methods, any person falling under any subparagraph of paragraph (1), notwithstanding the provisions of paragraph (1), shall not be liable to compensate for the damage concerned: Provided, That this shall not apply where the purchaser of securities does not know the fact that there are false entries or indications in predicted information or that material matters are not entered or indicated at the time of his offering to acquire them, and where he proves that any person falling under any subparagraph of paragraph (1) was by intention or by gross negligence responsible for the entry or indication:

         1.The entry or indication concerned shall specify that it is predicted information;

         2.The basis for the assumption or judgement for predictions or prospects shall be specified;

         3.The entry or indication concerned shall be faithfully made on the basis of rational foundations or assumptions; and

         4.A warning phrase that predicted values may differ from actual results shall be specified in the entry or indication concerned.

         (3) The provisions of paragraph (2) shall not apply where a corporation other than stock-listed corporations and Association-registered corporations submits a registration statement of securities for the first time for the public offering of new or outstanding securities. [This Article Wholly Amended by Act No. 5736, Feb. 1, 1999]


ARTICLE 15 (AMOUNT OF LIABILITY TO BE COMPENSATED)


         (1) The amount to be compensated for damage pursuant to the provisions of Article 14 shall be the difference between the amount actually paid by the claimant for the acquisition of securities and the amount which falls under any of the following subparagraphs:

         1.The market price of securities at the time of the closing of oral proceedings, if a lawsuit is entered against the securities concerned (in case where no market price is available, an estimated price at which the securities would be disposed of); and

         2.The price at which the securities were disposed of, in case where such disposition of securities has been made prior to the time of the closing of oral proceedings referred to in subparagraph 1 of this paragraph.

         (2) Notwithstanding the provisions of paragraph (1), where a person liable for compensation for damage pursuant to the provisions of
         Article 14 proves that a claimant has sustained all or part of the damage without regard to any false statement or indication or any omission of the entry or indication of material matters, he is not bound to compensate for damage of such part. (Newly Inserted by Act No. 5254, Jan. 13, 1997)


ARTICLE 16 (EXTINCTION OF CLAIMS)

         The compensation liabilities for damage pursuant to the provisions of
         Article 14 shall be extinguished, unless the claimant exercises such right within one year from the date on which he discovers the fact or within three years from the time when a registration statement has taken effect.


ARTICLE 17 (AFTER-REPORT)

         An issuer of securities specified in a registration statement then in effect shall file with the Financial Supervisory Commission a report on results of public offering of new or outstanding securities under the conditions as determined by the Financial Supervisory Commission. (Amended by Act No. 3541, Mar. 29, 1982; Act No. 5423, Dec. 13, 1997;
         Act No. 5498, Jan. 8, 1998; Act No. 5539, May 25, 1998; Act No. 6176,
         Jan. 21, 2000)


ARTICLE 18 (DISCLOSURE OF REGISTRATION STATEMENT AND AFTER-REPORT)

         A registration statement of securities and an after-report pursuant to
         Article 17 (hereinafter referred to as an "after-report") shall be kept in the Financial Supervisory Commission and made available for public inspection under the conditions as prescribed by the Presidential
         Decree: Provided, That the same shall not apply to the matters as prescribed by the Presidential Decree from among matters which are not appropriate for being offered for public inspection, considering balance between interests of keeping secret in management of business and protection of investors. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998)


ARTICLE 18-2 (PUBLIC OFFERING WITHOUT FILING REGISTRATION STATEMENT)

         Any issuer who makes a public offering of new or outstanding securities without filing a registration statement in accordance with the provisions of Article 9 (1) shall disclose matters concerning his financial standing and take measures prescribed by the Presidential Decree to protect investors.
         [This Article Newly Inserted by Act No. 6176, Jan. 21, 2000]


ARTICLE 19 (REPORT AND INVESTIGATION)


         (1) The Financial Supervisory Commission, if necessary in the public interest or for protection of investors, may order a registrant under the registration statement, an issuer of securities, an underwriter thereof, and any other related persons to file a report or materials for reference, or may have the Governor of the Financial Supervisory Service established under the Act on the Establishment, etc. of Financial Supervisory Organization (hereinafter referred to as the "Financial Supervisory Service") investigate account books, documents and any other related materials of such registrant, issuer, underwriter and other related persons. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998)

         (2) A person who investigates pursuant to the provisions of paragraph
         (1) shall carry along a certificate which proves his authority to investigate and shall present such certificate to persons concerned. (Amended by Act No. 5254, Jan. 13, 1997)

ARTICLE 20 (DISPOSITION RIGHT OF FINANCIAL SUPERVISORY COMMISSION)

         In the case falling under any of the following subparagraphs, the Financial Supervisory Commission, after showing reason therefor and making a public notice of such fact, order the issuer of securities concerned to make an amendment, and if necessary, the Financial Supervisory Commission may suspend or prohibit the issuance of such securities, public offering of new or outstanding securities or other transactions with respect thereto or may take measures as prescribed by the Presidential Decree. In this case, the Financial Supervisory Commission may determine procedures and criteria necessary for taking measures against the issuer of securities: (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998; Act No. 6176, Jan. 21, 2000;
         Act No. 6423, Mar. 28, 2001)

         1.In case that a registration statement or an after-report is not submitted or such statement or such report contains false statements or omits important matters;

         2.In case that a prospectus does not comply with the provisions of
         Article 12 or 13;

         3.In case that a violation of the provisions of Article 13 (2) is committed with respect to the public offering of new or outstanding securities and other transactions of securities through a preliminary prospectus or a simple prospectus; and

         4.In case that a violation of the provisions of Article 18-2 is committed.


                     CHAPTER IV TENDER OFFER FOR SECURITIES

ARTICLE 21 (APPLICABLE OBJECT OF TENDER OFFER)

         (1) A person who intends to acquire voting stocks or any other securities as prescribed by the Presidential Decree (hereinafter referred to as "stocks, etc.") through purchase, exchange, bid or any other acquisition by transfer (hereafter referred to as "purchase, etc." in this Chapter) from persons of not less than the number as prescribed by the Presidential Decree outside the securities market or Association brokerage market during the period as prescribed by the Presidential Decree shall acquire the stocks, etc. through tender offer, in case where the total number of the stocks, etc. held (including the cases prescribed by the Presidential Decree as owning or its equivalent; hereafter the same shall apply in this Chapter and
         Article 200-2) by the person himself and specially related persons (this means the specially related person as prescribed by the Presidential Decree; hereinafter the same shall apply) after the purchase, etc. is 5/100 or more of the total number of the stocks, etc. (including the case where the person himself and specially related persons who have acquired 5/100 or more of the total number of the stocks, etc. make purchase, etc. of the stocks, etc.): Provided, That the same shall not apply with respect to purchase, etc. as prescribed by the Presidential Decree, considering the type thereof and other circumstances.

         (2) Deleted. (by Act No. 5521, Feb. 24, 1998)

         (3) In this Chapter, the term "tender offer" means making an offer to buy stocks, etc. (including exchange with other securities; hereafter the same shall apply in this Chapter) or a solicitation of an offer to sell stocks, etc. (including exchange with other securities; hereafter the same shall apply in this Chapter) against many and unspecified persons, and buying them outside the securities market and Association brokerage market.

         (4) Number of stocks, etc. and total number of stocks, etc. pursuant to the provisions of paragraph (1) shall be the number calculated by the method as prescribed by the Ordinance of the Ministry of Finance and Economy. (Amended by Act No. 5521, Feb. 24, 1998; Act No. 5539, May 25,
         1998)

         (5) The term "person handling tender offer affairs" means a person in charge of keeping in custody stocks, etc. to be purchased, paying funds necessary for making tender offer or offering securities subject to a swap and handling administrative affairs related to tender offer on behalf of any person who intends to make tender offer. In this case, any person qualified to act as such agent shall be limited to a securities company. (Newly Inserted by Act No. 6423, Mar. 28, 2001) [This Article Wholly Amended by Act No. 5254, Jan. 13, 1997]


ARTICLE 21-2 (PUBLICATION OF TENDER OFFER AND SUBMISSION OF TENDER OFFER STATEMENT)


         (1) Any person who intends to make tender offer shall publish matters falling under each of the following subparagraphs (hereinafter referred to as "publication of tender offer") under the conditions as prescribed by the Presidential Decree:

         1.A person who intends to make tender offer;

         2.A person who issues stocks, etc. subject to tender offer;

         3.The objective of tender offer;

         4.Kinds and numbers of stocks, etc. subject to tender offer;

         5.The period of tender offer and tender offer conditions such as prices, settlement date, etc.; and

         6.Details of purchase funds and other matters prescribed by the Presidential Decree.

         (2) Any person who has published his tender offer (hereinafter referred to as "tender offerer" shall file a statement containing matters falling under each of the following subparagraphs with the Financial Supervisory Commission (hereinafter referred to as a "tender offer statement") on the date on which his tender offer is published (hereinafter referred to as the "publication date of tender offer") under the conditions as prescribed by the Presidential Decree:
         Provided, That in the event that the publication date of tender offer falls under any holiday or any other day prescribed by the Financial Supervisory Commission, the tender offer statement may be submitted on the day next thereto:

         1.Matters concerning tender offerer and specially related persons;

         2.Issuers of stocks, etc. subject to tender offer;

         3.Objective of tender offer;

         4.Kinds and numbers of stocks, etc. subject to tender offer;

         5.Period of tender offer and tender offer conditions such as prices and settlement date, etc.;

         6.In the event a contract exists that aims for the purchase of stocks, etc. without depending on tender offer after the publication date of tender offer, details of such contract; and

         7.Details of purchase funds and other matters prescribed by the Presidential decree.

         (3) The period of tender offer referred to in paragraphs (1) and (2) shall be set within the scope of the period prescribed by the Presidential Decree.

         (4) The provisions of Article 8 (2) shall apply mutatis mutandis to the tender offer statement.
         [This Article Wholly Amended by Act No. 6423, Mar. 28, 2001]


ARTICLE 21-3 (RESTRICTIONS ON VOTING RIGHTS, ETC.)

         In case where a person has made purchase, etc. of stocks, etc. in violation of the provisions of Article 21 (1) or 21-2 (1) and (2), he may not exercise the voting rights on the stocks concerned (including stocks which are acquired through exercise of rights related to the stocks, etc. concerned) during the period as prescribed by the Presidential Decree, and the Financial Supervisory Commission may order to dispose of the stocks, etc. concerned (including stocks which are acquired through exercise of rights related to the stocks, etc. concerned). (Amended by Act No. 5498, Jan. 8, 1988; Act No. 5521, Feb. 24, 1998; Act No. 6423, Mar. 28, 2001) [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 22 (SUBMISSION OF COPY OF TENDER OFFER STATEMENT)

         Any tender offerer shall, when he files a tender offer statement, promptly send a copy thereof to each of issuers of stocks, etc. subject to his tender offer (referring to persons prescribed by the Presidential Decree in case of stocks, etc. prescribed by the Presidential Decree; hereafter in this Chapter the same shall apply) and also submit such copy to the Stock Exchange or the Association. [This Article Wholly Amended by Act No. 6423, Mar. 28, 2001]


ARTICLE 23 (RESTRICTIONS ON PURCHASES BY TENDER OFFERER)


         (1) Any tender offerer (including any person handling tender offer affairs; hereafter in this Article and Article 24 the same shall apply) shall be prohibited from making any tender offer prior to the lapse of three days (excluding any holiday and any other day prescribed by the Financial Supervisory Commission in calculating the period) from the publication date of tender offer (referring to the next date in case of the date falling under the proviso of Article 21-2 (2)). (Amended by Act No. 6423, Mar. 28, 2001)

         (2) Except for the case as prescribed by the Presidential Decree, no tender offerer (including a specially related person) shall, during the period from the date on which tender offer is permitted pursuant to paragraph (1) to the date on which period of tender offer expires, make any purchase of securities specified in the said statement by other means than a tender offer.

         (3) Except for the case as prescribed by the Presidential Decree, no person who has ever purchased stocks, etc. concerned through tender offer for 6 months of the past from the publication date of tender offer (including specially related persons) shall purchase the stocks, etc. concerned through tender offer. (Amended by Act No. 6423, Mar. 28,
         2001)

         (4) An issuer of stocks, etc. subject to tender offer shall not, during the period as referred to in paragraph (2), commit an act as prescribed by the Presidential Decree among the acts which may change the number of voting stocks.
         [This Article Wholly Amended by Act No. 5254, Jan. 13, 1997]


ARTICLE 23-2 (AMENDMENT STATEMENT AND PUBLICATION, ETC.)


         (1) Any tender offerer, in case where he intends to modify the terms for purchase, shall file an amendment statement by the date on which period of tender offer expires: Provided, That reduction of purchase price, decrease of number of stocks, etc. which are intended to be purchased, extension of payment period of purchase amount and other purchase conditions as prescribed by the Presidential Decree shall not be modified. (Amended by Act No. 5423, Dec. 13, 1997; Act No. 5539, May 25, 1998; Act No. 6176, Jan. 21, 2000)

         (2) Any tender offerer shall, when he files an amendment statement under paragraph (1), promptly publish the fact and details of what is amended (limited to matters contained in the publication of tender offer). In this case, the method of making such publication shall be governed by the provisions of Article 21-2 (1).

         (Newly Inserted by Act No. 6423, Mar. 28, 2001)

         (3) The provisions of Articles 11 (1), (2) and (5), 22, and 23 (1) shall apply mutatis mutandis to any tender offer statement and any amendment statement. (Amended by Act No. 6423, Mar. 28, 2001) [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 24 (PREPARATION AND USE OF PROSPECTUS FOR TENDER OFFER)


         (1) A tender offerer, when he intends to purchase securities through tender offer, shall prepare a prospectus for such tender offer (hereinafter referred to as "prospectus for tender offer") under the conditions as prescribed by the Ordinance of the Ministry of Finance and Economy, and shall keep it at the place as prescribed by the Ordinance of the Ministry of Finance and Economy in order to make it available for public inspection. (Amended by Act No.
         5254, Jan. 13, 1997; Act No. 5539, May 25, 1998)

         (2) The provisions of Article 13 shall apply mutatis mutandis to the use of a prospectus for tender offer.


ARTICLE 24-2 (WITHDRAWAL OF TENDER OFFER)


         (1) A tender offerer may not withdraw a tender offer after it has been possible to make a tender offer pursuant to Article 23 (1): Provided, That in such case as prescribed by the Presidential Decree, he may withdraw a tender offer by the last day of the tender offer period.

         (2) In case where a tender offerer intends to withdraw a tender offer pursuant to paragraph (1), a withdrawal statement shall be filed with the Financial Supervisory

         Commission and the Stock Exchange or the Association, and the contents thereof shall be announced publicly. (Amended by Act No. 5423, Dec. 13, 1997; Act No. 5498, Jan. 8, 1998; Act No. 5539, May 25, 1998; Act No.
         6176, Jan. 21, 2000)

         (3) A person who accepts an offer to buy stocks, etc. subject to tender offer or gives his offer (hereinafter referred to as "tender") to sell them (hereinafter referred to as a "tendering stockholder"), may cancel such tender at any time during tender offer period. In this case, a tender offerer may claim damages or penalty due to cancellation of tender by a tendering stockholder.
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 25 (PRESENTATION OF OPINION ON TENDER OFFER)

         An issuer of stocks, etc. for which a tender offer statement has been filed, may present his opinion on the tender offer concerned under the conditions as prescribed by the Presidential Decree. In this case, the issuer shall file a written statement describing the contents of such opinion without delay with the Financial Supervisory Commission and, the Stock Exchange or the Association, as the case may be. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998)


ARTICLE 25-2 (CONDITIONS AND MANNERS OF TENDER OFFER)


         (1) A tender offerer shall purchase without delay all the stocks, etc. tendered according to the purchase conditions and manners stated in the tender offer statement on and after the day following the expiration date of tender offer period: Provided, That in case where the Presidential Decree prescribes, the same shall not apply.

         (2) Price of tender offer shall be uniform. (Amended by Act No. 5521, Feb. 24, 1998)

         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]



ARTICLE 25-3 (LIABILITY FOR DAMAGES OF TENDER OFFERER)


         (1) The provisions of Article 14 (1) shall apply mutatis mutandis to damages which a person falling under any of the following subparagraphs causes to tendering stockholder in connection with a tender offer statement and public notice thereof, an amendment statement and public notice thereof pursuant to Article 23-2, and a prospectus for tender offer:
         (Amended by Act No. 5736, Feb. 1, 1999)

         1.A registrant stated in a tender offer statement and an amendment statement thereof (including specially related persons of the registrant, and in case where the registrant is a juristic person, including directors of the juristic person) and his agent; and

         2.A person who prepares a prospectus for tender offer and his agent.

         (2) The provisions of Article 16 shall apply mutatis mutandis to liability for damages pursuant to the provisions of paragraph (1). [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 26 (PUBLIC NOTICE OF STATEMENTS, ETC.)

         The Financial Supervisory Commission, the Stock Exchange, and the Association shall keep the tender offer statement, amendment statement pursuant to Article 23-2, withdrawal statement pursuant to Article 242
         (2), and written statement pursuant to Article 25 for 3 years from the date on which such statements have been received and shall make them available for public inspection. (Amended by Act No. 5498, Jan. 8, 1998; Act No. 6423, Mar. 28, 2001)
         [This Article Wholly Amended by Act No. 5254, Jan. 13, 1997]

ARTICLE 27 (REQUEST FOR MATERIALS TO TENDER OFFERER)

         The Financial Supervisory Commission, if necessary in the public interest or for the protection of investors, may order any tender offerer, any person related to the tender offerer, and any issuer of the securities concerned to file a report or material for reference. (Amended by Act No. 5498, Jan. 8, 1998)


ARTICLE 27-2 (PROVISIONS TO BE APPLIED MUTATIS MUTANDIS)

         The provisions of Articles 17, 19 and 20 shall apply mutatis mutandis to the tender offer. In this case, the "Financial Supervisory Commission" as referred to in Article 17 shall be deemed to be the "Financial Supervisory Commission and Stock Exchange or Association". (Amended by Act No. 5736, Feb. 1, 1999)
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


                          CHAPTER V SECURITIES BUSINESS

                                SECTION 1 LICENSE

ARTICLE 28 (LICENSE)


         (1) A person who may be engaged in the securities business shall be a stock company which has obtained a license from the Financial Supervisory Commission by the type of business. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998; Act No. 5982, May 24,
         1999)

         (2) The type of business referred to in paragraph (1) shall be as follows: (Amended by Act No. 6423, Mar. 28, 2001)

         1.The business referred to in Article 2 (8) 1;

         2.The business referred to in Article 2 (8) 2 through 4;

         3.The business referred to in Article 2 (8) 5 through 7; and

         4. The business referred to in Article 2 (8) 8.

         (3) The capital of a securities company shall not be less than one billion won and an amount prescribed by the Presidential Decree according to the scope of its business. (Amended by Act No. 6176, Jan. 21, 2000)

         (4) Deleted. (by Act No. 5254, Jan. 13, 1997)

         (5) The Financial Supervisory Commission may set conditions to a license referred to in paragraph (1). (Newly Inserted by Act No. 5736, Feb. 1, 1999; Act No. 5982, May 24, 1999)

         (6) Deleted. (by Act No. 5254, Jan. 13, 1997)

         (7) Deleted. (by Act No. 5736, Feb. 1, 1999)


ARTICLE 28-2 (SECURITIES BUSINESS BY FOREIGN SECURITIES COMPANY)


         (1) If a foreign securities company (this refers to a person engaged in securities business in a foreign country pursuant to the relevant Acts and subordinate statutes of such country; hereinafter the same shall apply) intends to establish a branch office or any other business office in order to operate the securities business in the

         Republic of Korea, it shall obtain a license from the Financial Supervisory Commission by the type of business in accordance with the provisions of each subparagraph of Article 28 (2). (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998; Act No. 5982, May 24,
         1999; Act No. 6176, Jan. 21, 2000)

         (2) The business fund for any branch office or any other business office under the provisions of paragraph (1) shall not be less than one billion won and an amount prescribed by the Presidential Decree according to the scope of its business. (Newly Inserted by Act No. 6176, Jan. 21, 2000)

         (3) A foreign securities company which has not obtained the license for establishment of branch office, etc. pursuant to paragraph (1) shall not conduct the securities business with domestic residents. (Newly Inserted by Act No. 5254, Jan. 13, 1997)

         (4) The branch office or any other business office licensed pursuant to paragraph (1) shall be regarded as a securities company organized under this Act, except for the provisions of Article 28 (3). (Amended by Act No. 5254, Jan. 13, 1997)

         (5) If a domestic branch office or other business office of a foreign securities company goes into liquidation or becomes bankrupt, its domestic holding assets shall be appropriated preferentially for a performance of obligation to a person who is the other party of securities transaction and has a domicile or residence in Korea at the time of the transaction. In this case, the scope of its domestic holding assets shall be determined by the Presidential Decree. (Newly Inserted by Act No. 4469, Dec. 31, 1991; Act No. 5254, Jan.
         13, 1997)

         (6) If it is deemed difficult to conduct the securities business because a domestic branch office or other business office of a foreign securities company has violated this Act, an order or disposition made under this Act, or foreign Acts and subordinate statutes, the Financial Supervisory Commission may revoke the business license, suspend business, or take other necessary measures for the purpose of protecting the public interest or investors. The same shall apply in case where it is deemed difficult to conduct securities business of a domestic branch office or other business office of the foreign securities company by reason that the foreign securities company has violated foreign Acts and subordinate statutes, etc. (Newly Inserted by Act No. 4469, Dec. 31, 1991; Act No. 5254, Jan. 13, 1997; Act No. 5498,
         Jan. 8, 1998; Act No. 5539, May 25, 1998; Act No. 5982, May 24, 1999)

         (7) The Financial Supervisory Commission may set conditions to the license referred to in paragraph (1). (Newly Inserted by Act No. 5736, Feb. 1, 1999; Act No. 5982, May 24, 1999)

         (8) Necessary matters relating to the operation of the securities company by a foreign securities company shall be prescribed by the Presidential Decree.
         [This Article Newly Inserted by Act No. 3541, Mar. 29, 1982]


ARTICLE 29 (PROVISIONS APPLICABLE TO PERSONS WHO OPERATE SECURITIES BUSINESS AS SIDE BUSINESS)


         (1) Deleted. (by Act No. 5736, Feb. 1, 1999)

         (2) This Chapter shall apply within the scope of licensed business to a person who, upon license of securities business pursuant to this Chapter, operates securities business as a side business: Provided, That the provisions of Articles 28 (3), 33, 47, and 62 shall not apply. (Amended by Act No. 3945, Nov. 28, 1987; Act No. 5254, Jan. 13, 1997;
         Act No. 5736, Feb. 1, 1999)


ARTICLE 30 (APPLICATION FOR LICENSE)


         (1) Any person who intends to obtain a license pursuant to the provisions of Articles 28 (1) and 28-2 (1) shall file an application with the Financial Supervisory

         Commission under the conditions as prescribed by the Presidential
         Decree.

         (2) The Financial Supervisory Commission may, where such application it receives under the provisions of paragraph (1) is found to be insufficient, ask the applicant to supplement such application. In this case, the period required to supplement such application shall not be added to the period under the provisions of Article 31 (1).
         [This Article Wholly Amended by Act No. 6176, Jan. 21, 2000]


ARTICLE 31 (PROCEDURE OF LICENSE)


         (1) When the Financial Supervisory Commission has received the written application pursuant to the provisions of Article 30, it shall make a decision either granting or denying a license and shall notify the applicant of the decision in writing without delay. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998; Act No. 5982, May 24,
         1999)

         (2) Deleted. (by Act No. 3945, Nov. 28, 1987)


ARTICLE 32 (REQUIREMENTS FOR LICENSE)


         (1) Any person who intends to obtain a license for his securities business in accordance with the provisions of Article 28 (1) shall satisfy requirements falling under each of the following subparagraphs:

         1.He is required to satisfy requirements under the provisions of
         Article 28 (3);

         2.He is required to be able to protect investors and have manpower, computer installations and other physical facilities enough to carry out securities business he intends to run;

         3.He is required to have a proper and sound business plan; and

         4.Any such major investor as prescribed by the Presidential Decree (in case that an investor is a corporation, this includes any person who virtually exercises his influence over important matters concerning the management of such corporation and is prescribed by the Presidential Decree shall be included) is required to have a sufficient investment capability, a sound financial standing and social credit.

         (2) Any foreign stockbroker who intends to obtain a license for the establishment of his branch office or other business office pursuant to the provisions of Article 28-2 (1) shall meet requirements falling under each of the following subparagraphs:

         1.He has to satisfy requirements under the provisions of Article 28-2
         (2);

         2.He has to have property, financial standing, and business capability enough to carry out securities business in the country and has to have a full and high international credit rating; and

         3.He has to meet requirements under paragraph (1) 2 and 3.

         (3) Necessary matters concerning detailed requirements for a license under paragraphs (1) and (2) shall be prescribed by the Presidential Decree.
         [This Article Wholly Amended by Act No. 6176, Jan. 21, 2000]


ARTICLE 32-2 (PUBLIC NOTICE OF LICENSE)

         The Financial Supervisory Commission shall, when it grants a license in accordance with the provisions of Articles 28 (1) and 28-2 (1), promptly publish the grant of such license in the Official Gazette and make the grant of such license known to the public through computer communications, etc.
         [This Article Newly Inserted by Act No. 6176, Jan. 21, 2000]

                  SECTION 2 MAINTENANCE OF SOUND BUSINESS ORDER

ARTICLE 33 (ELIGIBILITY OF OFFICERS)


         (1) Deleted. (by Act No. 5736, Feb. 1, 1999)

         (2) Any person who falls under any of the following subparagraphs shall not be an officer of a securities company, and any officer of a securities company who falls under any of the following subparagraphs shall lose his office: (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5423, Dec. 13, 1997; Act No. 5736, Feb. 1, 1999; Act No. 6176, Jan. 21,
         2000)

         1.A minor, an incompetent, or a quasi-incompetent;

         2.A bankrupt who has not been reinstated yet;

         3.A person who has been sentenced to imprisonment without prison labor or a heavier punishment or to a fine or a heavier punishment under this Act, foreign Acts and subordinate statutes corresponding to this Act (hereinafter referred to as "foreign securities Acts and subordinate statutes") and other Acts and subordinate statutes which are related to finance as prescribed by the Presidential Decree, and for whom 5 years have not elapsed since the execution of such punishment was terminated (including the cases where the execution is deemed to have been terminated) or exempted;

         3-2.A person who has been sentenced to the suspension of execution of imprisonment without prison labor or a heavier punishment and is still in the suspended period of execution;

         4.Any person who was an officer or an employee of a corporation or a company whose business license or authorization, etc. was cancelled pursuant to this Act, foreign securities Acts and subordinate statutes, or finance-related Acts and subordinate statutes prescribed by the Presidential Decree (limited to any person who is directly or correspondingly responsible for the occurrence of the cause of cancellation and prescribed by the Presidential Decree), and for whom 5 years have yet to elapse from the date on which such license or authorization was canceled against the corporation or the company; and

         5.A person who was discharged or dismissed from a securities company under this Act, foreign securities Acts and subordinate statutes, or other Acts and subordinate statutes which are related to finance as prescribed by the Presidential Decree, and for whom 5 years have not elapsed since the date of such discharge or dismissal.
         [This Article Wholly Amended by Act No. 3541, Mar. 29, 1982]


ARTICLES 33-2 AND 34
         Deleted. (by Act No. 3945, Nov. 28, 1987)


ARTICLE 35 (MATTERS TO BE AUTHORIZED)


         (1) When a securities company intends to merge with another company, transfer its whole business, or take over the whole business of another company (including equivalent cases), such securities company shall obtain authorization from the Financial Supervisory Commission with respect thereto. In this case, the provisions of Article 32 shall apply mutatis mutandis. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998; Act No. 5736, Feb. 1, 1999; Act No. 5982, May 24,
         1999)

         (2) The Financial Supervisory Commission shall, in determining whether to grant such authorization under the provisions of paragraph (1), take into account matters prescribed by the Presidential Decree. (Newly Inserted by Act No. 6176, Jan. 21, 2000)


ARTICLE 36 (MATTERS TO BE REPORTED)

         In case where a securities company falls under any of the following subparagraphs, it shall promptly report the fact to the Financial Supervisory Commission: (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998; Act No. 5736, Feb. 1, 1999; Act No. 6176, Jan.
         21, 2000)

         1.When a securities company appoints or discharges its officer;

         2.When a securities company establishes newly a branch office or other business office, or when it changes the location of its principal office, branch office or other business office, or when it suspends, resumes or discontinues the business of its principal office, branch office or other business office;

         3.When a person and such relatives of him and other specially related persons of him as designated by the Presidential Decree (hereinafter referred to as the "specially related persons"), who possess the largest number of stocks of a securities company, are changed;

         4.When a trade name of a securities company is changed;

         4-2.When a cause to dissolve a securities company occurs; and

         5.Cases as prescribed by the Presidential Decree, other than those under subparagraphs 1 through 4-2.

ARTICLE 37 (PUBLIC NOTICE OF DISCONTINUANCE OF SECURITIES BUSINESS)

         When a securities company intends to discontinue its securities business or the business of its branch office or any other business office, the securities company shall print a public notice to that effect in 2 or more daily newspapers 3 or more times not later than 30 days before the date of discontinuance, and shall notify directly the creditors who are known to the securities company at the same time. (Amended by Act No. 3541, Mar. 29, 1982)


ARTICLE 38
         Deleted. (by Act No. 4469, Dec. 31, 1991)


ARTICLE 39
         Deleted. (by Act No. 5423, Dec. 13, 1997)


ARTICLE 40
         Deleted. (by Act No. 6623, Jan. 26, 2002)


ARTICLE 41 (LIABILITIES FOR BRANCH OFFICE OR OTHER BUSINESS OFFICE)

         If a branch office or other business office of any securities company causes any damage to other persons in connection with the purchase and sale of securities or other securities transaction, such securities company shall be liable to compensate the damage to the person who suffers the damage.


ARTICLE 42 (RESTRICTIONS ON OFFICERS' SECURITIES TRANSACTION)

         No officer or employee of any securities company shall make or entrust sale and purchase transactions of securities for his own account in whatsoever name except for securities savings through payroll deduction plans and for other cases as prescribed by the Presidential Decree.


ARTICLE 43 (MANIFESTATION OF TYPE OF TRANSACTION)

         When any securities company receives an order from any customer for a securities transaction, such securities company shall make clear in advance to such customer as to whether it will act as the other party, or as an intermediary, an agent, or a factor in effectuating such transaction.


ARTICLE 44 (PROHIBITION OF REPRESENTATION OF OTHER PARTY)

         No securities company may act as a principal and concurrently as a factor, an intermediary or an agent for other party with respect to the same securities transaction.


ARTICLE 44-2
         Deleted. (by Act No. 6423, Mar. 28, 2001)


ARTICLE 44-3 (SEPARATE DEPOSIT OF CUSTOMER DEPOSIT MONEY)


         (1) Any securities company shall deposit (including trust; hereinafter the same shall apply) any money deposited by customers (referring to the money deposited by customers in connection with sale and purchase and any other transactions of securities; hereinafter the same shall apply) separately from his property at a securities finance company (hereinafter referred to as a "depository institution") under Article
         145. (Amended by Act No. 6423, Mar. 28, 2001; Act No. 6623, Jan. 26,

         2002)

         (2) Where a securities company deposits customer deposit money in a depository institution pursuant to paragraph (1), it shall specify that the money is the customers' property.

         (3) A securities company which has received customer deposit money (hereinafter referred to as a "depositing securities company") pursuant to paragraph (1) shall not transfer or offer as security customer deposit money deposited in a depository institution except as otherwise determined by the Presidential Decree, and no person shall set off or seize it (including provisional seizure).

         (4) A depositing securities company shall, where it falls under any of the following subparagraphs, withdraw customer deposit money deposited in a depository institution and preferentially pay it to customers. In this case, the securities company concerned shall publicly announce payment time and place of customer deposit money and other matters relating to the payment of customer deposit money in two daily newspapers or more within the period as determined by the Presidential
         Decree:

         1.Where it resolves to discontinue its business;

         2.Where it receives an order for suspension of business;

         3.Where it has its license revoked;

         4.Where it resolves to dissolve itself;

         5.Where it has been declared bankrupt; and

         6.Where any cause equivalent to those listed in subparagraphs 1 through 5 occurs.

         (5) A depository institution, where it falls under any subparagraph of paragraph (4), shall preferentially pay customer deposit money deposited to the depositing securities company.

         (6) A depository institution shall manage customer deposit money by the following methods:

         1.Purchase of Government bonds and municipal bonds;

         2.Purchase of bonds whose payment is guaranteed by the Government, local governments or financial institutions; and

         3.Other methods recognized as being capable of safely managing customer deposit money, as determined by the Presidential Decree.

         (7) The scope of customer deposit money to be deposited by a securities company in a depository institution pursuant to paragraph (1), the ratio to be deposited, matters relating to withdrawal of customer deposit money, matters on the management of customer deposit money by a depository institution or other matters necessary for the depositing of customer deposit money shall be determined by the Presidential decree. In this case, the ratio to be deposited may be otherwise determined by securities company taking into account the securities company's financial status, etc.
         [This Article Newly Inserted by Act No. 5736, Feb. 1, 1999]


ARTICLE 44-4 (DEPOSITING OF SECURITIES, ETC. DEPOSITED BY CUSTOMERS)


         (1) A securities company shall promptly deposit securities which come to be held by customers due to buying and selling consignment or other transactions and bonds or deeds as determined by the Presidential Decree in the Korea Securities Depository established under Article 173 (hereafter in this Article, referred to as the "Korea Securities Depository").

         (2) A securities company shall promptly deposit securities, bonds, and deeds to be held by managing assets on hand as determined by the Presidential Decree in the Korea Securities Depository.
         [This Article Newly Inserted by Act No. 5736, Feb. 1, 1999]


ARTICLE 45
         Deleted. (by Act No. 5736, Feb. 1, 1999)


ARTICLE 46 (NOTIFICATION OF SALE AND PURCHASE TRANSACTIONS, ETC.)

         A securities company shall notify the customer concerned of the purchase and sale by a customer's order and other contents of transactions, etc. under the conditions as prescribed by the Presidential Decree.
         [This Article Wholly Amended by Act No. 5254, Jan. 13, 1997]


ARTICLE 46-2 (EXCEPTIONAL ACQUISITION OF TREASURY STOCKS)

         A securities company may, in case where the securities company has been entrusted by a customer, acquire treasury stocks less than the minimum trading unit of the securities market or Association brokerage market outside those markets. In this case, the acquired treasury stocks shall be disposed of within the period as prescribed by the Presidential Decree.
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 47 (BUSINESS REPORT)


         (1) Any securities company shall compile each business report stating its business achievements, financial standing, and other matters prescribed by the Presidential Decree for 3 months, 6 months, 9 months and 12 months, respectively, from the date of the commencement of every business year and file such business report with the Financial Supervisory Commission within forty-five days from the date of the elapse of such months. (Amended by Act No. 6623, Jan. 26, 2002)

         (2) Any securities company shall keep the business report referred to in paragraph (1) or its computerized materials at its head office, branch office, or other business office and make them accessible to the public for one year from the date on which the business report is filed with the Financial Supervisory Commission. (Amended by Act No. 6623, Jan. 26, 2002)

         (3) Detailed matters concerning the compilation of the business report under the provisions of paragraph (1) and other necessary matters shall be determined by the Financial Supervisory Commission.
         [This Article Wholly Amended by Act No. 6176, Jan. 21, 2000]


ARTICLE 48 (OFFICERS' ENGAGING IN OTHER BUSINESS)

         Where the Presidential Decree determines that the interests of a full-time officer of a securities company are in conflict with those of customers or threaten to impair the sound management of the securities company, the officer shall not be engaged in the regular business of another corporation or in other businesses. (Amended by Act No. 6176, Jan. 21, 2000; Act No. 6423, Mar. 28, 2001)
         [This Article Wholly Amended by Act No. 5736, Feb. 1, 1999]


ARTICLE 49 (CREDIT EXTENSION)


         (1) Any securities company may extend credit in connection with securities as lending money or securities to a customer.

         (2) The method and contents of the credit extension referred to in paragraph (1) shall be prescribed by the Presidential Decree. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998; Act No.
         6176, Jan. 21, 2000)

         (3) The Financial Supervisory Commission shall provide for regulations on the maximum amount of credit, the ratio of security and method of receiving security, etc. (Amended by Act No. 3541, Mar. 29, 1982; Act No. 5498, Jan. 8, 1998)

         (4) In case where a securities company sells such securities as underwritten thereby, the securities company shall not lend funds or extend any other credit with respect to the purchase of such securities, until 3 months have elapsed from the date of underwriting such securities.


ARTICLE 50 (BUSINESS OF SECURITIES SAVINGS)


         (1) A securities company may be engaged in the business of securities savings according to the regulations as prescribed by the Financial Supervisory Commission. (Amended by Act No. 3541, Mar. 29, 1982; Act No. 5498, Jan. 8, 1998)

         (2) The method and the contents of the securities savings business referred to in paragraph (1) shall be prescribed by the Presidential Decree. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998; Act No. 6176, Jan. 21, 2000)


ARTICLE 51 (RESTRICTIONS ON ENGAGING CONCURRENTLY IN OTHER BUSINESS)


         (1) Any securities company shall be prohibited from engaging in any other business than the securities business falling under each of the following subparagraphs:

         1.The financial business (referring to the business prescribed by this Act or finance-related Acts and subordinate statutes; hereafter the same in this Article shall apply) that is prescribed by relevant Acts and subordinate statutes as the business for securities companies to run;

         2.The financial business prescribed by the Presidential Decree, which is authorized by the Financial Supervisory Commission as the business for securities company to run; and

         3.The business falling under any of the following items, which is prescribed by the Presidential Decree as a collateral business:

         (a) The business related to the securities business;

         (b) The business of utilizing manpower, assets, or facilities and equipment, etc. owned by a securities company; and

         (c) The business that does not require any license, authorization, approval or registration, etc. under other Acts and subordinate statutes.

         (2) Any financial business under the provisions of paragraph (1) 2 for which a securities company has obtained a license or authorization from the Financial Supervisory Commission or filed a registration with the Financial Supervisory Commission in accordance with this Act or other Acts and subordinate statutes shall be deemed to have been granted authorization by the Financial Supervisory Commission in accordance with the provisions of paragraph (1) 2.
         [This Article Wholly Amended by Act No. 6176, Jan. 21, 2000]


ARTICLE 52 (PROHIBITION OF UNFAIR SOLICITATION, ETC.)

         A securities company, or officers and employees thereof shall not commit such acts as described in the following subparagraphs: (Amended by Act No. 3541, Mar. 29,

         1982; Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998; Act No.
         6176, Jan. 21, 2000)

         1.To solicit sale and purchase transaction of securities by promising a customer to assume all or a part of the loss incurred as a result of the transaction concerned;

         2.To provide, directly or indirectly, any benefit which has a property value with a customer in relation to the underwriting business of securities for the purpose of excluding competitors and inducing the customers, or to restrict business activities of customers by making improper use of its superior position in transactions; and

         3.To do such acts relating to issuance, purchase and sale or other transaction of securities other than those referred to in subparagraphs 1 and 2 as prescribed by the Presidential Decree as those detrimental to the protection of investors or the fair transactions, or undermining the credibility of the securities industry.


ARTICLE 52-2 (BUSINESS METHOD OF SECURITIES COMPANY MAKING USE OF ELECTRONIC DATA-PROCESSING EQUIPMENT, ETC., AND RESTRICTIONS THEREON)


         (1) Any securities company that runs the securities business prescribed in Article 2 (8) 8 shall make business matters falling under each of the following subparagraphs conform to the standards prescribed by the Presidential Decree:

         1.Matters concerning securities subject to the brokering of sale and purchase transactions;

         2.Matters concerning the suspension of sale and purchase of securities subject to the brokering of sale and purchase transactions and the removal of such suspension;

         3.Matters concerning the conclusion of a sale and purchase transaction contract and other matters concerning settlement method and settlement responsibility, etc.;

         4.Matters concerning sale and purchase transactions of securities on consignment, including the consignment guarantee money, etc. of a securities company participating in such transactions;

         5.Matters concerning the publication of issuers of securities subject to the brokering of sale and purchase transactions;

         6.Matters concerning the publication and report of the results of sale and purchase transactions;

         7.Matters concerning the opening, closing, suspension, or interruption of the brokering of sale and purchase transactions; and

         8.Other necessary matters in connection with the brokering of sale and purchase transactions.

         (2) Any securities company that only runs the securities business as prescribed n Article 2 (8) 8 shall be prohibited from running the business prescribed in Articles 49 and 50 and any subparagraph of 51
         (1).

         (3) Any securities company that runs the securities business as prescribed in Article 2 (8) 8 shall, if such securities subject to the brokering of sale and purchase transactions are listed stocks or stocks registered with the Association, be a member of either the Stock Exchange or the Association.

         (4) The provisions of Article 117 shall apply mutatis mutandis to any securities company that runs the securities business as prescribed in
         Article 2 (8) 8.

         (5) The provisions of Articles 43, 44, and 46 shall not apply to a case where any securities company runs the securities business as prescribed in Article 2 (8) 8. (Amended by Act No. 6623, Jan. 26, 2002)

         [This Article Newly Inserted by Act No. 6423, Mar. 28, 2001]

ARTICLE 52-3 (PROHIBITION OF ARBITRARY PURCHASE AND SALE)

         Officers and employees of a securities company shall not, unless they have received entrustment with respect to purchase and sale transactions of securities from a customer or his agent, make purchase and sale transactions of securities with property deposited by customers.
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 52-4 (PROHIBITION OF UNFAIR DEMAND TO SECURITIES COMPANY, ETC.)

         No person shall unfairly receive money, service and other financial interests from a securities company or officers and employees thereof in return for the payment of a commission relating to the business which a securities company operates, or may request a securities company or officers and employees thereof to furnish the person himself or third party with money, service and other financial interests.
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 53 (INSPECTION)


         (1) A securities company shall be subject to inspection by the Governor of the Financial Supervisory Service (hereinafter referred to as the "FSS Governor") with respect to its business condition and property. (Amended by Act No. 5498, Jan. 8, 1998)

         (2) The FSS Governor may, if necessary for the inspection, request any securities company to report on its business conditions or property, to file data, to make witness available, or to present any evidence or opinion thereon. (Amended by Act

         No. 5498, Jan. 8, 1998)

         (3) Any person who conducts inspection pursuant to the provisions of paragraph (1) shall show the persons concerned a certificate which represents his authority to inspect.

         (4) The FSS Governor shall, after the inspection referred to in paragraph (1), file a report on the results of the inspection with the Financial Supervisory Commission. In this case, if the FSS Governor finds that any securities company has violated the provisions of this Act, other Acts and subordinate statutes relating to securities, any disposition taken under this Act, or the regulations of the Financial Supervisory Commission, the Securities Futures Commission under the Act on the Establishment, etc. of Financial Supervisory Organization (hereinafter referred to as the "Securities Futures Commission"), and the Stock Exchange, the FSS Governor shall add the written opinion as to how to take actions against such violations. (Amended by Act No. 5498, Jan. 8, 1998)

         (5) The Financial Supervisory Commission shall, reviewing the reports and the written opinion referred to in paragraph (4), take such measures as prescribed in the following subparagraphs: (Amended by Act No. 4701, Jan. 5, 1994; Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan.
         8, 1998; Act No. 5539, May 25, 1998; Act No. 5982, May 24, 1999; Act
         No. 6176, Jan. 21, 2000)

         1.Where any securities company falls under any subparagraph of Article 55 (1), the cancellation of the securities business license of the securities company concerned; and

         2.Where any securities company has, in the course of its business, committed unlawful or unfair acts other than those referred to in subparagraph 1, the order to suspend the business in whole or in part, request for the discharge of officers concerned, or other measures as prescribed by the Presidential Decree.

         (6) The FSS Governor may, if necessary, entrust part of the inspection authority as referred to in paragraph (1) to the Association under the conditions as prescribed by the Presidential Decree. (Newly Inserted by Act No. 6623, Jan. 26, 2002)

         (7) The Financial Supervisory Commission may determine the method and procedure of inspection, the criteria for measures against results of inspection, and other necessary matters relating to inspection. (Newly Inserted by Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998)


ARTICLE 54 (AUTHORITY OF FINANCIAL SUPERVISORY COMMISSION TO ISSUE ORDER)

         The Financial Supervisory Commission may issue such orders necessary for preventing excessively speculative securities transactions or for the protection of public interest or investors to a securities company under the conditions as prescribed by the Presidential Decree. (Amended by Act No. 5498, Jan. 8, 1998)


ARTICLE 54-2 (MAINTENANCE OF EQUITY CAPITAL REGULATION RATE)


         (1) Any securities company shall maintain the rate (hereinafter referred to as the "equity capital regulation rate") higher than the rate prescribed by the Presidential Decree, which derives from the division of the amount calculated by deducting the amount of the following subparagraph 3 from the added amount of the following subparagraphs 1 and 2 by total risk amount (referring to the amount added up with the risks calculated in terms of money, which is involved in the business or is immanent in assets and debts of such securities company):

         1.The amount obtained by deducting total amount of debts from total value of assets;

         2.The allowance account for bad debts established in the floating asset, the posterity borrowings, and the amount prescribed by the Presidential Decree; and

         3.The appraised value of fixed assets, the amount of prepayment, and the amount prescribed by the Presidential Decree.

         (2) Any securities company shall calculate its equity capital regulation rate as of the last day of every quarter (hereafter in this Article referred to as the "base day") and file a report thereof with the Financial Supervisory Commission within forty-five days from the base day and keep such report or its computerized materials at its head office, branch office and other business office to make it accessible to the public for three months from the date forty-five days have passed since the base day. (Amended by Act No. 6623, Jan. 26, 2002)

         (3) Specific standards for calculating the equity capital regulation rate shall be determined by the Financial Supervisory Commission. [This Article Newly Inserted by Act No. 6176, Jan. 21, 2000]


ARTICLE 54-3 (SOUNDNESS OF ASSET OPERATION)


         (1) Any securities company shall be prohibited from performing the act falling under each of the following subparagraphs except as otherwise provided for by the Presidential Decree: (Amended by Act No. 6423, Mar. 28, 2001)

         1.The act of owning securities issued by the biggest stockholder (referring to the biggest stockholder under the provisions of Article 54-5 (4) 2; hereafter in this paragraph the same shall apply) or the major stockholder (referring to the major stockholder under the provisions of Article 188 (1); hereafter in this paragraph the same shall apply) of a relevant securities company;

         2.The act of loaning money or extending credit to the person falling under each of the following items:

         (a) The biggest stockholder of the relevant company (including persons prescribed by the Presidential Decree from persons specially related to him; hereafter in this paragraph the same shall apply);

         (b) The major stockholder of the relevant company; and

         (c) The officers of the relevant company and specially related persons who are prescribed by the Presidential Decree;

         3.The act of directly or indirectly guaranteeing the repayment of debts for other persons;

         4.The act of owning stocks, bonds or commercial papers (referring to bills issued by the business for the purpose of raising funds) issued by the largest shareholder or the major shareholder of a relevant securities company; and

         5.Any act that may harm the sound management of assets of a securities company as prescribed by the Presidential Decree other than acts in subparagraphs 1 through 4.

         (2) The Financial Supervisory Commission may set detailed standards necessary to execute the matters under paragraph (1).
         [This Article Newly Inserted by Act No. 6176, Jan. 21, 2000]


ARTICLE 54-4 (INTERNAL CONTROL STANDARDS)


         (1) Any securities company shall make basic procedures and standards (hereafter in this Article referred to as the "internal control standards") to be followed by its officers and employees when they perform their duties in order to observe Acts and subordinate statutes, operate its assets in a sound manner and protect customers.

         (2) Any securities company shall have not less than one person assigned to check whether the internal control standards are observed and to inspect any violation of the internal control standards and report the results to the auditor or the inspection committee (hereinafter referred to as the "compliance officer").

         (3) Any securities company shall, if it intends to appoint or dismiss a compliance officer, go through a resolution thereon of the board of directors: Provided, That the same shall not apply to any branch office of a foreign securities business operator. (Newly Inserted by Act No. 6423, Mar. 28, 2001)

         (4) Any compliance officer shall satisfy requirements falling under each of the following subparagraphs: (Newly Inserted by Act No. 6423, Mar. 28, 2001)

         1.He is required to be the person with the experience falling under any of the following items:

         (a) A person who has served not less than 10 years in the Bank of Korea or an institution subject to inspection (including any foreign financial institution corresponding thereto) under Article 38 of the Act on the Establishment, etc. of Financial Supervisory Organizations;

         (b) A person with a master's degree or higher in the finance-related area who has served not less than 5 years in a university as a full-time lecturer or higher or in a research institute as a researcher or higher;

         (c) A person with the qualification of an attorney-at-law or a certified public accountant who has served not less than 5 years in the service area related to such qualification; and

         (d) A person who has served not less than 5 years in the Ministry of Finance and Economy, the Financial Supervisory Commission, the Securities Futures Commission, or the Financial Supervisory Service and for whom 5 years have yet to elapse from the date on which he resigned or retired from each of such institutions;

         2.He is required not to fall under each subparagraph of Article 33 (2); and

         3.He is required not to have been subject to measures such as demand for caution or warning, etc. for violating finance-related Acts and subordinate statutes from the Financial Supervisory Commission or the Governor of the Financial Supervisory Service in the past 5 years.

         (5) Necessary matters concerning the internal control standards and compliance officers shall be prescribed by the Presidential Decree. (Amended by Act No. 6423, Mar. 28, 2001)
         [This Article Newly Inserted by Act No. 6176, Jan. 21, 2000]


ARTICLE 54-5 (APPOINTMENTS OF OUTSIDE DIRECTORS)


         (1) Any securities company (limited to any securities company prescribed by the Presidential Decree in the light of the size of its asset, etc.) shall have the board of directors in which the number of outside directors is not less than half of total number of directors of the company. In this case, not less than three outside directors shall be seated in the board of directors.

         (2) Any securities company under the provisions of paragraph (1) shall establish a committee in accordance with the provisons of Article 393-2 of the Commercial Act to recommend candidates for outside directors (hereafter in this Article referred to as the "outside director candidate recommendation committee"). In this case, outside directors shall make up not less than half of the total members of the outside director candidate recommendation committee.

         (3) In case of the securities company under the provisons of paragraph
         (1), a general meeting of stockholders of the securities company, when it intends to appoint its outside directors, shall appoint them from among candidates recommended by the outside director candidate recommendation committee. In this case, when the outside director candidate recommendation committee of a securities company, which is a stock-listed corporation or an Association-registered corporation, recommends candidates for outside directors, it shall include therein candidates for outside directors recommended by the stockholders who satisfy the requirements for exercising rights under Article 191-14. (Amended by Act No. 6423, Mar. 28, 2001)

         (4) Any person falling under any of the following subparagraphs shall be prohibited from becoming an outside director of a securities company under the provisions of paragraph (1) and shall be dismissed from the office of an outside director when he is found to fall under any of the following subparagraphs after appointed as the outside director:

         1.A person who falls under Article 191-12 (3) 1 through 4;

         2.In case that a person who is a stockholder of a relevant securities company and another person in a special relationship with him hold the largest number of stocks on the basis of total number of issued voting stocks of the company, the former (hereinafter referred to as the "biggest stockholder");

         3.A person in a special relationship with the biggest stockholder;

         4.The major stockholder of a relevant securities company (referring to the major stockholder under the provisions of Article 188 (1)) and his spouse and lineal ascendants and descendants;

         5.A person who is an officer or employee (referring to a person who is engaged in a regular business; hereafter the same in this paragraph shall apply) of a relevant securities company or its affiliate (referring to the affiliate under the Monopoly Regulation and Fair Trade Act) or worked as an officer or employee for such relevant securities company or its affiliate within the preceding two years;

         6.The spouse or lineal ascendants or descendants of an officer of a relevant securities company;

         7.The officer or employee of a corporation that is in an important business relationship prescribed by the Presidential Decree with a relevant securities company, a competitive relationship or a cooperative relationship with such securities company or the person who worked as the officer or employee for such corporation within the preceding two years;

         8.The officer or employee of a company in which the officer or employee of a relevant securities company works as a non-standing director; and

         9.A person who has difficulty in faithfully performing his duties as an outside director or may affect adversely the management of his company and is prescribed by the Presidential Decree.

         (5) The securities company under the provisions of paragraph (1), when the number of its outside directors does not meet the requirements for the composition of the board of directors under paragraph (1) owing to any resignation or death, etc. of the outside directors, shall make sure that it satisfies the requirements of paragraph (1) at a general meeting of stockholder called for the first time after the occurrence of such cause.
         [This Article Newly Inserted by Act No. 6176, Jan. 21, 2000]


ARTICLE 54-6 (INSPECTION COMMITTEE)


         (1) Any securities company (limited to the securities company prescribed by the Presidential Decree taking into account the size of its asset) shall establish an inspection committee (hereinafter referred to the "inspection committee") pursuant to the provisions of
         Article 415-2 of the Commercial Act.

         (2) Not less than two thirds of the total members of the inspection committee referred to in paragraph (1) shall come from outside directors. In this case, the chairman of the inspection committee of any securities company that is either a stock-listed corporation or an Association-registered corporation shall be an outside director. (Amended by Act No. 6423, Mar. 28, 2001)

         (3) Any members of the inspection committee who are not outside directors shall not fall under any subparagraph of Article 191-12 (3):
         Provided, That any person who holds office not as a full-time auditor or an outside director of the inspection committee under the provisions of Article 191-12 (3) but as a member of the inspection committee may become a non-outside-director member of the inspection committee notwithstanding the provisions of Article 191-12 (3) 6.

         (4) Where the securities company referred to in paragraph (1) is unable to fill the fixed number of outside directors of the inspection committee under paragraph (2) due to such causes as the resignation and death, etc. of outside directors, a general meeting of stockholders called for the first time after the occurrence of such causes shall have the requirement of paragraph (2) satisfied.

         (5) The proviso of Article 415-2 (2) of the Commercial Act shall not apply to the composition of the inspection committee under the provisions of paragraph (1).

         (6) The provisions of Article 409 (2) and (3) of the Commercial Act shall apply mutatis mutandis to the selection and appointment of any outside director who becomes a member of the inspection committee. (Newly Inserted by Act No. 6423, Mar. 28, 2001)
         [This Article Newly Inserted by Act No. 6176, Jan. 21, 2000]


ARTICLE 55 (CANCELLATION OF LICENSE)


         (1) In case that any securities company falls under any of the following subparagraphs, the Financial Supervisory Commission may show reason therefor and cancel the license of such securities company: (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998; Act No. 5736,
         Feb. 1, 1999; Act No. 5982, May 24, 1999; Act No. 6176, Jan. 21, 2000)

         1.Where a securities company obtains the license of securities business by fraud or unfair means;

         2.Where a securities company commits a violation of licensed contents or licensed terms or fails to commence the business within 6 months from the date on which a license was granted;

         3.Where a securities company has received money or securities from other person in connection with its business by unfair means, or when it has acquired money or securities which shall be delivered to other persons;

         4.Where a securities company having received the order to suspend its business pursuant to the provisions of Article 57 has not corrected the reason therefor within 1 month (where a period to correct exceeding one month is determined in ordering to suspend its business, within the period) from the date on which such securities company has received such order;

         5.Where a securities company violates any contract in connection with purchase and sale or other transactions effected on the securities market or Association brokerage market, or when it does not conduct delivery with respect to such purchase and sale or other transactions;

         6.Where a securities company commits a violation of the provisions of Articles 35 (1), 54-2 (1), 54-3, 54-5, 54-6 or 63;

         7.Where a securities company violates the order issued pursuant to the provisions of Article 54; and

         8.Where a securities company violates this Act, order or disposition given under this Act other than subparagraphs 1 through 7, and therefore it is deemed difficult for it to do business as a securities company.

         (2) Any securities company shall, when its securities business license is canceled, dissolve itself. (Newly Inserted by Act No. 6176, Jan. 21,
         2000)

         (3) The provisions of Article 32-2 shall apply mutatis mutandis to the cancellation of license under the provisions of paragraph (1). (Newly Inserted by Act No. 6176, Jan. 21, 2000)


ARTICLE 56 (CONSUMMATION OF UNSETTLED BUSINESS)

         When a securities company is cancelled its license (including the cancellation of a license under Article 14 of the Act on the Structural Improvement of the Financial Industry) pursuant to Article 55 or closes its business by itself, it shall consummate the purchase and sale of securities and other transactions which it has left unsettled. In this case, the securities company or the successor of such securities company shall be regarded as a securities company to the extent consistent with the purpose of consummating such unsettled purchase and sale of securities or other transactions. (Amended by Act No. 5736, Feb. 1, 1999)


ARTICLE 57 (SUSPENSION OF BUSINESS)


         (1) In case where any securities company falls under any of the following subparagraphs, the Financial Supervisory Commission may order the suspension of the whole or part of the business: (Amended by Act No. 5498, Jan. 8, 1998; Act No. 5736, Feb. 1, 1999; Act No. 6176, Jan.
         21, 2000; Act No. 6423, Mar. 28, 2001; Act No. 6623, Jan. 26, 2002)

         1.Where it violates the provisions of Article 42, 44, 44-3, 44-4, 47, 49 through 52, 52-2, or 54-4;

         2.Where it violates an order under Article 54;

         3.Where it fails to comply with a request to discharge an officer referred to in paragraph (3) or Article 53 (5) 2 without any justifiable cause; and

         4.Where it resolves to discontinue its business or dissolve itself in order to protect public interests and investors.

         (2) The provisions of Article 56 shall apply mutatis mutandis to the suspension of business referred to in paragraph (1).

         (3) In case where any securities company violates the provisions of
         Article 36, 43, 44, 46 or 48, or any of officers violates the provisions of Article 52, the Financial Supervisory Commission may request such securities company to discharge the officer concerned after showing the reason therefor to such officer. (Amended by Act No. 3541, Mar. 29, 1982; Act No. 5498, Jan. 8, 1998; Act No. 5736, Feb. 1,
         1999)


ARTICLE 58 (LIABILITIES OF OFFICERS)


         (1) In case where any director or auditor (referring to the members of the inspection committee if such committee is established; hereafter the same in this Article shall apply) of a securities company neglects to perform his duties on purpose or by negligence, or causes any damage to third person in the course of performing his duties for such securities company, such director or auditor and the biggest stockholder shall be jointly and severally made liable to compensate for the damage: Provided, That the same shall not apply to the biggest stockholder who proves that the act causing such damage to third person is not committed upon his request or with his consent. (Amended by Act No. 3541, Mar. 29, 1982; Act No. 6176, Jan. 21, 2000)

         (2) The provisions of paragraph (1) shall not affect the liabilities of the securities company concerned.

         (3) In case of paragraph (1), the provisions of Articles 399 (2) and
         (3) and 414 (3) of the Commercial Act shall apply mutatis mutandis.


ARTICLE 59 (PROHIBITION OF OFFER OR DIVULGENCE OF INFORMATION)


         (1) Unless any officer or employee of a securities company receives a written request or a written consent from the customer who makes or intends to make purchase and sale of securities through the securities company (including any person who participates in the securities savings referred to in Article 50; hereinafter the same shall apply), the officer or the employee of such securities company shall not offer or divulge the information with respect to the customer, such as purchase and sale of securities and other securities transaction, and the money or securities deposited by such customer, to another person:
         Provided, That the same shall not apply to case where the securities company is inspected by a supervisory institution with respect to its duties or where it is requested pursuant to the provisions of Article 60.

         (2) Any person who acquires the information in the ordinary course of inspection by a supervisory institution shall not offer or divulge such information to any other person, or make use of the information for any other purpose other than that of the inspection.


ARTICLE 60 (PROHIBITION OF REQUEST FOR INFORMATION)

         (1) No person shall request any officer or employee of a securities company to offer the information referred to in Article 59 (1), except when a court issues an order to submit such information or a judge of a court issues a warrant therefor, or other cases as prescribed by the Presidential Decree.

         (2) Even when the offer of such information is requested pursuant to the provisions of paragraph (1), the inquiry or investigation shall be limited within the necessary scope of the purpose.


ARTICLE 61 (REFUSAL OF ILLEGAL INVESTIGATION)

         Any officer or employee of a securities company shall, by and after showing the reason therefor, refuse the request, inquiry or investigation which is in contravention of the provisions of Article 60.


ARTICLE 62 (TRADE NAME)


         (1) Any securities company shall use the letters of securities, securities brokerage, or bonds brokerage in its trade name under the conditions as prescribed by the Presidential Decree.
         (Amended by Act No. 6423, Mar. 28, 2001)

         (2) No person who is not a securities company shall include any word which represents a securities business in its trade name.


ARTICLE 63 (PROHIBITION OF LENDING TRADE NAME)

         No securities company shall allow other persons to operate the securities business by lending its trade name.

ARTICLE 64 (EXERCISE OF MINORITY STOCKHOLDER'S RIGHT, ETC. OF SECURITIES
COMPANY)


         (1) The provisons of Article 191-13 (1) through (6) shall apply mutatis mutandis to the requirements, etc. for the exercise of the minority stockholder's right of a securities company (limited to any securities company prescribed by the Presidential Decree taking into account the size, etc. of its asset; hereafter the same in this Article shall apply). In this case, "1/10,000 or more" in Article 191-13 (1) shall be deemed "5/100,000 or more"; "50/100,000 or more (25/100,000 or more in case of a corporation prescribed by the Presidential Decree)" in paragraph (2) of the same Article, "250/100,000 or more (125/1,000,000 or more in case of a corporation prescribed by the Presidential Decree)"; "10/10,000 or more (5/10,000 or more in case of a corporation prescribed by the Presidential Decree)" in paragraph (3) of the same Article, "50/100,000 or more (25/100,000 or more in case of a corporation prescribed by the Presidential Decree)"; "50/10,000 or more (25/10,000 or more in case of a corporation prescribed by the Presidential Decree)" in paragraph (4) of the same Article, "250/100,000 or more (125/100,000 or more in case of a corporation prescribed by the Presidential Decree)"; and "30/1,000 or more (15/1,000 or more in case of a corporation prescribed by the Presidential Decree)" in paragraph (5) of the same Article, "150/10,000 or more (75/10,000 or more in case of a corporation prescribed by the Presidential Decree)", respectively. (Amended by Act No. 6423, Mar. 28,
         2001)

         (2) The provisions of Article 191-14 (1) and (2) shall apply mutatis mutandis to the requirement, etc. for the exercise of the right by stockholders of a securities company to make proposals. In this case, "10/1,000 or more (5/1,000 or more in case of a corporation prescribed by the Presidential Decree)" in Article 191-14 (1) shall be deemed "50/10,000 or more (25/10,000 or more in case of a corporation prescribed by the Presidential Decree)".
         [This Article Newly Inserted by Act No. 6176, Jan. 21, 2000]

ARTICLES 65 THROUGH 69
         Deleted. (by Act No. 5736, Feb. 1, 1999)


              SECTION 3 DELETED.

ARTICLES 69-2 THROUGH 70
         Deleted. (by Act No. 5736, Feb. 1, 1999)


            CHAPTER V-2 INVESTMENT ADVISORY BUSINESS, ETC.

ARTICLE 70-2 (REGISTRATION, ETC.)


         (1) Any person who intends to operate the investment advisory business shall register his business with the Financial Supervisory Commission. (Amended by Act No. 5539, May 25, 1998; Act No. 5736, Feb. 1, 1999)

         (2) Any person who intends to do the discretionary investment business shall be a company registered with the Financial Supervisory Commission. (Amended by Act No. 5736, Feb. 1, 1999; Act No. 6176, Jan. 21, 2000)


         (3) Deleted. (by Act No. 5736, Feb. 1, 1999)

         (4) Requirements and procedures for the registration referred to in paragraphs (1) and (2) and other necessary matters shall be determined by the Presidential Decree. (Amended by Act No. 6176, Jan. 21, 2000)

         (5) No person may operate the discretionary investment business except for such cases as prescribed in this Act or other Acts.
         [This Article Wholly Amended by Act No. 5254, Jan. 13, 1997]


ARTICLE 70-3 (RESTRICTION ON ENGAGING CONCURRENTLY IN OTHER BUSINESS)

         No investment advisory company shall be engaged in any business other than registered business: Provided, That the same shall not apply with respect to the business approved by the Financial Supervisory Commission from among the businesses related directly to the registered business. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998; Act No. 5736, Feb. 1, 1999)
         [This Article Newly Inserted by Act No. 3945, Nov. 28, 1987]


ARTICLE 70-4 (DEPOSITION OF BUSINESS GUARANTY MONEY)


         (1) The investment advisory company shall deposit the business guaranty money with a financial institution under the conditions as prescribed by the Presidential Decree. In this case, such investment advisory company shall be prohibited from transferring the business guaranty money or offering it as security, except as otherwise prescribed by the Presidential Decree. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998; Act No. 6176, Jan. 21, 2000)

         (2) Any person who has concluded an investment advisory contract (including a discretionary investment contract; hereinafter the same shall apply) with an investment advisory company, shall be entitled to get payment out of the investment business guaranty money as referred to in paragraph (1) in preference to other creditors with respect to obligation originated in connection with the contract. (Amended by Act No. 5254, Jan. 13, 1997)
         [This Article Newly Inserted by Act No. 3945, Nov. 28, 1987]

ARTICLE 70-5 (MAINTENANCE OF SOUND BUSINESS ORDER)

         Investment advisory contract of an investment advisory company, method of discretionary investment, notification of investment result for customers, fees, disclosure of contents of business, advertisement for business, and other criteria necessary for maintenance of sound business order shall be prescribed by the Presidential Decree.
         [This Article Wholly Amended by Act No. 5254, Jan. 13, 1997]


ARTICLE 70-6 (PROHIBITION OF SECURITIES TRANSACTION, ETC.)

         An investment advisory company or its officers and employees shall not conduct any act falling under any of the following subparagraphs in connection with its business: (Amended by Act No. 5254, Jan. 13, 1997)

         1.Acts as referred to in any subparagraph of Article 2 (8);

         2.Receiving a custody or deposition of money or securities from customers;

         3.Lending money or securities to customers, or intermediating, arranging or acting as an agent for lending money or securities of third person to customers;

         4.Making a promise to guarantee certain profits or division of profits, or to bear the whole or part of loss with customers with respect to an investment in securities;

         5.Giving advice without any justifiable ground for the purpose of obtaining any profit for himself or third person other than customers, taking advantage of the fluctuation in price of securities through purchase and sale of the customers who obtain advice about the specified securities;

         6.Circulating any false information and other rumor without any grounds; and

         7.Acts, other than those under subparagraphs 1 through 6, which may harm the fair transaction order and mislead an investment decision of investors and are designated by the Presidential Decree.
         [This Article Newly Inserted by Act No. 3945, Nov. 28, 1987]


ARTICLE 70-7 (OFFICERS, SUPERVISION, ETC.)

         The provisions of Articles 33 (2), 35, 37, 42, 47, and 48, subparagraphs 2 and 3 of Article 52, and Articles 53, 54, 56 through 61, and 63 shall apply mutatis mutandis to the investment advisory company. (Amended by Act No. 5982, May 24, 1999)
         [This Article Wholly Amended by Act No. 5736, Feb. 1, 1999]


ARTICLE 70-8 (REPORT ON BUSINESS SIMILAR TO INVESTMENT ADVISORY BUSINESS)


         (1) A person who intends to operate a business which gives advice through publications, etc. oriented to many and unspecified persons under the provisions of the proviso of Article 2 (10) 1 and is prescribed by the Presidential Decree, shall report to the Financial Supervisory Commission in due form as prescribed by the Financial Supervisory Commission. (Amended by Act No. 5539, May 25, 1998; Act No. 5736, Feb. 1, 1999; Act No. 6176, Jan. 21, 2000)

         (2) The Financial Supervisory Commission may entrust the business of report pursuant to paragraph (1) to the FSS Governor. (Amended by Act No. 5498, Jan. 8, 1998; Act No. 5539, May 25, 1998; Act No. 5736, Feb.
         1, 1999)

         (3) The provisions of Article 70-6 shall apply mutatis mutandis to a person who is liable to report pursuant to the provisions of paragraph
         (1), officers and personnel thereof, or other employees.

         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]



ARTICLE 70-9 (BUSINESS OF FOREIGN INVESTMENT ADVISORY BUSINESSMAN)


         (1) A foreign investment advisory businessman (referring to a person who operates the investment advisory business in a foreign country pursuant to foreign Acts and subordinate statutes; hereinafter the same shall apply) shall, where he intends to operate the investment advisory business or discretionary investment business directly or by establishing a branch office and other business place (hereinafter referred to as a "branch office of a foreign investment advisory businessman") in Korea, register with the Financial Supervisory Commission. (Amended by Act No. 5539, May 25, 1998; Act No. 5736, Feb. 1, 1999)

         (2) Matters necessary for the registration pursuant to the provisions of paragraph (1) shall be prescribed by the Presidential Decree. (Amended by Act No. 5736, Feb. 1, 1999)

         (3) A branch office of a foreign investment advisory businessman, etc. which has registered pursuant to the provisions of paragraph (1) shall be considered as an investment advisory company pursuant to this Act. (Amended by Act No. 5736, Feb. 1, 1999)

         (4) The provisions of Article 28-2 (5) through (7) shall apply mutatis mutandis to a branch office, etc. of a foreign investment advisory businessman. (Amended by Act No. 6176, Jan. 21, 2000)
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 70-10 (TRADE NAME)

         (1) An investment advisory company (excluding a company which operates investment advisory business or discretionary investment business as a side business) shall include the word "investment advisory" in its trade name.

         (2) Those other than investment advisory companies shall not include the word "investment advisory" or "discretionary investment" in their trade names.
         [This Article Newly Inserted by Act No. 5736, Feb. 1, 1999]


ARTICLE 70-11 (CANCELLATION OF REGISTRATION)

         Where an investment advisory company falls under any of the following subparagraphs, the Financial Supervisory Commission may cancel the registration of its investment advisory business or its discretionary investment business giving the reasons thereof: (Amended by Act No. 6176, Jan. 21, 2000)

         1.Where it registers an investment advisory business or discretionary investment business by fraud or other illegal means;

         1-2.Where it is impossible to keep the registration requirements satisfied after registering the investment advisory business or the discretionary investment business;

         2.Where it operates a discretionary investment business without registration;

         3.Where it receives money or securities from other persons or acquires money or securities to be granted to other persons in connection with its business by illegal means;

         4.Where it violates a contract for sale and purchase or other transactions on the securities market or Association brokerage market or fails to transfer securities;

         4-2.Where it violates the provisions of Article 70-4 (1);

         5.Where it has been under order to suspend its business pursuant to
         Article 57 applied mutatis mutandis under Article 70-7 and fails to correct the conditions within one month (where a period to correct exceeding one month is determined at the same time as an order to suspend its business, within the said period) from the date on which it has received such order;

         6.Where it violates the provisions of Article 35 (1) or 63 applied mutatis mutandis under Article 70-7;

         7.Where it violates an order under Article 54 applied mutatis mutandis under Article 70-7; and

         8.Where it is deemed difficult to conduct its business operations for a violation of this Act or an order or disposition under this Act other than subparagraphs 1 through 7.
         [This Article Newly Inserted by Act No. 5736, Feb. 1, 1999]


                         CHAPTER VI KOREA STOCK EXCHANGE

                    SECTION 1 ESTABLISHMENT AND ORGANIZATION

ARTICLE 71 (ESTABLISHMENT)


         (1) There shall be established a Stock Exchange for the purpose of providing a fair and stable market price of securities, and the wide and orderly circulation thereof.

         (2) The Stock Exchange shall be a juristic person as an organization of members. (Amended by Act No. 3945, Nov. 28, 1987)

         (3) The Stock Exchange shall place its principal office in the Seoul Special Metropolitan City, and may establish its branch offices in such places as deemed necessary. (Amended by Act No. 3541, Mar. 29, 1982)

         (4) The Stock Exchange shall come into existence by the registration of its incorporation at the location of its principal office.

         (5) The registration referred to in paragraph (4) shall contain the matters prescribed in the following subparagraphs: (Amended by Act No. 3945, Nov. 28, 1987)

         1.Objectives;

         2.Name;

         3.Locations of the principal office and branch offices;

         4.Names and addresses of members;

         5.Names and addresses of officers;

         6.Method of public notice; and

         7.Matters as prescribed by the Presidential Decree other than those referred to in subparagraphs 1 through 6 of this paragraph.

         (6) Deleted. (by Act No. 3945, Nov. 28, 1987)

         (7) Matters necessary for the registration of the incorporation of the Stock Exchange other than those referred to in paragraphs (4) and (5) shall be prescribed by the Presidential Decree.
         (Amended by Act No. 3945, Nov. 28, 1987)

ARTICLE 72
         Deleted. (by Act No. 3945, Nov. 28, 1987)


ARTICLE 73 (BUSINESS)


         (1) The Stock Exchange shall conduct such business as prescribed in the following subparagraphs in order to attain its objectives: (Amended by Act No. 3945, Nov. 28, 1987; Act No. 5254, Jan. 13, 1997; Act No. 5498,
         Jan. 8, 1998; Act No. 5736, Feb. 1, 1999; Act No. 6423, Mar. 28, 2001;
         Act No. 6623, Jan. 26, 2002)

         1.Establishment of the securities market (including futures markets);

         2.Business relating to the purchase and sale transaction of securities;

         3.Business relating to the listing of securities;

         4.Business relating to the disclosure of a listed corporation;

         5.Business relating to the review of abnormal trade of securities, such as any trade causing the unusual and abnormal fluctuations in the price or volume of trading of securities, as prescribed by the Presidential Decree (hereinafter referred to as the "abnormal trade") and to the supervision and control of members;

         6.Business relating to the auction of securities;

         7.Business relating to self-regulatory mediation of any dispute over purchase and sale transactions on the securities market;

         8.Business incidental to the establishment of the securities market;
         and

         9.Business as determined in the articles of association other than those as prescribed in subparagraphs 1 through 7.

         (2) Deleted. (by Act No. 5736, Feb. 1, 1999)


ARTICLE 73-2 (REVIEW OF ABNORMAL TRADE AND SUPERVISION OF MEMBERS)


         (1) Where the Stock Exchange deems it necessary to ascertain the trading situation of the item of securities suspected of abnormal trade in the securities market (including the case of brokering the sale and purchase transaction of securities under Article 52-2; hereafter in this Article the same shall apply) or check whether a securities company complies with the trading regulations of the Stock Exchange, it may request the securities company concerned to submit related materials with the reasons specified in writing.

         (2) Where the Stock Exchange deems it necessary to ascertain the trading situation of the item of securities suspected of abnormal trade in the securities market or check whether a member complies with the trading regulations of the Stock Exchange, it may supervise over the business, financial standing, books, documents, and other things of the member with respect to the trading in question.

         (3) Where the Stock Exchange deems it necessary to conduct the review or supervision under paragraphs (1) and (2), it may request its members to file a report, submit materials, or have the persons concerned present themselves to make a statement with respect to the abnormal trade, etc. under the conditions as determined by the articles of association.
         [This Article Newly Inserted by Act No. 6623, Jan. 26, 2002]


ARTICLE 74 (MATTERS TO BE PROVIDED FOR IN ARTICLES OF ASSOCIATION)

         (1) The articles of association of the Stock Exchange shall contain the following matters: (Amended by Act No. 3945, Nov. 28, 1987; Act No. 6423, Mar. 28, 2001)

         1.Objectives;

         2.Name;

         3.Locations of the principal office, the branch offices and the securities market;

         4.Matters relating to contributions;

         4-2.Matters relating to members;

         4-3.Matters relating to members' guarantee fund;

         4-4.Matters relating to the transfer and return of shares of members;

         5.Matters relating to officers and executive officers;

         6.Matters relating to the general meeting of members and the board of directors;

         7.Matters relating to the execution of business;

         8.Matters relating to the accounting and apportionment of expenses; and

         9.Method of public notice.

         (2) When the Stock Exchange intends to amend any provisions of its articles of association referred to in paragraph (1), it shall obtain the authorization of the Minister of Finance and Economy. (Amended by Act No. 3945, Nov. 28, 1987; Act No. 5254, Jan. 13, 1997; Act No. 5539,
         May 25, 1998)

ARTICLE 75 (PROVISIONS OF CIVIL ACT APPLIED MUTATIS MUTANDIS)

         The provisions of the Civil Act relating to an incorporated association (excluding Article 39 of the Civil Act) shall apply mutatis mutandis to the Stock Exchange unless as otherwise provided for in this Act or any order pursuant to this Act. In such a case, members, a general meeting of members, and officers of the Stock Exchange shall be considered respectively as members, a general meeting of members, and directors or auditors of an incorporated association. (Amended by Act No.
         3945, Nov. 28, 1987)


ARTICLE 76 (PROHIBITION OF ESTABLISHMENT OF SIMILAR FACILITIES)

         No person other than the Stock Exchange may establish a securities market or facilities similar thereto, or may conduct purchase and sale transactions of securities through similar facilities: Provided, That the same shall not apply to any person who runs the securities business under Article 2 (8) 8 and Association brokerage market. (Amended by Act No. 6423, Mar. 28, 2001) [This Article Wholly Amended by Act No. 5254, Jan. 13, 1997]


ARTICLE 76-2 (QUALIFICATION FOR MEMBER)

         Members of the Stock Exchange shall be the securities companies satisfying such requirements as prescribed by the articles of association.
         [This Article Newly Inserted by Act No. 3945, Nov. 28, 1987]


ARTICLE 76-3 (CONTRIBUTION AND LIABILITY)


         (1) Members shall be liable for contribution under the conditions as prescribed by the articles of association.

         (2) Liability of members to the Stock Exchange shall be limited to their contribution except as otherwise prescribed by this Act and the articles of association.
         [This Article Newly Inserted by Act No. 3945, Nov. 28, 1987]


ARTICLE 76-4 (WITHDRAWAL OF MEMBER)


         (1) Any member may withdraw with the approval of the Stock Exchange under the conditions as prescribed by the articles of association.

         (2) If any of the following causes occurs, the member shall withdraw:

         1.Disqualification;

         2.Dissolution; and

         3.Expulsion.
         [This Article Newly Inserted by Act No. 3945, Nov. 28, 1987]


ARTICLE 76-5 (TRANSFER AND RETURN OF SHARE)


         (1) A share of a member may be transferred after obtaining the approval of the Stock Exchange only when the member intends to withdraw, under the conditions as prescribed by the articles of association.

         (2) If a member withdraws from the Stock Exchange, the Stock Exchange shall return the entire shares under the conditions as prescribed by the articles of association.

         (3) If it is deemed necessary to adjust the ratio of a member's share, the Stock Exchange may return a part of a share to a member under the conditions as prescribed by the articles of association.
         [This Article Newly Inserted by Act No. 3945, Nov. 28, 1987]


ARTICLE 77 (GENERAL MEETING OF MEMBERS)


         (1) The general meeting of members shall resolve only the matters as provided for in this Act or the articles of association of the Stock Exchange. (Amended by Act No. 3945, Nov. 28, 1987)

         (2) Deleted. (by Act No. 5254, Jan. 13, 1997)

         (3) The matters which have been resolved in the general meeting of members shall be reported to the Minister of Finance and Economy. (Amended by Act No. 3945, Nov. 28, 1987; Act No. 5254, Jan. 13, 1997;
         Act No. 5539, May 25, 1998)


ARTICLE 78 (OFFICERS)


         (1) The following officers shall be assigned to the Stock Exchange:
         (Amended by Act No. 6423, Mar. 28, 2001)

         1.A chief director;

         2.A vice chief director;

         3.Not more than 5 directors (these directors shall be non-standing and not more than 3 of them shall represent the public interest while not more than 2 of them shall represent the members); and

         4.Two auditors (one of them shall be non-standing).

         (2) The chief director shall be elected by the general meeting of members from among those who have rich experience and learning in securities matters and have a moral influence, and approved by the Minister of Finance and Economy. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998)

         (3) The vice chief director shall be appointed by the chief director with the consent of a general meeting of the members. (Amended by Act No. 6423, Mar. 28, 2001)

         (4) Directors representing the public interest shall be appointed by the chief director from among the persons recommended by the director candidate recommendation committee. In this case, the director candidate recommendation committee shall consist of the vice chief director, directors representing the public interest and directors representing the members, and the directors representing the public interest shall not be less than 50% of the total members of such committee. The chairman of the committee shall be selected and appointed from among the directors representing the public interest as prescribed by the articles of association. (Amended by Act No.
         6423, Mar. 28, 2001)

         (5) Directors representing the members shall be elected at the general meeting of the members. (Amended by Act No. 6423, Mar. 28, 2001)

         (6) Auditors shall be elected at the general meeting of the members. (Amended by Act No. 5736, Feb. 1, 1999)

         (7) The terms of office for the chief director, the vice chief director, directors, and auditors shall be three years, respectively. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 6423, Mar. 28, 2001)

         (8) Deleted. (by Act No. 5736, Feb. 1, 1999)

         (9) Deleted. (by Act No. 5254, Jan. 13, 1997)
         [This Article Wholly Amended by Act No. 3945, Nov. 28, 1987]


ARTICLE 79 (DUTIES OF OFFICERS)


         (1) The chief director shall represent the Stock Exchange, take charge of its general affairs and preside over the general meeting of members and the board of directors. (Amended by Act No. 3945, Nov. 28, 1987)

         (2) The vice chief director shall assist the chief director, and if the chief director is absent by accident, he shall act for the chief director. (Amended by Act No. 6423, Mar. 28, 2001)

         (3) Deleted. (by Act No. 6423, Mar. 28, 2001)

         (4) The auditors shall inspect affairs and accounting of the Stock Exchange, and deliver their opinion to the general meeting of members. (Amended by Act No. 3945, Nov. 28, 1987)


ARTICLE 80 (INELIGIBILITY OF OFFICERS)

         A person falling under any of the following subparagraphs shall not be an officer of the Stock Exchange, and any officer who falls under any of the following subparagraphs shall lose his office: (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5423, Dec. 13, 1997)

         1.Any person who is not a national of the Republic of Korea, any officer who belongs to a corporation of the Republic of Korea of which fifty percent or more of the amount of stated capital or fifty percent or more of the total combined voting rights is owned by foreign individuals and/or foreign corporations, etc., or any officer of a foreign corporation;

         2.A minor, an incompetent or a quasi-incompetent;

         3.A bankrupt who has not been reinstated yet;

         4.A person who has been sentenced to imprisonment without prison labor or a heavier punishment or to a fine or a heavier punishment pursuant to this Act, foreign securities Acts and subordinate statutes, or other Acts and subordinate statutes relating to finance as prescribed by the Presidential Decree, and for whom five years have not elapsed since the execution of such punishment was terminated (including the cases where the execution is deemed to have been terminated) or exempted;

         4-2.A person who has been sentenced to the suspension of execution of imprisonment without prison labor or a heavier punishment and is still in the suspended period of execution; or

         5.A person who was dismissed or discharged from office pursuant to this Act, foreign securities Acts and subordinate statutes, or other Acts and subordinate statutes relating to finance as prescribed by the Presidential Decree, and for whom five years have not elapsed since such discharge or dismissal.


ARTICLE 81 (REQUEST FOR DISMISSAL OF OFFICER)

         If an officer of the Stock Exchange violates the provisions of Acts and subordinate statutes or the disposition made by an administrative agency pursuant to Acts and subordinate statutes, the Financial Supervisory Commission may suspend the execution of his duties or request his dismissal. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998; Act No. 5539, May 25, 1998; Act No. 5736, Feb. 1,
         1999; Act No. 5982, May 24, 1999)

         [This Article Wholly Amended by Act No. 3945, Nov. 28, 1987]


ARTICLE 82
         Deleted. (by Act No. 3945, Nov. 28, 1987)


ARTICLE 83 (LIABILITIES OF OFFICERS, ETC.)


         (1) Any person who is or had been an officer or employee of the Stock Exchange shall not divulge or make surreptitious use of secrets which he may have acquired in the course of performing his duties.

         (2) The provisions of Article 42 shall apply mutatis mutandis to officers and employees of the Stock Exchange.

         (3) An officer and employee of the Stock Exchange shall not have a special interest relationship with the securities institutions by offering funds or participating in the sharing of profit and loss or other business.


ARTICLE 83-2 (DISPUTE MEDIATION COMMITTEE)


         (1) The Stock Exchange shall set up a Dispute Mediation Committee (hereinafter referred to as the "Mediation Committee") mandated to deliberate and resolve on matters concerning dispute mediation under
         Article 73 (1) 7.

         (2) The Stock Exchange may, when it is deemed necessary to mediate any dispute, ask the parties concerned to confirm facts or furnish materials, etc.

         (3) The Mediation Committee may, when it is deemed necessary to hear opinions of the parties concerned and other interested persons, ask them to be present at the meeting to state their opinions.

         (4) Necessary matters concerning the composition and operation of the Mediation Committee and procedures for mediating disputes, etc. shall be prescribed by the operating rules under Article 94.
         [This Article Newly Inserted by Act No. 6423, Mar. 28, 2001]


          SECTION 2 SALE AND PURCHASE TRANSACTIONS ON SECURITIES MARKET

ARTICLE 84
         Deleted. (by Act No. 3945, Nov. 28, 1987)


ARTICLE 85 (RESTRICTIONS ON TRADERS ON SECURITIES MARKETS)


         (1) No person other than members of the Stock Exchange shall perform sale and purchase transactions on the securities market: Provided, That where the articles of association of the Stock Exchange determine that such person may sell and buy specific securities, he may do so.

         (2) A person who has been able to perform sale and purchase transactions on the securities market under the proviso of paragraph
         (1) shall be deemed a member of the Stock Exchange in applying the provisions of Articles 73 (1) 5, 73-2, 74 (1) 4-2 and 4-3, 76-3 (2),
         76-4, 87, 94 (2) 5, 95 through 97, 99, 100, and 206-3 (6). (Amended by
         Act No. 6623, Jan. 26, 2002)
         [This Article Wholly Amended by Act No. 5736, Feb. 1, 1999]

ARTICLE 86
         Deleted. (by Act No. 5736, Feb. 1, 1999)


ARTICLE 87 (COMPLETION OF TRANSACTIONS)


         (1) When a member is suspended from transactions or loses his qualification, the Stock Exchange shall have the member or any other member complete the sale and purchase transactions which have been initiated on the securities market by the member. In this case, the member who loses his qualification shall be regarded as having the qualification of a member within the objective of completion of those transactions. (Amended by Act No. 3945, Nov. 28, 1987)

         (2) In case where the Stock Exchange has any other member complete the sale and purchase transactions pursuant to paragraph (1), it shall be regarded that a trust contract is in existence between the member concerned and such other member. (Amended by Act No. 3945, Nov. 28,
         1987)


ARTICLE 88 (LISTING REGULATIONS)


         (1) Deleted. (by Act No. 5254, Jan. 13, 1997)

         (2) The Stock Exchange shall adopt the Securities Listing Regulations (hereinafter referred to as the "Listing Regulations") in order to examine securities which are to be listed on the securities market or administer the securities which have been listed on the securities market (hereinafter referred to as "listed securities"). (Amended by Act No. 5736, Feb. 1, 1999)

         (3) The Listing Regulations referred to in paragraph (2) shall provide for the following matters: (Amended by Act No. 5736, Feb. 1, 1999)

         1.Matters relating to the listing standards for, listing examination of and delisting of securities;

         2.Matters relating to suspension from and release of suspension from the sale and purchase transactions of securities; and

         3.Matters necessary for the administration of listed securities other than those prescribed in subparagraphs 1 and 2 of this paragraph.


ARTICLE 89 (DISCLOSURE REGULATIONS)


         (1) The Stock Exchange shall adopt the Listed Corporation Disclosure Regulations (hereinafter referred to as the "Disclosure Regulations") in order to disclose the financial standing and business activity of stock-listed corporations and conduct the supervision of stock-listed corporations.

         (2) The Disclosure Regulations under paragraph (1) shall include the following matters. In this case, the matters provided in subparagraphs 1 and 2 shall meet the provisions of Article 186:

         1.Matters relating to the information on which a stock-listed corporation is to make a report or a disclosure;

         2.Matters relating to the methods and procedures which a stock-listed corporation is to follow in making a report or disclosure;

         3.Matters relating to the standards for deciding upon whether or not a stock-listed corporation follows the provisions of subparagraphs 1 and 2 and to the measures for a securities company against such provisions;

         4.Matters relating to the supervision of stock-listed corporations, such as the suspension of their sale and purchase transactions; and

         5.Other necessary matters relating to a report or disclosure which stock-listed corporations are to make.
         [This Article Newly Inserted by Act No. 6623, Jan. 26, 2002]


ARTICLES 90 THROUGH 93
         Deleted. (by Act No. 5254, Jan. 13, 1997)


ARTICLE 94 (OPERATING RULES)


         (1) Matters relating to the sale and purchase transactions of securities on the securities market shall be determined by the operating rules of the Stock Exchange. In this case, matters relating to futures markets may be determined by separate operating rules.

         (2) The operating rules as referred to in paragraph (1) shall provide for the following matters: (Amended by Act No. 5736, Feb. 1, 1999; Act No. 6423, Mar. 28, 2001; Act No. 6623, Jan. 26, 2002)

         1.Types of sale and purchase transactions and matters on consignment;

         2.Matters relating to the opening, closing, suspending, or temporary closing of the securities market;

         3.Methods of the conclusion of sale and purchase transaction contract and the settlement;

         4.Matters relating to the regulation of sale and purchase transactions, such as payment of deposit money;

         5.Matters relating to the review of abnormal trade and supervision of members, and disciplinary action against members, officers and employees as a result of such review and supervision;

         5-2.Matters concerning the self-regulatory mediation of any dispute over sale and purchase transactions on the securities market;

         6.Deleted; and (by Act No. 6623, Jan. 26, 2002)

         7.Matters necessary for the sale and purchase transactions in addition to those as referred to in subparagraphs 1 through 5-2.
         [This Article Wholly Amended by Act No. 3945, Nov. 28, 1987]


ARTICLE 95 (JOINT COMPENSATION FUND FOR DAMAGE INCURRED FROM CONTRAVENTION OF CONTRACTS)


         (1) Members shall set aside a joint compensation fund for damage incurred from contraventions of contracts (hereinafter referred to as the "compensation fund") in the Stock Exchange in order to compensate for the damage incurred from any contravention of trading contracts on the securities market: Provided, That the same shall not apply to any member, etc. prescribed by the Stock Exchange in the articles of association, who does not bear the responsibility for executing the settlement of sale and purchase transactions. (Amended by Act No. 3945, Nov. 28, 1987; Act No. 6423, Mar. 28, 2001)

         (2) Any member (excluding the member referred to in the proviso of paragraph (1)) shall, within the extent of the compensation fund referred to in paragraph (1), be liable jointly and severally for the damage incurred from any contravention of trading contract on the securities market. (Amended by Act No. 3945, Nov. 28,

         1987; Act No. 6423, Mar. 28, 2001)

         (3) The rate and limit of reserve, use, management, repayment of the compensation fund referred to in paragraph (1), and other necessary matters relating to the operation of the compensation fund shall be prescribed by the Presidential Decree.


ARTICLE 96 (APPROPRIATION OF MEMBER'S DEPOSIT AND GUARANTEE FUND FOR OBLIGATION)

         If a member has not fulfilled his obligation based on sale and purchase transactions on the securities market for the Stock Exchange or other members, the Stock Exchange may appropriate the member's deposit and guarantee fund for the payment of that obligation. (Amended by Act No. 3945, Nov. 28, 1987)


ARTICLE 97 (COMPENSATION LIABILITIES OF STOCK EXCHANGE)


         (1) The Stock Exchange shall be liable to compensate for the damage incurred from contravention of trading contract by any member. (Amended by Act No. 3945, Nov. 28, 1987)

         (2) In case where the Stock Exchange compensates for the damage under paragraph (1), the compensation fund set aside under the provisions of
         Article 95 shall be appropriated in preference.

         (3) In case where the Stock Exchange compensates for the damage under paragraphs (1) and (2), the Stock Exchange shall be entitled to the right to indemnification for the compensated amount and all expenses required to do so against the member who contravened the trading contract. (Amended by Act No. 3945, Nov. 28, 1987)

         (4) The amount of money collected in accordance with paragraph (3) shall be, in preference, appropriated for such amount as the Stock Exchange has compensated with its own money and all expenses required to do so, and the remainder shall be reserved in the compensation fund.

         (5) Matters with respect to the exercise of the right to indemnification referred to in paragraph (3) shall be prescribed by the Presidential Decree.


ARTICLE 98
         Deleted. (by Act No. 3945, Nov. 28, 1987)


ARTICLE 99 (PREFERENTIAL RIGHT OF STOCK EXCHANGE OVER OTHER CREDITOR)


         (1) The Stock Exchange shall have a right to be paid in preference to any other creditors with respect to the deposit, member's guarantee fund and money or securities paid for the delivery and settlement.

         (2) When a member, in case where the Stock Exchange delivers securities to the member prior to the settlement, causes any damage to the Stock Exchange due to the unfulfillment of delivery or settlement by such member, the Stock Exchange shall have a right to be paid in preference to any other creditors with respect to property of such member:
         Provided, That the right shall not be in preference to obligations hypothecated by chonsegwon (right of registered lease on deposit basis), pledges or mortgage created prior to the arrival of settlement date. (Amended by Act No. 3945, Nov. 28, 1987)


ARTICLE 100 (PREFERENTIAL RIGHT OF ENTRUSTER DUE TO CONTRAVENTION OF CONTRACT BY ENTRUSTEE AND RIGHT OF STOCK EXCHANGE IN PREFERENCE TO ENTRUSTER)

         (1) Any person who entrusts the sale and purchase transactions on the securities market to a member shall, in case where the member entrusted with the transactions contravenes the entrustment contract, have a right to satisfy the claim based upon such contravention in preference to any other creditors with respect to the deposit and member's guarantee fund. (Amended by Act No. 3945, Nov. 28, 1987)

         (2) The preferential right referred to in Article 99 shall be in preference to such preferential right as prescribed by the provisions of paragraph (1).


ARTICLE 101 (PROHIBITION OF SALE AND PURCHASE IN CONTRAVENTION OF CONTRACT)

         Any securities company which has been entrusted with the sale and purchase transactions on the securities market, shall have such transactions made only through the securities market without fail. In this case, the provisions of Article 44 shall not apply. (Amended by Act No. 3945, Nov.
         28, 1987; Act No. 4469, Dec. 31, 1991)


ARTICLE 102
         Deleted. (by Act No. 5254, Jan. 13, 1997)


ARTICLE 103 (PUBLICATION OF QUOTATIONS)

         The Stock Exchange shall, under the conditions as prescribed by the Presidential Decree, make public the quotations showing the daily trading volume, daily settled price, and the highest, lowest and closing prices of the securities on the securities market. (Amended by Act No. 3541, Mar. 29, 1982)


ARTICLE 104

         Deleted. (by Act No. 5736, Feb. 1, 1999)


ARTICLES 105 AND 106
         Deleted. (by Act No. 5254, Jan. 13, 1997)


ARTICLE 107 (RESTRICTIONS ON DISCRETIONARY SALE AND PURCHASE TRANSACTIONS)


         (1) If a securities company is entrusted by a customer to make a sale and purchase transaction of securities, the securities company may carry out such transaction under a discretionary decision only on the quantity, price and time of the transaction. In this case, the types and items of securities, the categories and methods of the transaction shall be determined only according to a decision of the customer. (Amended by Act No. 4469, Dec. 31, 1991)

         (2) If a securities company carries out a sale and purchase transaction of securities pursuant to paragraph (1), it shall observe the conditions as prescribed by the Ordinance of the Ministry of Finance and Economy. (Amended by Act No. 4469, Dec. 31, 1991; Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998)
         [This Article Wholly Amended by Act No. 3945, Nov. 28, 1987]


ARTICLE 108
         Deleted. (by Act No. 5423, Dec. 13, 1997)


 SECTION 3 ENTRUSTMENT WITH SALE AND PURCHASE TRANSACTIONS ON SECURITIES MARKET

ARTICLE 109 (RESTRICTIONS ON PLACES OF ENTRUSTMENT)


         (1) Deleted. (by Act No. 5736, Feb. 1, 1999)

         (2) A securities company may be entrusted with the sale and purchase transactions of securities by means of electronic communication and other manners as prescribed by the Presidential Decree.
         [This Article Wholly Amended by Act No. 5254, Jan. 13, 1997]


ARTICLES 110 AND 111
         Deleted. (by Act No. 5736, Feb. 1, 1999)


                      SECTION 4 ACCOUNTING AND SUPERVISION

ARTICLE 112 (REPORT AND INSPECTION)


         (1) The Financial Supervisory Commission may, if deemed necessary in the public interest or for the protection of investors, order the Stock Exchange to file reports or materials for reference with respect to its business and property, and have the FSS Governor inspect its business, status of property, accounting books, records, and other related materials. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998)

         (2) The provisions of Article 53 (3) shall apply mutatis mutandis to the inspection referred to in paragraph (1).

         (3) In case where the FSS Governor inspects according to the provisions of paragraph (1), the FSS Governor shall report the result of the inspection to the

         Financial Supervisory Commission. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998)


ARTICLE 113
         Deleted. (by Act No. 3945, Nov. 28, 1987)


ARTICLE 114
         Deleted. (by Act No. 6176, Jan. 21, 2000)


ARTICLE 115 (APPROVAL OF REGULATIONS)


         (1) Where the Stock Exchange intends to adopt the Business Regulations, Listing Regulations, Disclosure Regulations and other regulations (including rules; hereinafter the same shall apply) relating to business which are necessary for the administration of the securities market, the Stock Exchange shall obtain the approval of the Financial Supervisory Commission. The same shall also apply in case of the amendment or repeal thereof. (Amended by Act No. 3945, Nov. 28, 1987; Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998; Act No. 5539,
         May 25, 1998; Act No. 5736, Feb. 1, 1999; Act No. 5982, May 24, 1999)

         (2) Where the Financial Supervisory Commission intends to grant approval referred to in paragraph (1), it shall consult in advance with the Minister of Finance and Economy. (Newly Inserted by Act No. 5498, Jan. 8, 1998; Act No. 5539, May 25, 1998; Act No. 5982, May 24, 1999)


ARTICLE 116
         Deleted. (by Act No. 5254, Jan. 13, 1997)

ARTICLE 117 (DISPOSITION IN EMERGENCY)


         (1) Deleted. (by Act No. 5736, Feb. 1, 1999)

         (2) When the Minister of Finance and Economy deems that the sale and purchase transactions of securities cannot be normally made because of natural disaster, warfare, disturbance, sudden and significant change in economic conditions or other incidents similar thereto, he may order the temporary closing of the securities market or take other necessary measures. (Amended by Act No.
         5254, Jan. 13, 1997; Act No. 5539, May 25, 1998)


                              CHAPTER VII DELETED.

ARTICLES 118 THROUGH 144
         Deleted. (by Act No. 5498, Jan. 8, 1998)


              CHAPTER VIII ORGANIZATIONS CONCERNED WITH SECURITIES

                      SECTION 1 SECURITIES FINANCE COMPANY

ARTICLE 145 (ESTABLISHMENT)


         (1) Any person who is engaged in the business referred to in Article
         147

         (hereinafter referred to as a "securities finance company") shall be a licensed stock company by the Minister of Finance and Economy. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998)

         (2) Any person who intends to obtain a license referred to in paragraph
         (1) shall file a written application including such information as designated in the following subparagraphs with the Minister of Finance and Economy: (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998)

         1.Name;

         2.Location of business office; and

         3.Matters relating to stated capital and assets.

         (3) A written application referred to in paragraph (2) shall be accompanied by such documents as designated in the following subparagraphs: (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998)

         1.Articles of association and the regulations relating to business;

         2.Curricula vitae and certificates of identity of promoters;

         3.Project planning statement and the estimated income and expenditure statement for a period of two years after its establishment; and

         4.Documents prescribed by the Minister of Finance and Economy other than those referred to in subparagraphs 1 through 3.


ARTICLE 146 (AMOUNT OF STATED CAPITAL)

         Amount of stated capital of a securities finance company shall be two billion won or more.


ARTICLE 147 (BUSINESS)


         (1) A securities finance company may manage any business referred to in the following subparagraphs: (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998; Act No. 6623, Jan. 26, 2002)

         1.To loan money for securities market making and money for underwriting to underwriters;

         2.To loan through the clearing organ of the Stock Exchange or the Association such money or securities as may be necessary in the settlement of sale and purchase transactions on the securities market or the Association brokerage market;

         3.To lend money by collateralizing securities or lend securities;

         4.To lend money to public investors through underwriters for purchasing stocks through public offering;

         5.To effect sale and purchase transactions of bonds within such extent as may be prescribed by the Presidential Decree;

         6.To undertake safekeeping in connection with securities;

         7.To trust money under the Trust Business Act;

         8.To perform the affairs of a trustee company under the Securities Investment Trust Business Act;

         9.To perform the affairs of a custodian under the Securities Investment Company

         Act; and

         10.To be approved by the Minister of Finance and Economy other than those referred to in subparagraphs 1 through 9.

         (2) Where a securities finance company carries on the trust business under paragraph (1) 7, it shall be deemed a financial institution engaging concurrently in the trust business under the Trust Business Act, which is not subject to the provisions of Articles 7 (1), 8-2, 15, 15-2, 16, and 24-3 of the Trust Business Act. (Newly Inserted by Act No. 6623, Jan. 26, 2002)


ARTICLE 148
         Deleted. (by Act No. 5254, Jan. 13, 1997)


ARTICLE 149 (RESTRICTIONS ON OFFICERS)


         (1) Any officer who is engaged in the regular business of a securities finance company (including a person who practically performs the function of officer; hereinafter the same shall apply) shall be a person other than officers and employees of a securities company. (Amended by Act No. 3541, Mar. 29, 1982)

         (2) The provisions of Articles 33 (2) and 80 shall apply mutatis mutandis to any officer of a securities finance company: Provided, That a person may be appointed as an officer falling under subparagraph 1 of
         Article 80, in so far as he is not engaged in the regular business. (Amended by Act No. 3541, Mar. 29, 1982)


ARTICLE 150
         Deleted. (by Act No. 3945, Nov. 28, 1987)

ARTICLE 151 (REPORT ON ARTICLES OF ASSOCIATION AND REGULATIONS)


         (1) Any securities finance company shall, when it changes its articles of association, file a report thereof with the Financial Supervisory Commission. (Amended by Act No. 6176, Jan. 21, 2000)

         (2) When a securities finance company has adopted, amended or repealed the regulations relating to its business, it shall report such fact to the Financial Supervisory Commission. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998)

         (3) Deleted. (by Act No. 5254, Jan. 13, 1997)


ARTICLE 152
         Deleted. (by Act No. 5254, Jan. 13, 1997)


ARTICLE 153 (REQUEST TO DISCHARGE OFFICERS)

         When any officer of a securities finance company is elected by the illegal means, or violates this Act, the orders pursuant to this Act or the articles of association of the securities finance company, the Financial Supervisory Commission may request it to discharge such officer. (Amended by Act No. 5498, Jan. 8, 1998)


ARTICLE 154 (LIABILITIES OF OFFICERS)

         The provisions of Articles 58 and 83 shall apply mutatis mutandis to a securities finance company: Provided, That the provisions of Article 83
         (3) shall not apply mutatis mutandis to officers who are not engaged in full time.

ARTICLE 155 (DISPOSITIONS AGAINST VIOLATIONS OF ACTS AND SUBORDINATE STATUTES)


         (1) The provisions of Article 55 (excluding paragraph (1) 5 through 7 of the same Article) shall apply mutatis mutandis to the cancellation of a securities financial business license for a securities finance company. In this case, the "Financial Supervisory Commission" shall be deemed the "Minister of Finance and Economy". (Amended by Act No. 6176, Jan. 21, 2000)

         (2) Where any securities finance company falls under any of the following subparagraphs, the Financial Supervisory Commission may order the suspension of its business in whole or in part for a specified period not exceeding six months: (Amended by Act No. 6623, Jan. 26,
         2002)

         1.Where it does business without obtaining approval under Article 147
         (1) 10;

         2.Where it fails to comply with a request to discharge its officer under Article 153 without any justifiable cause; and

         3.Where it violates the provisions of Article 154.
         [This Article Wholly Amended by Act No. 5498, Jan. 8, 1998]


ARTICLE 156
         Deleted. (by Act No. 5254, Jan. 13, 1997)


ARTICLE 157 (INSPECTION)

         The provisions of Article 53 shall apply mutatis mutandis to a securities finance company. In this case, the "cancellation of a securities business license" referred to in Article 53 (5) 1 shall be deemed a "request for the cancellation of license to the Minister of Finance and Economy". (Amended by Act No. 6176, Jan. 21, 2000)


ARTICLE 158 (DISCONTINUANCE OF BUSINESS AND DISSOLUTION)

         The resolution of a securities finance company for the discontinuance of its business and for the dissolution shall be subject to the authorization of the Minister of Finance and Economy. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998)


ARTICLE 159

         Deleted. (by Act No. 5736, Feb. 1, 1999)


ARTICLE 160 (ISSUANCE OF CORPORATE BONDS)


         (1) Notwithstanding the provisions of Article 470 of the Commercial Act, any securities finance company may issue the corporate bonds up to 20 times the aggregate amount of its stated capital and reserve. (Amended by Act No. 5521, Feb. 24, 1998; Act No. 6176, Jan. 21, 2000)

         (2) The corporate bonds issued by a securities finance company pursuant to the provisions of paragraph (1) shall be considered to be the bonds pursuant to the provisions of Article 2 (1) 3.

         (3) Any securities finance company may temporarily issue corporate bonds in excess of the limit to redeem corporate bonds issued in accordance with paragraph (1). In this case, it shall be subject to the redemption of corporate bonds already issued within one month after they are issued. (Newly Inserted by Act No. 6176, Jan. 21, 2000)

         (4) Matters necessary for the issuance of corporate bonds by a securities finance company pursuant to the provisions of paragraph (1), shall be prescribed by the Presidential Decree.
         [This Article Wholly Amended by Act No. 5254, Jan. 13, 1997]


ARTICLE 161 (DEPOSIT OF MONEY)


         (1) Any securities finance company may receive a deposit of money from the Stock Exchange, securities companies, other securities-related institutions, and such persons as designated by the Ordinance of the Ministry of Finance and Economy. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998)

         (2) Any securities finance company may, if necessary for the performance of deposit pursuant to paragraph (1), issue debt instruments in accordance with the Ordinance of the Ministry of Finance and Economy. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998)

         (3) In case of paragraphs (1) and (2), the Bank of Korea Act and the Banking Act shall not apply.


         SECTION 2 KOREA SECURITIES DEALERS ASSOCIATION

         SUB-SECTION 1 ESTABLISHMENT AND SUPERVISION

ARTICLE 162 (ESTABLISHMENT)

         (1) A Korea Securities Dealers Association shall be established for the purpose of maintaining business orders between securities companies, assuring fair trading of securities, and protecting investors.

         (2) The Association shall be a juristic person as the organ consisting of members.

         (3) The Association shall place its principal office in the Seoul Special Metropolitan City, and may establish its branch offices in necessary places.

         (4) The Association shall come into existence by the registration of incorporation at the location of the principal office under the conditions as prescribed by the Presidential Decree.
         [This Article Wholly Amended by Act No. 5254, Jan. 13, 1997]


ARTICLE 162-2 (BUSINESS)

         The Association shall do such business as described in the following subparagraphs: (Amended by Act No. 5498, Jan. 8, 1998; Act No. 5736, Feb. 1, 1999; Act No. 6176, Jan. 21, 2000; Act No. 6423, Mar. 28, 2001;
         Act No. 6623, Jan. 26, 2002)

         1.Business relating to the maintenance of sound business orders between members and for the protection of investors;

         2.Business relating to the publication of Association-registered corporations, review of abnormal trade and supervision of members, and self-regulatory mediation of disputes in connection with sale and purchase transactions on the Association brokerage market, and the operation of the Association brokerage market;

         3.Operation and management of fund managers in order to maintain sound order in business under Article 28 (2) 2;

         4.Examination and research of the system relating to securities;

         5.Business relating to the study and training with respect to securities;

         6.Business incidental to those as referred to in subparagraphs 1 through 5; and

         7.Business as determined by the Presidential Decree other than those as referred to in subparagraphs 1 through 6. [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 162-3 (REVIEW OF ABNORMAL TRADE AND SUPERVISION OF MEMBERS)


         (1) Where the Association deems it necessary to ascertain the trading situation of the item of securities suspected of abnormal trade in the Association brokerage market (including the case of brokering the sale and purchase transaction of securities under Article 52-2; hereafter in this Article the same shall apply) or check whether a securities company complies with the trading regulations of the Association, it may request the securities company concerned to submit related materials with the reasons specified in writing.

         (2) Where the Association deems it necessary to ascertain the trading situation of the item of securities suspected of abnormal trade in the Association brokerage market or check whether a member complies with the trading regulations of the Association, it may supervise over the business, financial standing, books, documents, and other things of the member with respect to the trading in question.

         (3) Where the Association deems it necessary to conduct the review or supervision under paragraphs (1) and (2), it may request its members to file a report, submit materials, or have the persons concerned present themselves to make a statement with respect to the abnormal trade, etc. under the conditions as determined by the articles of association.
         [This Article Newly Inserted by Act No. 6623, Jan. 26, 2002]


ARTICLE 163 (MATTERS TO BE PROVIDED FOR IN ARTICLES OF ASSOCIATION)

         Matters to be provided for in the articles of association of the Association shall be prescribed by the Presidential Decree.


ARTICLE 164 (REPORT ON REGULATIONS, ETC.)


         (1) Where the Association has adopted, amended or repealed regulations relating to its business, it shall report such fact to the Financial Supervisory Commission within ten days. (Amended by Act No. 3541, Mar. 29, 1982; Act No. 5498, Jan. 8, 1998; Act No. 5736, Feb. 1, 1999)

         (2) The Association shall, where it intends to change matters prescribed by the Presidential Decree in the articles of association, obtain approval from the Financial Supervisory Commission. (Newly Inserted by Act No. 6176, Jan. 21, 2000)


ARTICLE 165 (MEMBERSHIP DUES)

         The Association may collect membership dues from members under the conditions as prescribed by the articles of association.


ARTICLE 166

         Deleted. (by Act No. 5423, Dec. 13, 1997)

ARTICLE 167

         Deleted. (by Act No. 5254, Jan. 13, 1997)


ARTICLE 168 (ORDER OF SUSPENSION OF BUSINESS, ETC.)

         In case where any event described in the following subparagraphs occurs, the Financial Supervisory Commission may order the Association to suspend its business or may request it to discharge the officer concerned in the public interest and for the protection of investors:
         (Amended by Act No. 3541, Mar. 29, 1982; Act No. 5498, Jan. 8, 1998)

         1.When the Association has violated Acts and subordinate statutes or disposition taken by administrative authorities pursuant to Acts and subordinate statutes; and

         2.When any officer of the Association has violated the articles of association of the Association or regulations relating to the business of the Association or has abused his authorities.


ARTICLE 169 (OFFICERS AND SUPERVISION, ETC.)

         The provisions of Articles 33, 42, 53 and 117 shall apply mutatis mutandis to the Association. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5736, Feb. 1, 1999; Act No. 6176, Jan. 21, 2000) [This Article
         Wholly Amended by Act No. 3541, Mar. 29, 1982]


ARTICLE 170 (PROVISIONS OF CIVIL ACT APPLIED MUTATIS MUTANDIS)

         The provisions of the Civil Act relating to an incorporated association shall apply mutatis mutandis to the Association except otherwise provided for in this Act or the orders pursuant to this Act.


ARTICLE 171 (PROHIBITION OF USE OF SIMILAR NAME)

         Any person other than the Korea Securities Dealers Association shall not use the name "Securities Dealers Association" or any other name similar thereto. (Amended by Act No. 5254, Jan. 13, 1997)


ARTICLE 172 (SECURITIES TRAINING INSTITUTE)

         The Association may establish a Securities Training Institute in order to improve qualifications of persons who engage in securities business and to diffuse professional knowledge about securities.


         SUB-SECTION 2 OPERATION OF ASSOCIATION BROKERAGE MARKET AND SALE AND PURCHASE TRANSACTIONS

ARTICLE 172-2 (REGISTRATION WITH ASSOCIATION AND OPERATION OF ASSOCIATION BROKERAGE MARKET)


         (1) Any corporation that intends to get securities, prescribed by the Presidential Decree, traded on the Association brokerage market shall file a registration with the Association through a person who has obtained a business license under Article 28 (2) 3.

         (2) The Association shall set up an Association Brokerage Market Operation Committee (hereinafter referred to as the "Association Brokerage Market Operation Committee") mandated to deal with affairs related with the operation of Association brokerage market.

         (3) Members of the Association Brokerage Market Operation Committee shall be elected at a general meeting of the Association.

         (4) The provisions of Articles 33 and 83 shall apply mutatis mutandis to the members of the Association Brokerage Market Operation Committee. [This Article Wholly Amended by Act No. 6423, Mar. 28, 2001]


ARTICLE 172-3 (ADOPTION AND APPROVAL OF REGULATIONS)


         (1) The Association shall make necessary regulations governing the operation of Association brokerage market according to standards falling under each of the following subparagraphs. In this case, the detailed matters to be entered in the regulations shall be prescribed by the Presidential Decree: (Amended by Act No. 6423, Mar. 28, 2001)

         1.The operational regulations of the Association Brokerage Market Operation Committee, which govern matters concerning the makeup, operation, personnel affairs and budget, etc. of the Association Brokerage Market Operation Committee and its secretariat;

         2.Securities association registration regulations that govern matters concerning standards for the registration of securities, the examination of registration and the cancellation of registration, etc.;

         3.Business regulations that govern matters concerning the acceptance as a trustee, suspension, and cancellation of purchase and sale transactions, etc.; and

         4.Regulations that govern matters concerning the publication, etc. of Association-registered corporations.

         (2) In case where the Association intends to make, alter, or repeal the regulations referred to in paragraph (1), the Association shall obtain approval from the Financial Supervisory Commission after going through a resolution of the Association Brokerage Market Operation Committee. (Amended by Act No. 5498, Jan. 8, 1998; Act No. 5539, May 25, 1998; Act
         No. 5982, May 24, 1999; Act No. 6423, Mar. 28, 2001)

         (3) Where the Financial Supervisory Commission intends to grant approval referred to in paragraph (2), it shall consult in advance with the Minister of Economy and Finance. (Newly Inserted by Act No. 5498, Jan. 8, 1998; Act No. 5539, May 25, 1998; Act No. 5982, May 24, 1999)
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 172-4 (BUDGET AND PERSONNEL AFFAIRS OF ASSOCIATION BROKERAGE MARKET OPERATION COMMITTEE AND SECRETARIAT)


         (1) The Association shall manage its budget separately from the budget of the Association Brokerage Market Operation Committee (including the budget of its secretariat; hereinafter the same shall apply). In this case, the Association shall appropriate an amount equivalent to the ratio set by the regulations on the Association Brokerage Market Operation Committee as the budget of such Committee from among revenues accruing from its membership fees and the operation of Association brokerage market.

         (2) In managing the personnel affairs of the secretariat of the Association Brokerage Market Operation Committee, the Association shall consult with the chairman of the Association Brokerage Market Operation Committee. [This Article Newly Inserted by Act No. 6423, Mar. 28, 2001]


         SECTION 3 SECURITIES DEPOSITORY

ARTICLE 173 (ESTABLISHMENT)


         (1) A Securities Depository (hereinafter referred to as the "Depository") shall be established in order to promote a concentrated deposition of securities, transfer of securities between their accounts, and harmonious trading of securities.

         (2) The Depository shall be a juristic person.

         (3) The Depository shall come into existence by the registration of incorporation at the location of the principal office under the conditions as prescribed by the Presidential Decree.
         [This Article Wholly Amended by Act No. 4701, Jan. 5, 1994]


ARTICLE 173-2 (BUSINESS)


         (1) The Depository shall carry on the business as prescribed in the following subparagraphs in order to attain its objects: (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5736, Feb. 1, 1999)

         1.Business concentrating the deposition of securities;

         2.Business transferring securities between accounts;

         3.Business depositing securities and transferring between accounts through opening of a mutual account with a foreign juristic person (hereinafter referred to as a "foreign deposition institution") which carries on the business similar to the Depository;

         4.Securities transfer agency business (including the agency business for payment of dividend, interest, and redemption of securities and the agency business for issuing securities);

         5.Undertaking safekeeping of securities;

         6.Business other than those as referred to in subparagraphs 1 through 5, which is authorized under this Act and other Acts;

         7.Business incidental to those as referred to in subparagraphs 1 through 6; and

         8.Businesses as determined by the articles of association other than those as referred to in subparagraphs 1 through 7.

         (2) Deleted. (by Act No. 5736, Feb. 1, 1999)
         [This Article Newly Inserted by Act No. 4701, Jan. 5, 1994]


ARTICLE 173-3 (PROHIBITION OF CARRYING ON DEPOSITING BUSINESS)

         No person other than the Depository may carry on any business receiving securities, and settling accounts by means of a transfer between accounts in lieu of giving and receiving such securities.
         [This Article Newly Inserted by Act No. 4701, Jan. 5, 1994]


ARTICLE 173-4 (MATTERS TO BE PROVIDED FOR IN ARTICLES OF ASSOCIATION)

         The articles of association of the Depository shall include the following matters:

         1.Objectives;

         2.Name;

         3.Location of a principal office;

         4.Matters relating to stocks and stated capital;

         5.Matters relating to the general meeting of stockholders and the board of directors;

         6.Matters relating to officers;

         7.Matters relating to the accounting; and

         8.Method of the public notice.
         [This Article Newly Inserted by Act No. 4701, Jan. 5, 1994]


ARTICLE 173-5 (PROVISIONS OF COMMERCIAL ACT APPLIED MUTATIS MUTANDIS)

         The provisions of the Commercial Act concerning the stock company shall apply mutatis mutandis to the depositor, unless otherwise prescribed by this Act or any order issued pursuant to this Act.
         [This Article Newly Inserted by Act No. 4701, Jan. 5, 1994]


ARTICLE 173-6 (OFFICERS)


         (1) The officers of the Depository shall be the president, managing director, director and auditor.

         (2) The president shall be appointed by the general meeting of stockholders, but he shall be subject to approval of the Minister of Finance and Economy. (Amended by Act No. 5736, Feb. 1, 1999)

         (3) The standing auditor shall be appointed by the general meeting of stockholders. (Newly Inserted by Act No. 5736, Feb. 1, 1999)
         [This Article Newly Inserted by Act No. 4701, Jan. 5, 1994]


ARTICLE 173-7 (DESIGNATION OF SECURITIES TO BE DEPOSITED)


         (1) The securities which may be deposited at the Depository (hereinafter referred to as "securities to be deposited"), shall be designated by the Depository.

         (2) Deleted. (by Act No. 5736, Feb. 1, 1999)
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 173-8 (NOTIFICATION OF DETAILS OF ISSUANCE AND DETAILS OF SECURITIES STOLEN, LOST OR DESTROYED)


         (1) In case where an issuer of securities to be deposited issues newly securities, the issuer shall notify the type of such securities and other matters as prescribed by the Ordinance of the Ministry of Finance and Economy to the Depository without delay. (Amended by Act No.
         5539, May 25, 1998)

         (2) In case where an issuer of securities to be deposited is notified of orders with respect to the seizure, provisional seizure or provisional disposition of securities or receives a report that the securities are stolen, lost or destroyed (including public summons and nullification judgment pursuant to the Civil Procedure
         Act), such issuer shall notify the type of such securities and other matters as prescribed by the Ordinance of the Ministry of Finance and Economy to the Depository without delay. (Amended by Act No. 5539, May 25, 1998; Act No. 6423, Mar. 28, 2001)

         (3) The Depository which has received the notifications pursuant to paragraphs (1) and (2) shall make public the details of such reports. [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 174 (DEPOSITION IN DEPOSITORY, ETC.)


         (1) Any person who intends to deposit securities in the Depository, shall open an account in the Depository. (Amended by Act No. 4701, Jan. 5, 1994)

         (2) Any person who has opened an account pursuant to paragraph (1) (hereinafter referred to as a "depositor"), may deposit securities which he holds and has been deposited by his customers in the Depository with the consent of customers. (Amended by Act No. 4701, Jan. 5, 1994)

         (3) The Depository shall prepare and keep the depositors account book in which the following matters are stated, but shall establish therein a distinction between the portion owned by depositors and the portion deposited by customers: (Amended by Act No. 4701, Jan. 5, 1994; Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998)

         1.Name and address of a depositor;

         2.Type and number of securities which are deposited (hereinafter referred to as "deposited securities") and the name of an issuer; and

         3.Other matters as prescribed by the Ordinance of the Ministry of Finance and

         Economy.

         (4) The Depository may keep deposited securities in a state mixed by type and item. (Amended by Act No. 4701, Jan. 5, 1994)

         (5) In case where a depositor or his customer accepts or subscribes for securities or requests issuance of securities based on other grounds, an issuer of securities may, upon a request of the depositor or his customer, issue or register (this refers to a registration pursuant to the State Bond Act or the Registration of Bonds and Debentures Act; hereinafter the same shall apply) securities by the name of the Depository in lieu of the depositor or his customer. (Newly Inserted by Act No. 4469, Dec. 31, 1991; Act No. 4701, Jan. 5, 1994; Act No. 5254,
         Jan. 13, 1997)
         [This Article Wholly Amended by Act No. 3945, Nov. 28, 1987]


ARTICLE 174-2 (DEPOSITION, ETC. TO DEPOSITOR BY CUSTOMERS)


         (1) Any depositor who redeposits securities deposited by customers in the Depository, shall prepare and keep the customers account book in which the following matters are stated: (Amended by Act No. 4701, Jan. 5, 1994; Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998)

         1.Names and addresses of customers;

         2.Types and number of deposited securities, and names of issuers; and

         3.Other matters as prescribed by the Ordinance of the Ministry of Finance and Economy.

         (2) When a depositor has stated matters referred to in paragraph (1), he shall deposit without delay securities in the Depository specifying that such securities are deposited by customers. (Amended by Act No. 4701, Jan. 5, 1994; Act No. 5254,

         Jan. 13, 1997)

         (3) When a depositor has stated matters referred to in paragraph (1), he shall keep the securities separately from his own until he deposits them in the Depository pursuant to paragraph (2). (Amended by Act No. 4701, Jan. 5, 1994; Act No. 5254, Jan. 13, 1997)

         (4) The securities stated in the customers account book pursuant to paragraph (1) shall be considered deposited in the Depository at the time of statement. (Amended by Act No. 4701, Jan. 5, 1994) [This Article Newly Inserted by Act No. 3945, Nov. 28, 1987]


ARTICLE 174-3 (EFFECT OF STATEMENT IN ACCOUNT BOOK)


         (1) Persons who are stated in the customers account book and the depositors account book shall be considered to hold the respective securities.

         (2) If a transfer between accounts is stated in the customers account book and the depositors account book, the purpose of which is a transfer of or creation of pledge on securities, the statement of such transfer or creation shall have the same effect as if the securities had been delivered.

         (3) Notwithstanding the provisions of Article 3 (2) of the Trust Act, a trust of deposited securities may oppose against the third person, by stating that they are the trust properties in the customers account book or the depositors account book.

         (4) In case where a sale and purchase transaction of stocks on the securities market or Association brokerage market is settled by means of a transfer between accounts in the customers account book or the depositors account book before the stock certificates thereof are issued, notwithstanding the provisions of Article 335 (3) of the Commercial Act, it shall be effective against an issuing company. (Newly

         Inserted by Act No. 5254, Jan. 13, 1997)
         [This Article Newly Inserted by Act No. 3945, Nov. 28, 1987]


ARTICLE 174-4 (PRESUMPTION OF RIGHT, ETC.)


         (1) Customers of a depositor and the depositor shall be presumed to have co-ownership share on the deposited securities according to the types, items and quantity of securities stated respectively in the customers account book and the depositors account book.

         (2) Any customer of a depositor or his pledgee may request at any time the depositor to return the deposited securities corresponding to a co-ownership share of the customer, and the depositor may request the Depository to return the deposited securities corresponding to his co-ownership share. In this case, a consent of the pledgee shall be required with respect to the deposited securities which are the object of the right of pledge. (Amended by Act No.
         4701, Jan. 5, 1994)

         (3) The Depository may, in case where such causes as prescribed by the Presidential Decree occur, limit the return or inter-account transfer of the portion deposited by customers among deposited securities under the conditions as designated by the Ordinance of the Ministry of Finance and Economy. (Newly Inserted by Act No. 5254, Jan. 13, 1997; Act No 5423, Dec. 13, 1997; Act No. 5539, May 25, 1998; Act No. 6423,
         Mar. 28, 2001)
         [This Article Newly Inserted by Act No. 3945, Nov. 28, 1987]


ARTICLE 174-5 (LIABILITY FOR COVERAGE)


         (1) In case where the deposited securities becomes insufficient, the Depository and the depositor as prescribed in Article 174-2 (1) shall make up such insufficient portion according to the methods and procedure as prescribed by the Presidential Decree. In this case, the Depository and the depositor may exercise a right to indemnification to a person who is liable for such insufficiency. (Amended by Act No. 4701, Jan. 5, 1994; Act No. 5254, Jan. 13, 1997)

         (2) The depositor as referred to in paragraph (1) shall bear a liability for coverage pursuant to paragraph (1), even after closing the account as prescribed in Article 174 (1): Provided, That in case where five years has elapsed from the time at which the account is closed, he shall be exempted from the liability.
         [This Article Newly Inserted by Act No. 3945, Nov. 28, 1987]


ARTICLE 174-6 (EXERCISE OF RIGHT TO DEPOSITED SECURITIES)


         (1) The Depository may exercise the right to the deposited securities according to a request of a depositor or customer. In this case, a request of a customer shall be made through the depositor. (Amended by Act No. 4701, Jan. 5, 1994)

         (2) The Depository may request a change of entry in the register or a registration in its own name with respect to the deposited securities. (Amended by Act No. 5254, Jan. 13, 1997)

         (3) With respect to stocks with regard to which the entry in the register is changed in the name of the Depository pursuant to paragraph
         (2), it may exercise the right as a stockholder as to matters as prescribed in Article 358-2 of the Commercial Act, as to statement in the register of stockholders and as to stock certificates, even though there is no request by the depositor. (Amended by Act No. 4701, Jan. 5,
         1994)

         (4) In case where a company issuing stock certificates makes a notification or public notice on a convocation of the general meeting of stockholders, with respect to stockholders holding stock certificates with regard to which the entry in the register is changed in the name of the Depository, the company shall notify personally or publicly the particulars concerning the exercise of voting rights held by the Depository as referred to in paragraph (5). (Newly Inserted by Act No. 4469, Dec. 31, 1991; Act No. 4701, Jan. 5, 1994; Act No. 5254, Jan. 13, 1997)

         (5) If a stockholder holding stock certificates with regard to which the entry in the register is changed in the name of the Depository fails to express his intention to exercise directly or by proxy or not to exercise his voting right to the Depository not later than five days before the date of the general meeting of stockholders, the Depository may exercise such voting right: Provided, That the same shall not apply to the following cases: (Newly Inserted by Act No. 4469, Dec. 31, 1991; Act No. 4701, Jan. 5, 1994; Act No. 5254, Jan. 13, 1997; Act No. 5498,
         Jan. 8, 1998; Act No. 5736, Feb. 1, 1999; Act No. 6176, Jan. 21, 2000;
         Act No. 6623, Jan. 26, 2002)

         1.Where a company issuing the stock certificates fails to make a notification or public notice on the exercise of voting right by the Depository pursuant to paragraph (4);

         2.Where a company issuing the stock certificates requests the Financial Supervisory Commission to prevent the Depository from exercising its voting right;

         3.Where subject matters of the general meeting of stockholders fall under any of matters as prescribed in Articles 360-3, 360-16, 374, 438, 518, 519, 522, 530-3 and 604 of the Commercial Act; and

         4.Where a stockholder concerned exercises directly or by proxy his voting right at the general meeting of stockholders.

         (6) Matters with respect to which any company issuing stock certificates is required to notify the Depository in order for the Depository to exercise its rights under paragraph (1) and other matters necessary for the Depository to exercise its voting right under paragraph (5) shall be prescribed by the Presidential Decree. (Amended by Act No. 6423, Mar. 28, 2001)

         (7) The provisions of paragraph (3) shall apply mutatis mutandis to registered securities among the deposited securities. (Newly Inserted by Act No. 6423, Mar. 28, 2001) [This Article Newly Inserted by Act No. 3945, Nov. 28, 1987]


ARTICLE 174-7 (EXERCISE OF RIGHT BY BENEFICIAL OWNER)


         (1) Co-owners of stock certificates of deposited securities (hereinafter referred to as "beneficial owners") shall be considered to hold stocks equivalent to the co-ownership shares as prescribed in
         Article 174-4 (1) in exercising the rights as stockholders.

         (2) A beneficial owner may not exercise the right as prescribed in
         Article 174-6 (3): Provided, That the same shall not apply with respect to a notification to stockholders by a company, and an inspection or transcription of the register of stockholders as prescribed in Article 396 (2) of the Commercial Act.

         (3) When a company issuing stock certificates of deposited securities has fixed a certain period or date pursuant to Article 354 of the Commercial Act, the company shall notify the Depository of such fact without delay; and the Depository shall notify a company issuing stock certificates concerned or a company which conducts change of entry in a register as an agent of the matters referred to in the following subparagraphs with respect to beneficial owners on the first day of the period or on the date (hereafter in this Article referred to as "fixed date for the closing of register of stockholders") without delay:
         (Amended by Act No. 4701, Jan. 5, 1994; Act No. 5254, Jan. 13, 1997)

         1.Name and address; and

         2.Types and number of stocks as prescribed in paragraph (1).

         (4) The Depository may request a depositor as prescribed in Article 174-2 (1) to notify matters as referred to in subparagraphs of paragraph (3) with respect to beneficial owners on the fixed date for the closing of register of stockholders. In this case, the depositor, upon receiving the request, shall notify it without delay. (Amended by Act No. 4701, Jan. 5, 1994)

         (5) The provisions of paragraphs (3) and (4) shall apply mutatis mutandis where the issuer of stocks, etc. whose tender offer statement was submitted requests the Depository to communicate matters on beneficial owners in order to know the stockholding status by setting a specified date. (Newly Inserted by Act No. 5736, Feb. 1, 1999)
         [This Article Newly Inserted by Act No. 3945, Nov. 28, 1987]


ARTICLE 174-8 (PREPARATION OF REGISTER OF BENEFICIAL OWNERS, ETC.)


         (1) Any issuing company or company which conducts change of entry in a register as an agent shall, upon receiving a notification pursuant to
         Article 174-7 (3), prepare and keep a register of beneficial owners, stating therein the notified matters and the date of notification.

         (2) Any statement in a register of beneficial owners relating to stocks the certificates of which are deposited in the Depository, shall have the same effect as the statement in a register of stockholders. (Amended by Act No. 4701, Jan. 5, 1994)

         (3) When an issuing company or a company which conducts change of entry in a register as an agent pursuant to the provisions of paragraph (1) deems that a person stated in a register of stockholders as a stockholder is the same as a person stated in a register of beneficial owners as a beneficial owner, the issuing company or the company which conducts change of entry in a register as an agent shall sum up the number of stocks on the register of stockholders and those on the register of beneficial owners for the exercise of rights as a stockholder.
         [This Article Newly Inserted by Act No. 3945, Nov. 28, 1987]


ARTICLE 174-9 (CIVIL EXECUTION)

         Matters necessary for the compulsory execution, execution of provisional seizure and provisional disposition, or auction with respect to the deposited securities, shall be determined by the Supreme Court Regulations.
         [This Article Newly Inserted by Act No. 3945, Nov. 28, 1987]


ARTICLE 174-10 (CERTIFICATE OF BENEFICIAL OWNERSHIP)


         (1) In case where a depositor or a customer of depositor requests the Depository to issue a document certifying the deposition of securities (hereinafter referred to as a "certificate of beneficial ownership") in order to exercise the right as a stockholder, the Depository may issue the certificate of beneficial ownership under the conditions as prescribed by the Ordinance of the Ministry of Finance and Economy. In this case, a request of the customer shall be made through the depositor. (Amended by Act No. 5539, May 25, 1998)

         (2) The Depository shall, in case of issuing the certificate of beneficial ownership pursuant to paragraph (1), notify the issuing company concerned of such fact without delay.

         (3) In case where a depositor or a customer of depositor has filed the certificate of beneficial ownership which is issued pursuant to paragraph (1) with the issuing company, notwithstanding the provisions of Article 337 (1) of the Commercial Act, the depositor or the customer of depositor may set up against the issuing company.

         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 174-11 (SPECIAL CASE FOR DEPOSITION IN FOREIGN DEPOSITING INSTITUTIONS AND FOREIGN CORPORATIONS, ETC.)


         (1) The provisions of Articles 174-2, 174-5, 174-6 (4) through (6), 1747 and 174-8 (3) shall not apply to foreign depositing institutions:
         Provided, That this shall not apply where any foreign depositing institution makes a request for its application. (Amended by Act No. 5736, Feb. 1, 1999)

         (2) In the event that an issuer of deposited securities is a foreign corporation, etc., the provisions of Articles 174 (5), 174-6 (4) through (6), 174-7, 174-8 and 174-10 shall not apply: Provided, That the same shall not apply to a case where the relevant foreign corporation, etc. requests the application thereof. (Newly Inserted by Act No. 6423, Mar. 28, 2001)
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 174-12 (REPORT AND CONFIRMATION, ETC.)

         The Depository may request a depositor to file the report or data concerning the depositing business, inspect the relating account books, or confirm the status of custody, etc. of securities kept under the depositor's own custody.
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 175 (REPORT ON REGULATIONS)

         Where the Depository makes, changes, or repeals the regulations relating to deposition and other business, it shall file a report thereof with the Financial Supervisory Commission.
         (Amended by Act No. 6176, Jan. 21, 2000)

         [This Article Wholly Amended by Act No. 5736, Feb. 1, 1999]


ARTICLE 176

         Deleted. (by Act No. 5736, Feb. 1, 1999)


ARTICLE 176-2 (CONTROL OF SECURITIES)


         (1) A listed corporation, Association-registered corporation and company which conducts change of entry in a register as an agent (referring to a person who obtains a license pursuant to Article 180
         (1); hereinafter the same shall apply) shall be subject to the Securities Handling Regulations as determined by the Depository with respect to printed form, issuance, retirement, issuance for replacement, effacement, and other matters regarding control of securities.

         (2) The Depository may control the printed forms of securities which any listed corporation or Association-registered corporation keeps as spares for issuance of securities (hereinafter referred to as "spare certificates").

         (3) The Depository may, if it deems necessary, ask any listed corporation, Association-registered corporation and any company which conducts change of entry in a register as an agent to submit data regarding the procedure of handling securities and the control of spare certificates pursuant to paragraph (1) and may direct it's staff personnels to confirm the data.

         (4) When an unlisted corporation intends to use printed forms pursuant to the Securities Handling Regulations of the Depository with respect to securities of the corporation concerned, it shall obtain the approval of the Depository. In this case, the provisions of paragraphs
         (1) through (3) shall apply mutatis mutandis.

         (5) If any listed corporation becomes an unlisted corporation, the provisions of paragraphs (1) through (3) shall apply mutatis mutandis to such corporation until all of printed forms pursuant to the Securities Handling Regulations of the Depository and the securities issued by using the printed forms is entirely effaced.
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 177

         Deleted. (by Act No. 3945, Nov. 28, 1987)


ARTICLE 178 (OFFICERS, SUPERVISION, ETC.)

         The provisions of Articles 59 through 61, 74 (2), 80, 81, 83, 117 and 157 shall apply mutatis mutandis to the Depository. (Amended by Act No. 5736, Feb. 1, 1999; Act No. 6176, Jan. 21, 2000)
         [This Article Wholly Amended by Act No. 5498, Jan. 8, 1998]


         SECTION 4 ORDER MATCHING COMPANY AND TRANSFER AGENT

ARTICLE 179 (ORDER MATCHING COMPANY)


         (1) Any person who may conduct the business of matching orders of sale and purchase transactions on the securities market shall be a stock company which obtains the license of the Financial Supervisory Commission. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998; Act No. 5736, Feb. 1, 1999; Act No. 5982, May 24, 1999)

         (2) Any person who obtained the license pursuant to paragraph (1) (hereinafter referred to as an "order matching company") may conduct the business of purchase and sale of securities which is necessary in performing the function of order matching on the securities market.

         (3) Any order matching company shall be subject to inspection by the Stock Exchange with respect to its business and properties.

         (4) The provisions of Articles 53, 149, 151 (1), 153, 154, 155 and 158
         shall apply mutatis mutandis to an order matching company. (Amended by Act No. 5498, Jan. 8, 1998)


ARTICLE 180 (TRANSFER AGENT)


         (1) A person who may conduct the business of changing entry in a register as an agent shall be a stock company registered with the Financial Supervisory Commission. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998; Act No. 5736, Feb. 1, 1999; Act No.
         5982, May 24, 1999)

         (2) A transfer agent may conduct business of paying dividends, interests and redemption in connection with securities and issuing securities as an agent. (Amended by Act No. 3541, Mar. 29, 1982; Act No. 5254, Jan. 13, 1997)

         (3) The provisions of Articles 53, 70-2 (4), 70-11, 149, 151 (1), 153,
         154, 155 (2), and 158 shall apply mutatis mutandis to a transfer agent. (Amended by Act No. 5736, Feb. 1, 1999)


ARTICLE 181 (LICENSE AND SUPERVISION OF OTHER ORGANIZATIONS RELATING TO SECURITIES)


         (1) Any person who intends to establish an organization which is composed of investors in securities, stock-listed corporations, or other persons prescribed by the Presidential Decree for the purpose of assuring public interest, protecting investors or maintaining orderly securities market, shall obtain the license of the Minister of Finance and Economy under the conditions as prescribed by the Presidential Decree. (Amended by Act No. 3541, Mar. 29, 1982; Act No. 5254, Jan. 13, 1997; Act No.
         5539, May 25, 1998; Act No. 5736, Feb. 1, 1999)

         (2) The provisions of Articles 53, 151 (1) and 168 shall apply mutatis mutandis to organizations relating to securities which are established with the license pursuant to paragraph (1). (Amended by Act No. 5254, Jan. 13, 1997)


         CHAPTER IX CONTROL OF LISTED CORPORATIONS, ETC.

         SECTION 1 DISCLOSURE BY LISTED CORPORATIONS, ETC.

ARTICLE 182

         Deleted. (by Act No. 5254, Jan. 13, 1997)


ARTICLES 183 THROUGH 185

         Deleted. (by Act No. 3541, Mar. 29, 1982)


ARTICLE 186 (DUTY OF REPORT AND DISCLOSURE OF LISTED CORPORATION, ETC.)

         (1) Where a listed corporation or an Association-registered corporation falls under any of the following subparagraphs, such corporation shall report to the Financial Supervisory Commission and the Stock Exchange or the Association such fact or the contents of a resolution adopted at the meeting of the board of directors under the conditions as prescribed by the Presidential Decree without delay: (Amended by Act No. 3541, Mar. 29, 1982; Act No. 3945, Nov. 28, 1987; Act No. 4701,
         Jan. 5, 1994; Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998;
         Act No. 5736, Feb. 1, 1999; Act No. 6176, Jan. 21, 2000; Act No. 6423,
         Mar. 28, 2001)

         1.Where any issued bill or check is dishonored, or when transaction with banks is suspended or prohibited;

         2.Where the business is suspended in part or in whole;

         3.Where a petition for the reorganization procedure of the corporation is filed or the reorganization thereof is virtually commenced pursuant to the provisions of relevant Act;

         4.Where there is a resolution of the board of directors with respect to changing the objective of business;

         5.Where it suffers enormous damages caused by a disaster;

         6.Where a lawsuit which may have great influence upon the listed securities or the securities registered with the Association is filed against it;

         7.Where any of the events referred to in Articles 374, 522, 527-2, 527-3 and 530-2 of the Commercial Act occurs;

         8.Where causes for dissolution pursuant to the provisions of relevant Act take place;

         9.Where there is a resolution of the board of directors with respect to increase or decrease of capital or the retirement of stocks;

         10.Where the operation is suspended or is unable to be continued due to special causes;

         11.Where a correspondent bank commences a control of the corporation concerned;

         12.Where there is a resolution of the board of directors, or a decision of the representative director or other person who is prescribed by the Presidential Decree with respect to the acquisition and disposal of the treasury stocks; and

         13.Where the fact, which is prescribed by the Presidential Decree as the matters having serious effects on the management and properties, etc. of corporation other than subparagraphs 1 through 12, occurs.

         (2) The Stock Exchange or the Association may, if it is necessary for the fair transaction of securities and the protection of investors, request a listed corporation or an Association-registered corporation to confirm as to whether a rumor and news concerning such listed corporation or such Association-registered corporation is true or not; and the Stock Exchange or the Association may, if the price or the trading volume of securities issued by the listed corporation or the Association-registered corporation is changed remarkably, request such corporation to disclose as to whether there is important information as prescribed in Article 188-2. In this case, the corresponding corporation shall comply with it without delay, except in case where it is difficult to make such disclosure due to other Acts and subordinate statutes, natural disaster and/or other reasons similar thereto. (Amended by Act No. 4469, Dec. 31, 1991; Act No. 6176, Jan. 21, 2000)

         (3) If a listed corporation or an Association-registered corporation fails to discharge faithfully the duty of report pursuant to paragraph
         (1) or to comply with a request for confirmation or disclosure pursuant to paragraph (2), the Stock Exchange or the Association shall notify it to the Financial Supervisory Commission so as to take a measure as prescribed in the provisions of Article 193. (Newly

         Inserted by Act No. 3945, Nov. 28, 1987; Act No. 4469, Dec. 31, 1991;
         Act No. 5498, Jan. 8, 1998; Act No. 6176, Jan. 21, 2000)

         (4) The provisions of Articles 8 (2) and 14 through 16 shall apply mutatis mutandis to the case of the report pursuant to the provisions of paragraph (1). (Newly Inserted by Act No. 5254, Jan. 13, 1997; Act No. 5736, Feb. 1, 1999)

         (5) Where the Financial Supervisory Commission, the Stock Exchange or the Association deems it necessary to promptly inform an investor of the contents of the matters listed in paragraph (1) 1, 3, 6, 8 and 11 and matters requested to be confirmed or disclosed under paragraph (2) as they threaten to have important effect on the investors' judgement to invest, it may request any administrative agency or other related agencies to provide or exchange necessary information pursuant to the Presidential Decree. In this case, the agency which has received such request shall cooperate with it unless there exists any special cause. (Newly Inserted by Act No. 5736, Feb. 1, 1999; Act No. 6176, Jan. 21,
         2000)


ARTICLE 186-2 (SUBMISSION OF ANNUAL BUSINESS REPORT, ETC.)


         (1) A stock-listed corporation, Association-registered corporation and/or corporations as prescribed by the Presidential Decree shall submit an annual business report to the Financial Supervisory Commission and, the Stock Exchange or the Association, as the case may be, within 90 days after the lapse of each business year: Provided, That the same shall not apply to the case as determined by the Presidential Decree. (Amended by Act No. 5498, Jan. 8, 1998)

         (2) The objective, trade name, contents of business and matters concerning finance of a corporation and other matters as prescribed by the Presidential Decree shall be stated in an annual business report under paragraph (1). (Amended by Act No. 5539, May 25, 1998; Act No. 6176, Jan. 21, 2000)

         (3) Where a corporation is subject to submission of a business report under paragraph (1) for the first time, it shall promptly (by the time limit for submission, where a corporation is subject to submission of an annual business report during the period to submit the business report referred to in paragraph (1)) submit the annual business report of the immediately preceding business year to the Financial Supervisory Commission and the Stock Exchange or the Association: Provided, That this shall not apply where the corporation has already disclosed the matters equivalent to the annual business report of the immediately preceding business year through a registration statement of securities, etc. (Amended by Act No. 5736, Feb. 1, 1999)

         (4) The annual business report pursuant to paragraph (1) shall be prepared in accordance with such method and form determined by the Financial Supervisory Commission by type and line of business. (Amended by Act No. 5423, Dec. 13, 1997; Act No. 5539, May 25, 1998; Act No.
         6176, Jan. 21, 2000)

         (5) Where a corporation which has to submit an annual business report pursuant to paragraph (1) is a company affiliated with a conglomerate which has to prepare conglomerate combined financial statements pursuant to Article 1-3 of the Act on External Audit of Stock Companies, it shall submit conglomerate combined financial statements as prescribed by subparagraph 3 of Article 1-2 of the same Act to the Financial Supervisory Commission and the Stock Exchange or the Association within six months from the end of a business year. (Newly Inserted by Act No.
         5736, Feb. 1, 1999)
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 186-3 (SUBMISSION OF SEMIANNUAL REPORT, ETC.)

         A corporation which is under obligation to submit an annual report pursuant to the provisions of Article 186-2 (1), shall submit a business report for 6 months from the beginning of a business year (hereinafter referred to as a "semiannual report") and business reports for 3 months and 9 months from the beginning of a business year (hereinafter referred to as "quarterly reports"), respectively, to the Financial Supervisory Commission and the Stock Exchange or the Association, as the case may be, within 45 days after the lapse of the period. (Amended by Act No. 5498, Jan. 8, 1998; Act No. 5736, Feb. 1,
         1999)
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 186-4 (SPECIAL TREATMENT CONCERNING FOREIGN CORPORATION, ETC.)

         Notwithstanding the provisions of Articles 186-2 and 186-3, different regulations, such as providing for different period of submission, etc., may apply with respect to a foreign corporation, etc. under the conditions as prescribed by the Presidential Decree.
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 186-5 (PROVISIONS APPLIED MUTATIS MUTANDIS)

         The provisions of Articles 8 (2), 11 (1) through (3), 14 through 16, 18, 19, and 20 shall apply mutatis mutandis to the annual business report, semiannual business report, and quarterly business report. (Amended by Act No. 5736, Feb. 1, 1999; Act No. 6176, Jan. 21, 2000)
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 187

         Deleted. (by Act No. 5254, Jan. 13, 1997)


         SECTION 2 PROHIBITION OF UNFAIR TRADE, ETC.

ARTICLE 188 (DISGORGEMENT OF SHORT-TERM SALES MARGIN OF INSIDER, ETC.)

         (1) Officers, employees or major stockholders (referring to those who hold stocks or contribution certificates of 10/100 or more of the total number of voting stocks issued or of the total amount of contributions for their own account regardless of the title thereof, and those who are prescribed by the Presidential Decree; hereinafter the same shall apply) of a stock-listed corporation or Association-registered corporation shall not sell certificates of stocks (including contribution certificates), convertible bonds, bonds with warrants, warrants and securities as prescribed by the Ordinance of the Ministry of Finance and Economy (hereinafter referred to as "stock certificates, etc.") of the corporation listed on the Stock Exchange or registered with the Association, unless they own the stock certificates, etc. (Amended by Act No. 4469, Dec. 31, 1991; Act No. 5254, Jan. 13, 1997;
         Act No. 5539, May 25, 1998; Act No. 5736, Feb. 1, 1999)

         (2) Where officers, employees or major stockholders of a stock-listed corporation or Association-registered corporation gain any profit by selling stock certificates, etc. of the corporation concerned within six months after purchasing them, or by purchasing such stock certificates within six months after selling them, the corporation concerned may request such officers, employees or major stockholders to give such profit to the corporation. In this case, necessary matters relating to standards for calculation of such profit and procedures for return, etc. shall be determined by the Presidential Decree. (Amended by Act No. 4469, Dec. 31, 1991; Act No. 5254, Jan. 13, 1997; Act No.
         5423, Dec. 13, 1997; Act No. 5539, May 25, 1998; Act No. 5736, Feb. 1,
         1999; Act No. 6176, Jan. 21, 2000)

         (3) Stockholders of the corporation concerned or the Securities Futures Commission may demand that such corporation make the request pursuant to the provisions of paragraph (2), and such stockholders or the Securities Futures Commission may, unless the corporation concerned makes such request within two months after the date on which such stockholders or the Securities Futures Commission have demanded such request, make such request by subrogating the corporation concerned. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998)

         (4) When stockholders or the Securities Futures Commission instituting a lawsuit according to the provisions of paragraph (3) wins the lawsuit, the Securities Futures Commission or such stockholders may claim the legal cost and other actual expenses actually incurred in the lawsuit against the corporation concerned. (Newly Inserted by Act No. 3541, Mar. 29, 1982; Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8,
         1998)

         (5) The right referred to in paragraphs (2) and (3) shall lapse, unless the right is exercised within two years after the date on which such profit is gained.

         (6) Any officer or major stockholder of a stock-listed corporation or Association-registered corporation shall report the situation of such stocks of the corporation concerned, held by him for his own account regardless of the title thereof to the Securities Futures Commission, and the Stock Exchange or the Association under the conditions as designated by the Presidential Decree within ten days after he becomes an officer or major stockholder; and if the number of stocks held by him is changed, he shall report such fact to the Securities Futures Commission and the Stock Exchange or the Association under the conditions as prescribed by the Presidential Decree within the 10th day of the month following the month in which the date on which such change occurs is included. (Amended by Act No. 4469, Dec. 31, 1991; Act No. 5254, Jan. 13, 1997; Act No. 5423, Dec. 13, 1997; Act No. 5498, Jan. 8,
         1998; Act No. 5539, May 25, 1998; Act No. 5736, Feb. 1, 1999; Act No.
         6176, Jan. 21, 2000)

         (7) The Securities Futures Commission and the Stock Exchange or the Association shall keep the report pursuant to paragraph (6), and shall make it available for public inspection. (Newly Inserted by Act No. 3541, Mar. 29, 1982; Act No. 4469, Dec. 31, 1991; Act No. 5498, Jan. 8,
         1998; Act No. 5736, Feb. 1, 1999)

         (8) The provisions of paragraph (2) shall not apply in such case as prescribed by the Presidential Decree taking into consideration of the nature of selling or purchasing which was carried out in the capacity of an officer, employee or major stockholder, and in such case where a major stockholder does not hold such capacity at a time when he sells or purchases stocks. (Amended by Act No. 4469, Dec. 31, 1991)

         (9) The provisions of paragraphs (2) and (3) shall apply mutatis mutandis to a securities company which makes arrangements for a public offering of new or outstanding securities or underwrites stocks issued by a stock-listed corporation or Association-registered corporation during the period as determined by the Presidential Decree. (Amended by Act No. 3945, Nov. 28, 1987; Act No. 4469, Dec. 31, 1991; Act No. 5254,
         Jan. 13, 1997; Act No. 5736, Feb. 1, 1999)


ARTICLE 188-2 (PROHIBITION OF USING UNDISCLOSED INFORMATION)


         (1) Any person who is informed of material information which is undisclosed to the public in relation with affairs, etc. of a listed corporation or Association-registered corporation (including corporations listed or registered with the Association within six months) in the course of performing his duties, from among those who fall under any of the following subparagraphs (including those for whom one year has not passed after they become not to fall under any of subparagraphs 1 through 5 of this paragraph), and those who are informed of such information from him, shall not use or have another person use the information in connection with sale and purchase or any other transaction of securities issued by the corporation concerned:
         (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5521, Feb. 24, 1998;
         Act No. 5736, Feb. 1, 1999)

         1.The corporation concerned and its officers, employees and agents;

         2.Major stockholders of the corporation concerned;

         3.A person who has the authority pursuant to Acts and subordinate statutes of license, authorization, direction, supervision or other authorities with respect to the corporation concerned;

         4.A person who entered into a contract with the corporation concerned; and

         5.An agent, employee, and other staff personnel of a person who falls under any of subparagraphs 2 through 4 (in case where a person who falls under any of subparagraphs 2 through 4 is a corporation, the officers, employees and agents of such corporation).

         (2) The term "material information which is undisclosed to the public" in paragraph (1) means information which may have important effect on investors' judgment on investment and is undisclosed yet to the public by the corporation concerned under the conditions as prescribed by the Ordinance of the Ministry of Finance and Economy from among any information on fact, etc. falling under any subparagraph of Article 186
         (1). (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25,
         1998)

         (3) The provisions of paragraphs (1) and (2) shall apply mutatis mutandis to the case of performing tender offer pursuant to Article 21. In this case, the term "the corporation concerned" in the main sentence of paragraph (1) shall be considered as the term "issuer of securities which are subject to tender offer"; the term "material information", as the term "information on carrying out or stopping tender offer"; and the term "the corporation concerned" in each subparagraph of paragraph
         (1), as the term "tender offerer". (Amended by Act No. 5254, Jan. 13,
         1997)
         [This Article Newly Inserted by Act No. 4469, Dec. 31, 1991]


ARTICLE 188-3 (LIABILITY FOR DAMAGES AGAINST USING UNDISCLOSED INFORMATION)


         (1) Any person who violates the provisions of Article 188-2, shall be liable for damages which a person who has made a purchase or sale of securities or other transaction suffers from that transaction.

         (2) The claim for damages pursuant to paragraph (1) shall be extinguished by prescription, unless a claimant exercises such claim for damages for one year after the claimant is informed of the fact that an act in violation of the provisions of Article 188-2 is committed or for three years after the offense takes place. (Amended by Act No. 5736, Feb. 1, 1999)
         [This Article Newly Inserted by Act No. 4469, Dec. 31, 1991]


ARTICLE 188-4 (PROHIBITION OF UNFAIR TRANSACTION SUCH AS MARKET MANIPULATION)


         (1) No person shall do any acts which fall under any of the following subparagraphs for the purpose of creating a misleading appearance of active trading or causing any person to make a false judgment with respect to the sale and purchase transaction of securities listed on the securities market or registered on the Association brokerage market:

         1.Selling securities after a person has conspired in advance with other person that other person purchases securities at the same time when the person sells securities and at the same price;

         2.Purchasing securities after a person has conspired in advance with other person that other person sells securities at the same time when the person purchases securities and at the same price;

         3.Making fictitious sale and purchase transaction which does not accompany the transfer of ownership in the securities transaction; and

         4.Entrusting or being entrusted with action as prescribed in subparagraphs 1 through 3 of this paragraph.

         (2) No person shall do any acts which fall under any of the following subparagraphs for the purpose of inducing the sale and purchase transaction of securities on the securities market or Association brokerage market:

         1.To effect, to entrust or to be entrusted with, alone or in conspiracy with other persons, sale and purchase transactions in the securities, creating a false or misleading appearance of active trading or making the price of such securities fluctuate;

         2.Disseminating the rumor that the price of concerned securities fluctuates by his or other person's manipulation; and

         3.Making willfully the representation which is false or misleading with respect to important matters in selling or purchasing the concerned securities.

         (3) No person shall effect, entrust or to be entrusted with, independently or jointly, the sale and purchase transaction of securities on the securities market or Association brokerage market, for the purpose of pegging or stabilizing price of securities in violation of the conditions as prescribed by the Presidential Decree.

         (4) With respect to purchase and sale or other transaction of securities, no person shall commit an act which falls under any of the following subparagraphs:

         1.Disseminating intentionally the false quotations or untrue facts or other rumors or using a deceptive scheme for the purpose of gaining unjust benefits; and

         2.Intending to gain money or other benefits which has property value by inducing misunderstanding of other persons, through false representation of any material fact or making use of document in which any fact required is omitted.
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 188-5 (LIABILITY FOR DAMAGES AGAINST MARKET MANIPULATION)

         (1) A person who violates the provisions of Article 188-4 shall be liable for damages which a person who has effected a sale and purchase transaction of securities or has entrusted such securities transaction at the price formed due to such violative act on the securities market or Association brokerage market suffers from such transaction or entrustment.

         (2) The claim for damages pursuant to paragraph (1) shall be extinguished by prescription, unless a claimant exercises such claim for damages for one year after the claimant is informed of the fact that an act in violation of the provisions of Article 188-4 is committed or for three years after the offense has taken place. (Amended by Act No. 5736, Feb. 1, 1999)
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


         SECTION 3 SPECIAL TREATMENT FOR LISTED CORPORATION, ETC.

ARTICLE 189 (RETIREMENT OF STOCKS)


         (1) Any stock-listed corporation or any Association-registered corporation may, if the articles of incorporation of such corporation provide that such corporation may retire its stocks based on a resolution of the board of directors under Article 434 of the Commercial Act as dividends for its stockholders, retire its stocks based on a resolution of the boards of directors except as otherwise provided for in the provisions of other Acts.

         (2) In the event that it is intended to retire stocks under paragraph
         (1), the board of directors shall vote on matters falling under each of the following subparagraphs. In this case, the stocks to be retired shall be limited to stocks acquired after a resolution of the board of directors:

         1.Kinds and numbers of stocks to be retired;

         2.Total value of stocks to be acquired for retirement; and

         3.Period for which it is intended to acquire stocks. In this case, such period shall expire prior to a regular general meeting of stockholders called for the first time after the resolution of the board of directors.

         (3) Any stock-listed corporation or any Association-registered corporation shall, if it acquires its stocks for the purpose of retiring such stocks under paragraph (1), acquire such stocks according to the standards falling under each of the following subparagraphs:

         1.The stocks shall be acquired according to the method of any subparagraph of Article 189-2 (1). In this case, where the stocks are acquired according to the method of subparagraph 1 of the same paragraph, the acquisition period therefor and method thereof shall be made to conform to the standards prescribed by the Presidential Decree; and

         2.The amount to be acquired for retiring stocks shall not exceed the amount prescribed by the Presidential Decree within limits of dividends available for stockholders at the end of the relevant business year under Article 462 (1) of the Commercial Act.

         (4) Any stock-listed corporation or any Association-registered corporation shall, if it retires its stocks under paragraph (1), report the matters of each subparagraph of paragraph (2) and the fact of retiring such stocks to a regular general meeting of stockholders called for the first time after a resolution of the board of directors with respect to the retirement of such stocks.

         (5) In the event that any stock-listed corporation or any Association-registered corporation acquires stocks and retires them in violation of the limits as prescribed in paragraph (3) 2, directors who vote for retiring such stocks at a meeting of the board of directors shall be jointly and severally liable for compensating for the value accruing from the acquisition of the stocks in excess of the limits: Provided, That the same shall not apply to a case where such directors prove that the stocks are acquired and retired in excess of the limits despite their reasonable care.
         [This Article Newly Inserted by Act No. 6423, Mar. 28, 2001]


ARTICLE 189-2 (ACQUISITION OF TREASURY STOCKS)


         (1) Any stock-listed corporation or any Association-registered corporation shall acquire treasury stocks (excluding the acquisition under the provisions of Article 341 of the Commercial Act) in a manner falling under any of the following subparagraphs under its name and for its own account. In this case, the acquisition amount shall be within the limit of allowing any dividend in accordance with the provisions of
         Article 462 (1) of the Commercial Act: (Amended by Act No. 6176, Jan. 21, 2000; Act No. 6423, Mar. 28, 2001)

         1.A manner in which the acquisition is made on the securities market or Association brokerage market; and

         2.A manner in which the open purchase is made in accordance with the provisions of Chapter IV.

         (2) Where a stock-listed corporation or an Association-registered corporation acquires treasury securities through money trust contract as determined by the Presidential Decree, an amount calculated according to what is prescribed by the Presidential Decree shall be deemed the acquisition amount as described in the provisions of the later part of paragraph (1). (Amended by Act No. 6176, Jan. 21, 2000)

         (3) Where a stock-listed corporation or an Association-registered corporation acquires the treasury stocks (including the conclusion of a trust contract, etc.; hereafter the same in this Article shall apply) pursuant to paragraphs (1) and (2) or intends to dispose of the treasury stocks acquired pursuant to paragraphs (1) and (2) (including the cancellation of a trust contract, etc.; hereafter the same in this Article shall apply), it shall report the matters relating to the acquisition or disposal of treasury stocks to the Financial Supervisory Commission and, the Stock Exchange, or the Association according to the criteria as prescribed by the Presidential Decree, such as necessary conditions and procedure, etc. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998; Act No. 5521, Feb. 24, 1998; Act No. 5736,
         Feb. 1, 1999; Act No. 6423, Mar. 28, 2001)

         (4) Where a stock-listed corporation or an Association-registered corporation acquires the treasury stocks in excess of the limit as referred to in paragraph (1) due to a reduction of the limit to distribute the dividend, the stock-listed corporation shall dispose of the excessive portion within such period as determined by the Presidential Decree from that day. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5539, May 25, 1998; Act No. 5736, Feb. 1, 1999; Act No.
         6423, Mar. 28, 2001)

         (5) The provisions of Articles 14 (1), 15, 16, 19 and 20 shall apply mutatis mutandis in the case of acquiring or disposing of the treasury stocks. (Newly Inserted by Act No. 5254, Jan. 13, 1997; Act No. 5736, Feb. 1, 1999)

         (6) The provisions of Article 341-2 (1) of the Commercial Act shall not apply to the case in which a stock-listed corporation or an Association-registered corporation acquires treasury securities pursuant to the provisions of paragraph (1). (Newly Inserted by Act No. 6176, Jan. 21, 2000)
         [This Article Newly Inserted by Act No. 4701, Jan. 5, 1994]

ARTICLE 189-3 (CAPITAL INCREASE BY PUBLIC OFFERING)


         (1) A stock-listed corporation or Association-registered corporation may issue new stocks by public offering as prescribed in the Presidential Decree by a resolution of the board of directors in accordance with the articles of association of the corporation. (Amended by Act No. 5736, Feb. 1, 1999)

         (2) In case where new stocks are issued by public offering pursuant to paragraph (1), the price of the new stocks shall not be less than the price calculated by the methods as prescribed by the Presidential Decree.
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 189-4 (STOCK OPTIONS)


         (1) Notwithstanding the provisions of Articles 340-2 through 340-5 of the Commercial Act, any stock-listed corporation or any Association-registered corporation shall offer newly issued stocks at the pre-set price to officers and employees of such corporation or its affiliated company as prescribed by the Presidential Decree (excluding any officer or employee prescribed by the Presidential Decree) who have contributed or are able to contribute to the establishment, management, overseas business, technological renovations, etc. of such corporation in compliance with a resolution (hereafter in this Article referred to as the "special resolution") adopted as prescribed by the articles of association in accordance with the provisions of Article 434 of the Commercial Act and grant such officers and employees the right to purchase its stocks (hereinafter referred to as the "stock option") in accordance with the provisions of this Article under the conditions as prescribed by the Presidential Decree. (Amended by Act No. 6176, Jan. 21, 2000; Act No. 6623, Jan. 26, 2002)

         (2) Any stock-listed corporation or any Association-registered corporation (hereinafter referred to as the "stock option granting corporation") that intends to grant the stock option shall enter matters falling under each of the following subparagraphs in its articles of association: (Amended by Act No. 6176, Jan. 21, 2000)

         1.The fact that the corporation may grant the stock option in certain cases;

         2.The types and total number of stocks to be issued through the exercise of the stock option;

         3.The qualifications of a person who is to be granted the stock option; and

         4.The fact that a corporation may cancel the stock option in certain cases.

         (3) Any stock option granting corporation may, if there is a special resolution containing matters falling under each of the following subparagraphs, grant stock option up to the limits prescribed by the Presidential Decree within the scope of 20/100 of the total number of stocks issued: Provided, That notwithstanding paragraph (1) and the main sentence of this paragraph, such corporation may offer such stock option up to the limits prescribed by the Presidential Decree within the scope of 10/100 of the total number of stocks issued according to a resolution that contains matters falling under each of the following subparagraphs and is adopted by the board of directors as prescribed by the articles of association: (Amended by Act No. 6423, Mar. 28, 2001)

         1.The names of persons who are to be granted the stock option;

         2.The method of granting the stock option;

         3.The matters concerning option prices of the stock option and adjustment thereof;

         4.The period for which the stock option is exercised; and

         5.The kinds and numbers of stocks to be offered by the exercise of the stock option to each of persons who are granted such stock option.

         (4) The stock option shall have the effect on a company that grants such stock option for a period ranging from the date of a resolution under paragraph (1) or the proviso of paragraph (3) to the date on which the exercise of the stock option prescribed by the relevant corporation in the articles of association expires. In this case, any person who is granted the stock option shall be allowed to exercise such stock option only after holding office or serving for not less than two years from the date of a resolution under paragraph (1) or the proviso of paragraph (3) save the case prescribed by the Ordinance of the Ministry of Finance and Economy. (Amended by Act No. 6423, Mar. 28,
         2001)

         (5) The stock option shall not be transferred to other persons:
         Provided, That when a person who has been granted the stock option dies, a successor of the person shall be deemed to be granted such option. (Amended by Act No. 6176, Jan. 21, 2000)

         (6) The provisions of Articles 340-3 (3) and 350 (2), the latter part of Article 350 (3), Articles 351 and 516-8 (1), (3), and (4), and the former part of Article 516-9 of the Commercial Act shall apply mutatis mutandis to the case in which new stocks are issued as a result of the exercise of the stock option. (Amended by Act No. 6176, Jan. 21, 2000)

         (7) The Financial Supervisory Commission may give necessary recommendations to a stock option granting corporation under the conditions as determined by the Presidential Decree. (Amended by Act No. 5498, Jan. 8, 1998; Act No. 6176, Jan. 21, 2000)

         (8) A stock option granting corporation shall, when making a resolution pursuant to paragraph (1), report such fact to the Financial Supervisory Commission and the Stock Exchange or the Association under the conditions as prescribed by the Presidential Decree, and the Financial Supervisory Commission and the Stock Exchange or the Association shall keep the content of such resolution to make it available for public inspection during the period from the date of report to the end of duration of stock option. (Amended by Act No. 5498, Jan. 8, 1998; Act No. 6176, Jan. 21, 2000)

         (9) Matters necessary for stock option other than those provided in paragraphs (1) through (8) shall be determined by the Presidential Decree. (Newly Inserted by Act No. 5423, Dec. 13, 1997; Act No. 6176, Jan. 21, 2000)

         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 190 (MERGER WITH STOCK-LISTED CORPORATION OR ASSOCIATION-REGISTERED CORPORATION)

         In the event that any corporation that is neither a stock-listed corporation nor an Association-registered corporation intends to merge with a stock-listed corporation or an Association-registered corporation, any approval therefor of a general meeting of stockholders under Article 522 of the Commercial Act shall not take effect unless it is made after two months from the date on which the relevant corporation has registered under Article 3. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5521, Feb. 24, 1998; Act No. 5736, Feb. 1, 1999;
         Act No. 6423, Mar. 28, 2001)


ARTICLE 190-2 (MERGER, ETC.)


         (1) Any stock-listed corporation or any Association-registered corporation shall, where it intends to merge with other corporations, report to the Financial Supervisory Commission and the Stock Exchange or the Association. In this case, the stock-listed corporation or Association-registered corporation shall report the matters relating to the merger according to standards for merger conditions such as the requirements and procedures as prescribed by the Presidential Decree. (Amended by Act No. 5736, Feb. 1, 1999; Act No. 6423, Mar. 28, 2001)

         (2) The provisions of paragraph (1) shall apply mutatis mutandis where a stock-listed corporation or Association-registered corporation intends to split or merge by split-off, or to transfer or take over important business as prescribed by the Presidential Decree. (Amended by Act No. 5736, Feb. 1, 1999)

         (3) The provisions of Articles 8 (2), 14 through 16, 19 and 20 shall apply mutatis mutandis in the case of report under paragraphs (1) and
         (2). (Amended by Act No. 5736, Feb. 1, 1999)
         [This Article Wholly Amended by Act No. 5254, Jan. 13, 1997]


ARTICLE 191 (APPRAISAL RIGHTS OF STOCKHOLDERS)


         (1) A stockholder (including stockholders who have non-voting rights pursuant to Article 370 (1) of the Commercial Act; hereafter the same shall apply in this Article) who opposes a resolution made at the meeting of the board of directors of a stock-listed corporation or an Association-registered corporation with regard to the matters under Articles 360-3, 360-9, 360-16, 374, 522, 527-2 and 530-3 of the
         Commercial Act (limited to a merger by split-off referred to in Article 530-2 of the said Act) may demand of the corporation concerned the purchase of the stocks that he owns within twenty days after the date on which such resolution is made at the general meeting of stockholders (after the date on which two weeks have passed since the public notice or notification referred to in Articles 360-9 (2) and 527-2 (2) of the Commercial Act for stockholders of a company to become a complete subsidiary under Article 360-9 of the said Act and stockholders of a company to be extinguished under Article 527-2 of the said Act) by a written request in which class and number of stocks are stated, only in case where he has made written notification that he opposes the resolution of the corporation concerned prior to the general meeting of stockholders (within two weeks from the date on which a public notice or notification is made under Articles 360-9 (2) and 527-2 (2) of the Commercial Act for stockholders of a company to become a complete subsidiary under Article 360-9 of the same Act and stockholders of a company to be extinguished under Article 527-2 of the same Act). (Amended by Act No. 4469,

         Dec. 31, 1991; Act No. 4701, Jan. 5, 1994; Act No. 5254, Jan. 13, 1997;
         Act No. 5736, Feb. 1, 1999; Act No. 6423, Mar. 28, 2001; Act No. 6623,
         Jan. 26, 2002)

         (2) A stock-listed corporation or an Association-registered corporation which has received a demand pursuant to paragraph (1) shall purchase the stocks concerned within one month after the expiration of the period for demand for purchase. (Amended by Act No. 5736, Feb. 1, 1999)

         (3) The purchase price under paragraph (2) shall be determined by consultation between the stockholder concerned and the corporation concerned: Provided, That the purchase price shall, where a purchase agreement has not been reached among them, be an amount calculated through the methods as determined by the Presidential Decree based on transaction price of the stocks concerned traded on the securities market or Association brokerage market prior to the date on which a resolution by the board of directors is made, and where the corporation concerned or the stockholders holding 30/100 or more of total number of stocks subject to such purchase object to this purchase price, the Financial Supervisory Commission may adjust it. In this case, an application for adjusting purchase price shall be made not later than ten days prior to the date on which such a purchase is to be finalized pursuant to paragraph (2). (Amended by Act No. 5498, Jan. 8, 1998; Act No. 5736, Feb. 1, 1999; Act No. 6423, Mar. 28, 2001)

         (4) Any stock-listed corporation or any Association-registered corporation shall, where it purchases stocks pursuant to paragraph (1), dispose of them within a period as prescribed by the Presidential
         Decree: Provided, That in the event that it is intended to retire stocks with dividends to be offered to stockholders, such stocks shall be retired in accordance with Article 189 (excluding the latter part other than each subparagraph of paragraph (2) of the same Article and paragraph (3) 1 of the same Article). In this case, in the application of paragraph (2) 2 of the same Article, "the total value of stocks to be acquired for retirement" shall be read "the total value of stocks to be retired," in the application of paragraph (2) 3 of the same Article, "the period for which it is intended to acquire stocks. In this case, the period" shall be read "the date on which it is intended to retire stocks. In this case, the date", and in the application of paragraph (3) 2 of the same Article, "the amount to be acquired for retirement" shall be read "the total value of stocks to be retired," respectively. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 6423, Mar. 28, 2001)

         (5) Where any stock-listed corporation or any Association-registered corporation makes notification or public notice for the convocation of a general meeting of stockholders in order to resolve the matters prescribed in Articles 360-3, 360-16, 374, 522 and 530-3 of the Commercial Act (limited to merger by split-off referred to in Article 530-2 of the said Act) or makes notification or public notice pursuant to Articles 360-9 (2) and 527-2 (2) of the same Act, under the conditions as prescribed by Article 363 of the same Act, it shall specify the contents and exercising methods of appraisal rights of stockholders pursuant to paragraph (1). In this case, the stock-listed corporation or Association-registered corporation shall notify stockholders having no voting rights pursuant to Article 370 (1) of the same Act or give a public notice thereof to them. (Newly Inserted by Act No. 3945, Nov. 28, 1987; Act No. 4701, Jan. 5, 1994; Act No. 5254,
         Jan. 13, 1997; Act No. 5736, Feb. 1, 1999; Act No. 6423, Mar. 28, 2001;
         Act No. 6623, Jan. 26, 2002)
         [This Article Wholly Amended by Act No. 3541, Mar. 29, 1982]


ARTICLE 191-2 (SPECIAL CASES FOR NONVOTING STOCKS)


         (1) In applying the limit on the number of nonvoting stocks pursuant to
         Article 370 (2) of the Commercial Act, where a stock-listed corporation (including a corporation which makes a public offering of new or outstanding stocks for the purpose of listing them initially) or an Association-registered corporation (including a corporation which makes a public offering of new or outstanding stocks for the purpose of trading them initially on the Association brokerage market) falls under any of the following subparagraphs, the nonvoting stocks issued by such corporation shall not be counted in the calculation of the limit:
         (Amended by Act No. 5423, Dec. 13, 1997; Act No. 5498, Jan. 1998; Act No. 5539, May 25, 1998; Act No.

         5736, Feb. 1, 1999)

         1.In case where such corporation issues stocks in a foreign country as prescribed by the Ordinance of the Ministry of Finance and Economy or issues stocks as a result of the excercise of the rights upon convertible bonds, bonds with warrants or any other certificates or instruments related to stocks issued in a foreign country; and

         2.In case where a corporation which is deemed necessary to issue nonvoting stocks in the public interest by the Financial Supervisory Commission and satisfies the criteria as prescribed by the Presidential Decree from among corporations carrying on an industry important for the national economy, such as the national key industry, issues stocks.

         (2) The aggregate number of nonvoting stocks falling under any subparagraph of paragraph (1) and those pursuant to Article 370 (2) of the Commercial Act shall not exceed 1/2 of the total number of issued and outstanding stocks.

         (3) A corporation of which the total number of nonvoting stocks exceeds 1/4 of the total number of issued and outstanding stocks may issue nonvoting stocks within the ratio, by means of exercising preemptive right, capitalization of reserve or stock dividend, etc., as determined by the Presidential Decree. (Amended by Act No. 5423, Dec. 13, 1997; Act No. 5539, May 25, 1998; Act No. 6176, Jan. 21, 2000)
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 191-3 (SPECIAL TREATMENT OF STOCK DIVIDEND)


         (1) Notwithstanding the proviso of Article 462-2 (1) of the Commercial Act, a stock-listed corporation or Association-registered corporation may make a dividend by newly issued stocks up to the limit of the total amount of dividend: Provided, That in case where the current price of concerned stock is less than par value thereof, the same shall not apply. (Amended by Act No. 5736, Feb. 1, 1999)

         (2) The method calculating the price of stock pursuant to the proviso of paragraph (1) shall be prescribed by the Presidential Decree. [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 191-4 (ISSUANCE OF NEW TYPE CORPORATE BONDS)


         (1) A stock-listed corporation or Association-registered corporation may issue new type of bonds which are different from those under Articles 513 (1) and 516-2 (1) of the Commercial Act, such as bonds entitled to participate in dividend, bonds with rights to demand an exchange with stocks or other securities, or other bonds as prescribed by the Presidential Decree. (Amended by Act No. 5736, Feb. 1, 1999)

         (2) Necessary matters such as contents and issuance method of bonds issued pursuant to the provisions of paragraph (1) shall be prescribed by the Presidential Decree.
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 191-5 (SPECIAL TREATMENT OF ISSUANCE OF BONDS)

         The amount corresponding to the portion with respect to which the conversion to stocks or the exercise of preemptive right is possible, of convertible bonds or bonds with warrants which are issued by a stock-listed corporation or Association-registered corporation, shall not be subject to the limits of the issuance of bonds pursuant to the provisions of Article 470 of the Commercial Act. (Amended by Act No. 5736, Feb. 1, 1999)
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]

ARTICLE 191-6 (SPECIAL TREATMENT OF DIVIDEND BY PUBLIC CORPORATION)


         (1) In paying dividend of profits or interests, a public corporation (this refers to a public corporation pursuant to the provisions of Article 199 (2)) may, notwithstanding the provisions of Article 464 of the Commercial Act, pay all or part of dividend to which the Government is entitled to persons who fall under any of the following subparagraphs from among stockholders of the concerned corporation under the conditions as prescribed by the Presidential Decree:

         1.Employees who are members of an employee stock ownership association of the corporation which issued the stocks concerned; and

         2.Any person as prescribed by the Presidential Decree, taking into consideration a level of yearly income and amount of property owned.

         (2) In capitalizing all or a part of reserve, a public corporation may, notwithstanding the provisions of Article 461 (2) of the Commercial Act, issue stocks to which the Government is entitled in whole or in part, to stockholders who hold stocks issued by the public corporation for a period as prescribed by the Presidential Decree.
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 191-7 (PREFERENTIAL ALLOCATION TO MEMBER OF EMPLOYEE STOCK OWNERSHIP ASSOCIATION)


         (1) In case where a stock-listed corporation or a corporation which intends to list stocks publicly offers or sells its stocks, member of employee stock ownership association of such corporation shall have the right to be allocated preferentially with stocks within the limit of 20/100 of the total number of stocks to be offered or sold: Provided, That in case where it falls under any of the following subparagraphs, this shall not apply: (Amended by Act No. 5559, Sep. 16, 1998)

         1.A case where a corporation as prescribed by the Presidential Decree from among foreign-invested enterprises pursuant to the Foreign Investment Promotion Act issues stocks; and

         2.Other case prescribed by the Presidential Decree as the case where preferential allocation to member of employee stock ownership association is difficult.

         (2) In case where the number of stocks owned by members of employee stock ownership association is more than 20/100 of the total number of stocks issued newly and stocks to have been issued already, paragraph
         (1) shall not apply.

         (3) The Minister of Finance and Economy may determine the criteria necessary for the stock dividend for member of employee stock ownership association pursuant to paragraph (1) and for the disposal of such stocks. (Amended by Act No. 5539, May 25, 1998)
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 191-8 (PAYMENT OF DEPOSIT WITH LISTED SECURITIES, ETC.)


         (1) Deposit or deposit money as prescribed by the Presidential Decree from among those which are to be paid to the State, a local government or a government-invested institution pursuant to the Framework Act on the Management of Government-Invested Institutions (hereinafter referred to as a "government-invested institution") may be paid with listed securities (including securities registered in the Association pursuant to Article 172-2; hereafter the same shall apply in this Article). (Amended by Act No. 5736, Feb. 1, 1999)

         (2) The State, a local government or a government-invested institution may not refuse the payment with listed securities pursuant to paragraph
         (1).

         (3) The listed securities which are eligible for a payment to the State, local government or government-invested institution pursuant to paragraph (1) and the valuation standard of such securities, shall be prescribed by the Presidential Decree.
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 191-9

         Deleted. (by Act No. 6176, Jan. 21, 2000)


ARTICLE 191-10 (PUBLIC NOTICE ON CONVOCATION OF GENERAL MEETING)


         (1) In case where a stock-listed corporation or Association-registered corporation convenes a general meeting of stockholders, with respect to stockholders who hold stocks not more than the number as prescribed by the Presidential Decree, the notice of convocation pursuant to Article 363 (1) of the Commercial Act may be substituted by determining the date of a general meeting of stockholders under the conditions as prescribed by the articles of association of the corporation and giving twice or more public notices to the effect that the such corporation convenes the general meeting of stockholders and the subject matters of that meeting on two or more daily newspapers not later than two weeks before the date of the general meeting of stockholders. (Amended by Act No. 5736, Feb. 1, 1999)

         (2) In the event that any stock-listed corporation or any Association-registered corporation serves a convocation notice to each of the stockholders under Article 363 (1) of the Commercial Act or makes the public notice thereof under paragraph (1) for the purpose of holding a general meeting of stockholders to select and appoint directors, such stock-listed corporation or such Association-registered corporation shall notify each of the stockholders of names and brief personal records of candidates for such directors, persons who recommend such candidates and other matters concerning such candidates prescribed by the Presidential Decree or publish them. (Amended by Act No. 6423, Mar. 28, 2001)

         (3) In the event that any stock-listed corporation or any Association-registered corporation serves the convocation notice of a general meeting of stockholders on each of the stockholders or makes a public notice thereof, such stock-listed corporation or such Association-registered corporation shall notify each of the stockholders of matters falling under each of the following subparagraphs or publish such matters: Provided, That the stock-listed corporation or the Association-registered corporation may run such matters on the information communications network and offer such matters for public perusal in places prescribed by the Ordinance of the Ministry of Finance and Economy in lieu of the notice and publication:
         (Newly Inserted by Act No. 6423, Mar. 28, 2001)

         1.Matters concerning the attendance rates of outside directors and other non-standing directors at meetings of board of directors, details of their activities such as pros and cons over the agendas of meetings of the board of directors and their remunerations;

         2.Matters prescribed by the Presidential Decree from among details of transactions with the biggest stockholder, etc. under Article 191-19; and

         3.Management reference matters prescribed by the Presidential Decree such as the outline of the business, current operations.
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 191-11 (APPOINTMENT AND DISMISSAL OF AUDITOR)


         (1) In case where the total number of voting stocks of a stock-listed corporation or Association-registered corporation owned by the biggest stockholder and his specially related persons and/or other persons as prescribed by the Presidential Decree exceeds 3/100 of the total number of issued voting stocks of such corporation (in case where the articles of association of the corporation designates a ratio lower than 3/100, such ratio shall apply), such stockholders shall not exercise the voting rights of stocks exceeding the ratio in case of the appointment or dismissal of an auditor or a member of the inspection committee (limited to any member who is not an outside director). (Amended by Act No. 5736, Feb. 1, 1999; Act No. 6176, Jan. 21, 2000)

         (2) A stock-listed corporation or Association-registered corporation shall, in case where it proposes the appointment of an auditor or the determination of remuneration for auditor as the subject matter of the general meeting of stockholders, propose and resolve that subject matter separately from the appointment of director or for the determination of remuneration for director. (Amended by Act No. 5736, Feb. 1, 1999)

         (3) The auditor or inspection committee of a stock-listed corporation or Association-registered corporation may, notwithstanding Article 447-4 (1) of the Commercial Act, submit an auditing report to directors not later than one week before the date of the general meeting of stockholders. (Amended by Act No. 5736, Feb. 1, 1999; Act No. 6176, Jan. 21, 2000)
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 191-12 (QUALIFICATIONS FOR AUDITOR)


         (1) A stock-listed corporation or Association-registered corporation as prescribed by the Presidential Decree, shall appoint one or more standing auditors: Provided, That the same shall not apply to the case in which the inspection committee is established in accordance with this Act or other Acts. (Amended by Act No. 5736, Feb. 1, 1999; Act No. 6176, Jan. 21, 2000)

         (2) Deleted. (by Act No. 5736, Feb. 1, 1999)

         (3) A person who falls under any of the following subparagraphs shall not be a standing auditor of a stock-listed corporation or Association-registered corporation, and any auditor of a stock-listed corporation who falls under any of the following subparagraphs shall lose his office: (Amended by Act No. 5736, Feb. 1, 1999)

         1.A minor, an incompetent, or a quasi-incompetent;

         2.A bankrupt who has not been reinstated yet;

         3.A person who has been sentenced to imprisonment without prison labor or a heavier punishment and for whom two years has not elapsed since the execution of such punishment was terminated or since the final judgment was rendered that the punishment on him would not be executed;

         4.A person who was discharged or dismissed from a stock-listed corporation or Association-registered corporation under this Act and for whom two years has not elapsed since the date of such discharge or dismissal;

         5.A major stockholder of the corporation concerned;

         6.A full-time officer or employee of the corporation concerned or a person who has been a full-time officer or employee thereof in the last two years; and

         7.A person who is capable of having influence on the management of the corporation concerned other than those under subparagraphs 5 and 6 and who is prescribed by the Presidential Decree.
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 191-13 (EXERCISE OF MINORITY STOCKHOLDERS' RIGHTS)


         (1) Any person who has been holding 1/10,000 or more of the total number of outstanding stocks issued by a stock-listed corporation or an Association-registered corporation for six months under the conditions as prescribed by the Presidential Decree may exercise his right as a stockholder prescribed in Article 403 of the Commercial Act (including where it is applicable mutatis mutandis under Articles 324, 415, 424-2, 467-2, and 542 of the Commercial Act). (Amended by Act No. 5539, May 25, 1998; Act No. 5736, Feb. 1, 1999)

         (2) Any person who has been holding 50/100,000 or more (in case of a corporation prescribed by the Presidential Decree, 25/100,000 or more) of the total number of outstanding stocks issued by a stock-listed corporation or an Association-registered corporation for 6 months under the conditions as prescribed by the Presidential Decree may exercise his right as a stockholder prescribed in Article 402 of the Commercial Act. (Amended by Act No. 6423, Mar.
         28, 2001)

         (3) Any person who has been holding 10/10,000 or more (in case of a corporation prescribed by the Presidential Decree, 5/10,000 or more) of the total number of outstanding stocks issued by a stock-listed corporation or an Association-registered corporation for 6 months under the conditions as prescribed by the Presidential Decree may exercise his right as a stockholder under Article 466 of the Commercial Act. (Amended by Act No. 5736, Feb. 1, 1999; Act No.
         6423, Mar. 28, 2001)

         (4) Any person who has been holding stocks 50/10,000 or more (in case of a corporation prescribed by the Presidential Decree, 25/10,000 or more) of the total number of outstanding stocks issued by a stock-listed corporation or an Association-registered corporation for 6 months under the conditions as prescribed by the Presidential Decree may exercise his right as a stockholder under Articles 385 (including a case where it is applicable mutatis mutandis in Article 415 of the Commercial Act) and 539 of the Commercial Act. (Newly Inserted by Act No. 6423, Mar. 28, 2001)

         (5) Any person who has been holding 30/1000 or more (in case of a corporation as prescribed by the Presidential Decree, 15/1000 or more) of the total number of outstanding stocks issued by a stock-listed corporation or an Association-registered corporation for six months under the conditions as prescribed by the Presidential Decree may exercise his right as a stockholder prescribed in Articles 366 and 467 of the Commercial Act. In this case, when a person exercises his right as a stockholder prescribed in Article 366 of the Commercial Act, the number of stocks shall be calculated based on voting stocks. (Amended by Act No. 5736, Feb. 1, 1999)

         (6) When a stockholder pursuant to paragraph (1) of this Article institutes a lawsuit as prescribed in Article 403 of the Commercial Act (including where it is applicable mutatis mutandis under Articles 324, 415, 424-2, 467-2 and 542 of the Commercial Act) and wins such lawsuit, the stockholder may request the company concerned to pay the cost of the lawsuit and other costs resulting from such lawsuit.
         [This Article Wholly Amended by Act No. 5521, Feb. 24, 1998]


ARTICLE 191-14 (STOCKHOLDER'S PROPOSAL)


         (1) A person who has been holding 10/1000 or more (in case of a corporation as prescribed by the Presidential Decree, 5/1000 or more) of the total number of issued and outstanding stocks of a stock-listed corporation or Association-registered corporation for six months under the Presidential Decree, may propose to the directors that such directors make certain matters as the subject matters of the general meeting of stockholders under the conditions as prescribed by the Presidential Decree (hereinafter referred to as a "stockholder's proposal"). (Amended by Act No. 5736, Feb. 1, 1999)

         (2) Any person who makes a stockholder's proposal pursuant to the provisions of paragraph (1) may ask directors to enter the summary of his proposal in a publication and a notice thereof in accordance with the provisions of Article 363 of the Commercial Act in addition to matters to be put on the agenda of a general meeting of stockholders on the conditions as prescribed by the Presidential Decree. (Newly Inserted by Act No. 6176, Jan. 21, 2000)

         (3) The board of directors shall submit stockholder's proposal before the general meeting of stockholders as the subject matters thereof, except in the case where the contents of the stockholder's proposal violate Acts and subordinate statutes or the articles of association or in the case as prescribed by the Presidential Decree, and in case where there is a demand of a person who makes stockholder's proposal, the board of directors shall give him an opportunity to explain the concerned proposal in the general meeting of stockholders.
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 191-15 (SPECIAL CASES FOR ISSUANCE BELOW PAR VALUE)


         (1) Notwithstanding the provisions of Article 417 of the Commercial Act, any stock-listed corporation or any Association-registered corporation may issue stocks below par value subject to a resolution of the general meeting of stockholders under Article 434 of the Commercial Act without authorization of a court: Provided, That this shall not apply where the corporation concerned fails to complete a redemption under Article 455 (2) of the Commercial Act. (Amended by Act No. 6423, Mar. 28, 2001)

         (2) The minimum issue value for stocks shall be determined by a resolution of the general meeting of stockholders under paragraph (1). In this case, the minimum issue value shall not be lower than price calculated according to the methods as determined by the Presidential Decree.

         (3) Except as otherwise determined by the general meeting of stockholders, stocks under paragraph (1) shall be issued within one month from the date on which a resolution of the general meeting of stockholders is made.
         [This Article Newly Inserted by Act No. 5736, Feb. 1, 1999]

ARTICLE 191-16 (APPOINTMENTS OF OUTSIDE DIRECTORS)


         (1) Any stock-listed corporation or any Association-registered corporation prescribed by the Presidential Decree shall make the number of outside directors not less than one fourth of total number of its directors: Provided, That any stock-listed corporation or any Association-registered corporation prescribed by the Presidential Decree shall have not less than three outside directors, but make the number of such outside directors not less than half of total number of its directors. (Amended by Act No. 6423, Mar. 28, 2001)

         (2) The provisions of paragraph (1) shall not apply to any stock-listed corporation or any Association-registered corporation that is a mutual fund incorporated pursuant to the Mutual Fund Act and any other stock-listed corporation or any other Association-registered corporation prescribed by the Presidential Decree. (Amended by Act No. 6423, Mar. 28, 2001)

         (3) The provisions of Article 54-5 (4) and (5) shall apply mutatis mutandis to any outside director of a stock-listed corporation or an Association-registered corporation referred to in paragraph (1) and the provisions of Article 54-5 (2) and (3) shall apply mutatis mutandis to the stock-listed corporation or the Association-registered corporation referred to in the proviso of paragraph (1). (Amended by Act No. 6423, Mar. 28, 2001)

         (4) Any non-standing or outside director appointed under the Act on the Improvement of Managerial Structure and Privatization of Public Enterprises, the Banking Act and other Acts shall be deemed an outside director appointed under this Act.

         (5) Any director of a stock-listed corporation or an Association-registered corporation may seek assistance from experts at the expense of his company according to a resolution of the board of directors. (Newly Inserted by Act No. 6423, Mar. 28, 2001)

         (6) Where any stock-listed corporation or any Association-registered corporation appoints any outside director or dismisses him or any outside director resigns prior to the expiration of his term of office, such stock-listed corporation or such Association-registered corporation shall file a report thereof with the Financial Supervisory Commission and the Stock Exchange or the Association by the day following the day on which such appointment, dismissal or resignation occurs. (Amended by Act No. 6423, Mar. 28, 2001)
         [This Article Newly Inserted by Act No. 6176, Jan. 21, 2000]


ARTICLE 191-17 (INSPECTION COMMITTEE)


         (1) Any stock-listed corporation or any Association-registered corporation prescribed by the Presidential Decree shall establish an inspection committee. (Amended by Act No. 6423, Mar. 28, 2001)

         (2) The provisions of Article 54-6 (2) through (6) shall apply mutatis mutandis to the composition of the inspection committee referred to in paragraph (1). (Amended by Act No. 6423, Mar. 28, 2001) [This Article Newly Inserted by Act No. 6176, Jan. 21, 2000]


ARTICLE 191-18 (SPECIAL CASES FOR CUMULATIVE VOTE)


         (1) In the event that a general meeting of stockholders is called for the purpose of selecting and appointing not less than two directors, notwithstanding Article 382-2 (1) of the Commercial Act, any stockholder holding stocks equivalent to not less than 1/100 of the total number of stocks issued, with the exception of non-voting stocks of any stock-listed corporation or any Association-registered corporation under the proviso of Article 191-16 (1), may apply to the relevant corporation for selecting and appointing such directors in a cumulative vote manner, except as otherwise provided for in the articles of association.

         (2) In the event that any stock-listed corporation or any Association-registered corporation referred to in paragraph (1) intends to preclude the cumulative vote in the articles of association or to change the articles of association for such preclusion, any stockholder holding stocks in excess of 3/100 (if the percentage is set lower than it by the articles of association, such percentage shall be applied) of the total number of stocks issued, with the exception of non-voting stocks, shall be prohibited from exercising his voting right on the stocks held in excess.

         (3) In the event that any stock-listed corporation or any Association-registered corporation referred to in paragraph (1) intends to put on the agenda of a general meeting of stockholders the question of whether to change the articles of association for precluding the cumulative vote referred to in paragraph (2), such stock-listed corporation or such Association-registered corporation shall put such question on the agenda separately from other agenda relating to a change in the articles of association for other matters and resolve on changing the articles of association.
         [This Article Newly Inserted by Act No. 6423, Mar. 28, 2001]


ARTICLE 191-19 (TRANSACTIONS WITH BIGGEST STOCKHOLDER, ETC. OF MAJOR STOCK-LISTED CORPORATION AND MAJOR ASSOCIATION-REGISTERED CORPORATION)


         (1) In the event that any corporation prescribed by the Presidential Decree from among stock-listed corporations and Association-registered corporations intends to execute transactions falling under any of the following subparagraphs with the biggest stockholder (including any person specially related to him) of such corporation and any specially related person, such corporation shall obtain approval therefor from the board of directors and report matters prescribed by the Presidential Decree in connection with such transactions to a regular general meeting of stockholders called for the first time after the board of directors resolves on such approval:

         1.The scale of the single transaction runs in excess of the scale prescribed by the Presidential Decree in terms of the total amount of assets or the total amount of sales; and

         2.The total amount of the transactions executed with a specified person during the current business year runs in excess of the scale prescribed by the Presidential Decree.

         (2) Notwithstanding the provisions of paragraph (1), any transactions falling under any of the following subparagraphs, including the normal transactions executed according to the business line of the relevant corporation, may be carried out without obtaining approval therefor from the board of directors and details of the transaction falling under subparagraph 2 shall not be required to be reported to a general meeting of stockholders:

         1.In the event that the relevant corporation is a financial institution, the transaction that is ordinarily executed according to the contractual terms and conditions under Article 11-2 (4) of the Monopoly Regulation and Fair Trade Act and in conformity with the standards prescribed by the Presidential Decree; and

         2.The transaction that is executed within the total amount approved by the board of directors.
         [This Article Newly Inserted by Act No. 6423, Mar. 28, 2001]


ARTICLE 192 (STANDARDS FOR FINANCIAL MANAGEMENT OF STOCK-LISTED CORPORATION,
ETC.)


         (1) The Financial Supervisory Commission may, for the protection of investors and the establishment of a fair transaction order, prescribe the standards for financial management of any stock-listed corporation or any Association-registered corporation and may give necessary recommendation, with respect to the matters falling under any of the following subparagraphs on the conditions as prescribed by the Presidential Decree: (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998; Act No. 6176, Jan. 21, 2000)

         1.Matters relating to requirements for paid-in capital increase;

         2.Matters relating to reserves for improvement of financial structure;

         3.Matters relating to dividend;

         4.Matters relating to the issue of oversea securities prescribed by the Presidential Decree; and

         5.Other matters that are corresponding to subparagraphs 1 through 4 and prescribed by the Presidential Decree.

         (2) Any stock-listed corporation or any Association-registered corporation shall act in accordance with the standards for financial management referred to in paragraph (1). (Amended by Act No. 5254, Jan. 13, 1997; Act No. 6423, Mar. 28, 2001)


ARTICLE 192-2

         Deleted. (by Act No. 5591, Dec. 28, 1998)


ARTICLE 192-3 (SPECIAL CASES ON DIVIDENDS)


         (1) A stock-listed corporation or Association-registered corporation which sets the term for the settlement of accounts as once per year may pay profit dividends in cash (hereinafter referred to as "interim dividends") through a resolution of the board of directors to the stockholders as of the date only once during a business year by fixing a given date under the conditions as determined by the articles of association. (Amended by Act No. 5591, Dec. 28, 1998)

         (2) A resolution of the board of directors described in paragraph (1) shall be made not later than 45 days after a given date referred to in paragraph (1).

         (3) The interim dividends referred to in paragraph (1) shall be paid not later than one month after the date on which a resolution of the board of directors has been made: Provided, That this shall not apply in case where the articles of association otherwise provide the time of paying interim dividends.

         (4) The interim dividends shall be within the limit of the amount obtained by deducting the following from the amount of net property in a balance sheet in the immediately preceding term for the settlement of accounts:

         1.The amount of capital in the immediately preceding term for the settlement of accounts;

         2.The total amount of capital surplus reserve and earned surplus reserve accumulated until the immediately preceding term for the settlement of accounts;

         3.The amount determined to pay profits at a regular general meeting of stockholders in the immediately preceding term for the settlement of accounts; and

         4.The earned surplus reserve to be accumulated in the term for the settlement of accounts pursuant to interim dividends.

         (5) Where the net amount of property in a balance sheet in the term for the settlement of accounts is likely to fall short of the total amount listed in subparagraphs of Article 462 (1) of the Commercial Act, no interim dividends shall be paid.

         (6) Where the net amount of property in a balance sheet in the term for settlement of accounts falls short of the total amount listed in subparagraphs of Article 462 (1) of the Commercial Act, any directors who voted for a resolution of interim dividends made by the board of directors shall be liable to compensate for the difference (where the interim dividends are smaller than the difference, the interim dividends) jointly and severally against the corporation: Provided, That this shall not apply in case where the director concerned has proved that he could not know that there was a concern listed in paragraph (5) even though he had paid considerable attention to it.

         (7) In applying the provisions of Articles 340 (1), 344 (1), 350 (3) (including where the provisions of Article 350 (3) are applicable mutatis mutandis under Articles 423 (1), 516 (2) and 516-9 of the Commercial Act; hereafter in this paragraph the same shall apply), 354
         (1), 370 (1), 457 (2), 458, and 464 and subparagraph 3 of Article 625 of the Commercial Act, interim dividends shall be deemed profit dividends referred to in Article 462 (1) of the Commercial Act, in applying the provisions of Article 350 (3) of the Commercial Act, a given date listed in paragraph (1) shall be deemed the end of a business year, and in applying the provisions of Article 635 (1) 22-2 of the Commercial Act, the period listed in paragraph (3) shall be the period listed in Article 464-2 (1) of the Commercial Act.

         (8) The provisions of Articles 399 (3) and 400 of the Commercial Act shall apply mutatis mutandis where directors bear joint and several liability pursuant to paragraph (6) and the provisions of Article 462
         (2) and (3) of the Commercial Act shall apply mutatis mutandis where interim dividends are paid in violation of paragraph (4).
         [This Article Newly Inserted by Act No. 5423, Dec. 13, 1997]


ARTICLE 193 (MEASURES AGAINST LISTED CORPORATION, ETC.)

         If any listed corporation or Association-registered corporation violates this Act, orders and regulations pursuant to this Act or orders of the Financial Supervisory

         Commission, the Financial Supervisory Commission may recommend the general meeting of stockholders of such corporation to discharge officers concerned, or may set restrictions on issuance of securities for a fixed period of time or take such measures as prescribed by the Presidential Decree. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998) [This Article Wholly Amended by Act No. 3541, Mar. 29, 1982]


         CHAPTER X SUPPLEMENTARY PROVISIONS

ARTICLE 194 (OVER-THE-COUNTER TRANSACTIONS)


         (1) Sale and purchase transactions of securities outside the securities market and Association brokerage market, method of their settlement and other necessary matters shall be determined by the Presidential Decree. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5423, Dec. 13, 1997;
         Act No. 5539, May 25, 1998; Act No. 6176, Jan. 21, 2000)

         (2) Deleted. (by Act No. 3945, Nov. 28, 1987)


ARTICLE 194-2 (REPORT, ETC. BY DIGITALLY RECORDED DOCUMENT)

         In case where a registration statement, a report, or other documents or data, etc. are to be filed with the Financial Supervisory Commission and the Securities Futures Commission, the Stock Exchange or the Association pursuant to this Act, such submission may be executed by digitally recorded document under the conditions as prescribed by the Presidential Decree.
         (Amended by Act No. 5498, Jan. 8, 1998)
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]

ARTICLE 194-3 (AUDIT CERTIFICATION BY EXTERNAL AUDITOR)


         (1) A person as prescribed by the Presidential Decree from among persons who files documents concerning finance with the Financial Supervisory Commission, the Stock Exchange or the Association pursuant to this Act, shall be audited with regard to financial accounting in accordance with the Act on External Audit of Stock Companies: Provided, That in case where the Presidential Decree prescribes, the same shall not apply. (Amended by Act No. 5498, Jan. 8, 1998)

         (2) The Financial Supervisory Commission may, if deemed necessary in the public interest or for the protection of investors, request an external auditor pursuant to the Act on External Audit of Stock Companies who audited with regard to financial accounting pursuant to paragraph (1) (hereinafter referred to as an "external auditor") or a corporation which is audited, to submit data and to report, and may take other necessary measures to such external auditor and corporation. (Amended by Act No. 5498, Jan. 8, 1998)

         (3) In case where a foreign corporation, etc. has been audited with respect to financial accounting to the foreign securities Acts and subordinate statutes, and when the audit meets the standards as prescribed by the Presidential Decree, it shall be considered that the foreign corporation, etc. has been audited pursuant to paragraph (1). [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLES 195 AND 196

         Deleted. (by Act No. 3541, Mar. 29, 1982)


ARTICLE 197 (COMPENSATION LIABILITIES OF AUDITORS)

         (1) The provisions of Article 17 (2) through (7) of the Act on External Audit of Stock Companies shall apply mutatis mutandis to the compensation liabilities of auditors to bona fide investors. (Amended by Act No. 3541, Mar. 29, 1982; Act No. 5423, Dec. 13, 1997)

         (2) The provisions of Article 15 shall apply mutatis mutandis to the calculation of the amount compensated pursuant to paragraph (1). (Amended by Act No. 3541, Mar. 29, 1982)

         (3) Deleted. (by Act No. 5423, Dec. 13, 1997)


ARTICLE 198

         Deleted. (by Act No. 3541, Mar. 29, 1982)


ARTICLE 199 (RESTRICTION ON SOLICITATION FOR EXERCISE OF VOTING RIGHTS AS PROXY)


         (1) No one shall make solicitation for exercise of voting rights either by himself or by other persons as proxy with respect to listed stocks or stocks registered in the Association, in violation of the provisions of the Presidential Decree. (Amended by Act No. 5736, Feb. 1, 1999)

         (2) In case of a listed corporation or registered corporation which is prescribed by the Presidential Decree as corporations carrying on an industry important for the national economy, such as the national key industry, etc. (hereinafter referred to as a "public corporation"), only such public corporation may solicit for exercise of voting rights of its stocks as proxy under the conditions as prescribed by the Presidential Decree. (Newly Inserted by Act No. 3945, Nov. 28, 1987)

ARTICLE 200 (RESTRICTION, ETC. ON OWNERSHIP OF STOCKS ISSUED BY PUBLIC CORPORATION)


         (1) No one shall own, for his own account regardless of the title thereof, stocks issued by a public corporation in excess of the criteria prescribed in the following subparagraphs. In this case, nonvoting stocks shall not be counted in the total number of issued and outstanding stocks, and stocks owned in the names of specially related persons shall be regarded as those owned for his account: (Amended by Act No. 3541, Mar. 29, 1982; Act No. 3945, Nov. 28, 1987; Act No. 4469,
         Dec. 31, 1991; Act No. 4701, Jan. 5, 1994; Act No. 5254, Jan. 13, 1997;
         Act No. 5498, Jan. 8, 1998)

         1.The rate of ownership at the time of registration of securities concerned with the Financial Supervisory Commission pursuant to Article 3, in case of stockholders who owned 10/100 or more of the total number of issued and outstanding stocks at such time; and

         2.The rate as determined by the articles of association within the limit of 3/100 of the total number of issued and outstanding stocks, in case of persons other than stockholders pursuant to subparagraph 1.

         (2) Notwithstanding the provisions of paragraph (1), if any person obtains the approval by the Financial Supervisory Commission on the rate limit of ownership, he may own the stocks issued by a public corporation up to such limit. (Amended by Act No. 4701, Jan. 5, 1994; Act No. 5498, Jan. 8, 1998)

         (3) Any person whose beneficial ownership is in excess of the criteria referred to in paragraphs (1) and (2) shall not exercise voting rights on the stocks in excess, and the Financial Supervisory Commission may order such person to rectify his stock holding position so as to comply with the criteria concerned. (Newly Inserted by Act No. 3541, Mar. 29, 1982; Act No. 5498, Jan. 8, 1998)

ARTICLE 200-2 (REPORT ON MASS HOLDING, ETC. OF STOCKS)


         (1) Any person (excluding those who are prescribed by the Presidential Decree) who holds stocks, etc. of a stock-listed corporation or Association-registered corporation in large quantities (this refers to such case where the number of the stocks, etc. owned by the person himself and specially related person is 5/100 or more of the total number of such stocks, etc.), shall report the situation of his holdings to the Financial Supervisory Commission and the Stock Exchange (meaning the Association in case of an Association-registered corporation; hereafter in this Article the same shall apply), within five days (the day as prescribed by the Presidential Decree shall not be counted therein; hereafter the same shall apply in this paragraph) from the day on which he comes to hold such stocks, etc., under the conditions as prescribed by the Presidential Decree, and if the rate of his holding is changed in excess of 1/100 of the total number of the stocks, etc. of such corporation (excluding such cases as prescribed by the Presidential Decree), he shall report the contents of such change to the Financial Supervisory Commission and the Stock Exchange, within five days after such change occurs, under the conditions as prescribed by the Presidential Decree: Provided, That with respect to the institutional investors, etc. as prescribed by the Presidential Decree, the time, contents, etc. of such report may be determined separately by the Presidential Decree. (Amended by Act No. 4701, Jan. 5, 1994; Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998; Act No. 5539, May
         25, 1998; Act No. 6176, Jan. 21, 2000)

         (2) The provisions of Article 21 (4) shall apply mutatis mutandis with respect to the method of calculating the number and total number of stocks, etc. as prescribed in paragraph (1). (Newly Inserted by Act No. 5254, Jan. 13, 1997)

         (3) In case where a report on the holding of stocks, etc. in large quantities or on a change therein is to be filed pursuant to paragraph
         (1), and another cause for a report occurs by the day immediately preceding the day on which the original report should be filed, such new change shall be reported together with the orignal cause to be reported. (Newly Inserted by Act No. 5254, Jan. 13, 1997)

         (4) The Financial Supervisory Commission and the Stock Exchange shall keep the reports as referred to in paragraph (1) and make them available for public inspection. (Amended by Act No. 5498, Jan. 8,
         1998)

         (5) If it is deemed necessary for protecting the public interest or investors, the Financial Supervisory Commission may order the reporter as referred to in paragraph (1), the company which has issued the stocks, etc. and other interested persons to file any report or materials for reference, or have the FSS Governor investigate any accounting books, documents and other things. (Newly Inserted by Act No. 4701, Jan. 5, 1994; Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan.
         8, 1998)

         (6) Any person who conducts the investigation as referred to in paragraph (5), shall carry with himself any certificate indicating his competence, and show it to any interested person. (Newly Inserted by Act No. 4701, Jan. 5, 1994; Act No. 5254, Jan. 13, 1997)
         [This Article Newly Inserted by Act No. 4469, Dec. 31, 1991]


ARTICLE 200-3 (RESTRICTION ON EXERCISE OF VOTING RIGHTS OF STOCKS, ETC.)

         Any person who fails to report on the holdings of stocks, etc. in large quantities or on a change therein (including the report on modification thereof) in violation of the provisions of Article 200-2 (1) and (3), may not exercise the voting rights with respect to stocks held in violation of the provisions concerning report from among stocks held in excess of 5/100 of the total number of issued and outstanding voting stocks during the period as prescribed by the Presidential Decree, and the Financial Supervisory Commission may order him to dispose of the violating portion concerned. (Amended by Act No. 5498, Jan. 8, 1998) [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]

ARTICLE 200-4 (PROVISIONS TO APPLY MUTATIS MUTANDIS)

         The provisions of Articles 11 (1) through (3) and 20 shall apply mutatis mutandis to the cases of the report on the situation of mass holdings and the report on the change of the situation of mass holdings.
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 201

         Deleted. (by Act No. 3541, Mar. 29, 1982)


ARTICLES 202 AND 202-2

         Deleted. (by Act No. 5498, Jan. 8, 1998)


ARTICLE 203 (RESTRICTIONS ON ACQUISITION OF SECURITIES BY FOREIGNERS)


         (1) Acquisition of securities by a foreigner or foreign corporation, etc. may be restricted by the provisions of the Presidential Decree. (Amended by Act No. 3945, Nov. 28, 1987; Act No. 5254, Jan. 13, 1997)

         (2) With respect to an acquisition of stocks of a public corporation by a foreigner or foreign corporation, etc., it may be restricted separately under the conditions as prescribed by the articles of association of the public corporation in addition to a restriction pursuant to paragraph (1). (Newly Inserted by Act No. 3945, Nov. 28, 1987; Act No. 5254, Jan. 13, 1997)

         (3) Any person who has acquired stocks in contravention of the provisions of paragraph (1) or (2), may not exercise his voting rights to the stocks, and the Financial Supervisory Commission may order a correction to the person who acquired stocks in contravention of the provisions of paragraph (1) or (2). (Newly

         Inserted by Act No. 3945, Nov. 28, 1987; Act No. 5498, Jan. 8, 1998)

         (4) Deleted. (by Act No. 5254, Jan. 13, 1997)


ARTICLES 204 THROUGH 206

         Deleted. (by Act No. 5498, Jan. 8, 1998)


ARTICLE 206-2 (DELEGATION OF AUTHORITY)


         (1) The Financial Supervisory Commission may delegate part of its authority under this Act to the Securities Futures Commission under the conditions determined by the Presidential Decree.

         (2) Where the Securities Futures Commission decides on the matters delegated pursuant to paragraph (1), it shall make a report thereon with out delay to the Financial Supervisory Commission.

         (3) Where it is deemed that a decision by the Securities Futures Commission referred to in paragraph (2) is illegal or extremely unjust in the light of the protection of the public interest or investors, the Financial Supervisory Commission may cancel whole or part of the decision or suspend its execution.

         (4) Matters under the authority of the Financial Supervisory Commission or the Securities Futures Commission under this Act which require urgent disposition may be delegated to the Chairman of the Financial Supervisory Commission or the Chairman of the Securities Futures Commission, respectively, and minor matters may be entrusted to the FSS Governor.

         (5) The scope of urgent matters and minor matters listed in paragraph
         (4) shall be determined by the Presidential Decree.

         [This Article Wholly Amended by Act No. 5498, Jan. 8, 1998]


ARTICLE 206-3 (INVESTIGATION, SEIZURE, AND SEARCH BY FINANCIAL SUPERVISORY COMMISSION AND SECURITIES FUTURES COMMISSION)


         (1) Where there is a violation of this Act or an order under this Act or, a violation of the regulations of or an order under the Financial supervisory Commission, or where it is deemed necessary to protect public interest or investors, the Financial Supervisory Commission (referring to the Securities Futures Commission in case of the matters in violation of Articles 188, 188-2 and 188-4; hereafter in this Article the same shall apply) may order the person concerned to submit a report or materials for reference or have the FSS Governor investigate books, documents or other things.

         (2) The Financial Supervisory Commission may demand the following matters from the persons concerned in order to make an investigation referred to in paragraph (1):

         1.Submission of a statement on the facts and situation with regard to matters to be invested;

         2.Appearance for testimony pertaining to the matters to be invested;
         and

         3.Submission of books, documents, or other things necessary for an investigation.

         (3) In making investigation under paragraph (1), the Financial Supervisory Commission may take the following measures if it is necessary to find out any violation of Articles 188, 188-2, and 188-4:
         (Newly Inserted by Act No. 6623, Jan. 26, 2002)

         1.Provisional holding of books, documents, or other things submitted under paragraph (2) 3; and

         2.Investigation into the business, books, documents, or other things through the entry into an office or workplace of the person concerned.

         (4) Where it is deemed necessary to make an investigation referred to in paragraph (1), the Financial Supervisory Commission may request a securities-related institution to submit documents necessary for the investigation under the conditions as determined by the Presidential Decree.

         (5) Where a violation of this Act or an order under this Act, or a violation of the regulations of or an order under the Financial Supervisory Commission has been proved as a result of an investigation referred to in paragraph (1), the Financial Supervisory Commission may make an order for correction or take other measures as determined by the Presidential Decree, and may determine the procedures necessary for the investigation and taking measures, standards for measures and other necessary matters.

         (6) Where the Stock Exchange or the Association has a suspicion that there is a violation of this Act or an order under this Act or a violation of the regulations of or an order under the Financial Supervisory Commission as a result of a member's supervision over an abnormal trade, it shall notify the Financial Supervisory Commission. (Amended by Act No. 6176, Jan.
         21, 2000)

         (7) Where it is deemed necessary to investigate any violation of Articles 188, 188-2, and 188-4 (hereafter in this Article, referred to as the "violation"), the Securities Futures Commission may order a public official of the Financial Supervisory Commission as determined by the Presidential Decree (hereinafter referred to as the "investigating officer"), to interrogate a person suspected of the violation, seize things, or search a workplace. (Newly Inserted by Act No. 6623, Jan. 26, 2002)

         (8) Where an investigating officer conducts a search or seizure to investigate any violation, he shall carry a warrant for search or seizure issued by a judge upon a request of a public prosecutor. (Newly Inserted by Act No. 6623, Jan. 26, 2002)

         (9) Where an investigating officer conducts an investigation, interrogation, search, or seizure under paragraph (3) 2 or (7), he shall carry a certificate indicating his authority and present it to the person concerned. (Newly Inserted by Act No. 6623, Jan. 26, 2002)

         (10) The provisions of the Criminal Procedure Act concerning search and seizure, execution of a warrant for search or seizure, return of seized articles, etc. shall apply mutatis mutandis to the search and seizure and the warrant for search or seizure as provided in this Act.
         (Newly Inserted by Act No. 6623, Jan. 26, 2002)

         (11) Where an investigating officer has conducted a provisional holding, interrogation, search, or seizure, he shall prepare a report thereon and add his signature and seal to it with an official watchman or interrogated person after confirmation of the report by such person. If such an official watchman or interrogated person fails or is unable to give any signature and seal, the reasons therefor shall be added. (Newly Inserted by Act No. 6623, Jan. 26, 2002)

         (12) Where an investigating officer has completed the investigation into a violation, he shall report the results thereof to the Securities Futures Commission. (Newly Inserted by Act No. 6623, Jan. 26, 2002) [This Article Wholly Amended by Act No. 5498, Jan. 8, 1998]


ARTICLE 206-4 (EXCHANGE OF INFORMATION WITH FOREIGN SECURITIES SUPERVISORY AGENCIES, ETC.)


         (1) The Financial Supervisory Commission may exchange information with foreign securities supervisory agencies.

         (2) Where the Financial Supervisory Commission intends to exchange information under paragraph (1), it shall consult in advance with the Minister of Finance and Economy: Provided, That this shall not apply to cases as determined by the Presidential Decree. (Amended by Act No. 5539, May 25, 1998)

         (3) The Financial Supervisory Commission (referring to the Securities Futures Commission in case of matters relating to a violation of the provisions of Articles 188, 188-2, and 188-4) may, where any foreign securities supervisory agency asks for its cooperation in conducting an investigation or inspection under this Act, giving expressly the objective and scope, etc. of such investigation or inspection, cooperate with such foreign securities supervisory agency. In this case, the Financial Supervisory Commission may furnish the data on such investigation or inspection to such foreign securities supervisory agency or be furnished with such data from such foreign securities supervisory agency, according to the principle of reciprocity. (Newly Inserted by Act No. 6176, Jan. 21, 2000; Act No. 6623, Jan. 26, 2002)

         (4) The Financial Supervisory Commission may furnish the data on an investigation or inspection to a foreign securities supervisory agency under the latter part of paragraph (3), only in case where it meets the following requirements: (Newly Inserted by Act No. 6623, Jan. 26, 2002)

         1.The data on an investigation or inspection furnished to a foreign securities supervisory agency shall not be used for other than the purpose of furnishing;

         2.Confidentiality shall be kept on the data on an investigation or inspection and the fact of furnishing such data; and

         3.The data on an investigation or inspection furnished to a foreign securities supervisory agency shall not be used for the investigation into or trial of a criminal case in a foreign country without any prior consent from the Financial Supervisory Commission.
         [This Article Newly Inserted by Act No. 5498, Jan. 8, 1998]

ARTICLE 206-5 (DELIBERATION BY SECURITIES FUTURES COMMISSION)

         Where there exists a case falling under any of the following subparagraphs, the Financial Supervisory Commission shall go through prior deliberation by the Securities Futures Commission: (Amended by Act No. 5521, Feb. 24, 1998; Act No. 5736, Feb. 1, 1999; Act No. 6176,
         Jan. 21, 2000; Act No. 6623, Jan. 26, 2002)

         1.Where it provides for matters falling under any of the following:

         (a) Documents for registration referred to in Article 4;

         (b) Criteria for administration of registered corporations referred to in Article 6;

         (c) Procedures and criteria for taking measures referred to in Article 20 (including where it is applicable mutatis mutandis under Articles 27-2, 186-5, 189-2 (5), 190-2 (3) and 200-4);

         (d) Standards for financial management of stock-listed corporations or Association-registered corporations referred to in Article 192 (1); and

         (e) Procedures and standards for investigation and measures taken by the Financial Supervisory Commission referred to in Article 206-3 (5);

         2.Where it takes measures or issue orders falling under any of the following:

         (a) Measures referred to in Article 20 (including where it is applicable mutatis mutandis under Articles 27-2, 186-5, 189-2 (5), 190-2 (3) and 200-4);

         (b) Orders referred to in Article 54 (including where it is applicable mutatis mutandis under Article 70-7);

         (c) Adjustment of purchase price of stocks referred to in Article 191
         (3);

         (d) Deeming it necessary to issue non-voting stocks referred to in
         Article 191-2 (1) 2;

         (e) Measures referred to in Article 193;

         (f) Approval of stockholding rate limit referred to in Article 200 (2);

         (g) Measures pursuant to the results of investigation referred to in
         Article 206-3 (5);

         (h) Disposition to impose penalties referred to in Article 206-11; and

         (i) Disposition to impose a fine for negligence referred to in Article 213 (3); and

         3.Matters other than those listed in subparagraphs 1 and 2 for which the Financial Supervisory Commission deems deliberation by the Securities Futures Commission to be necessary.
         [This Article Newly Inserted by Act No. 5498, Jan. 8, 1998]


ARTICLE 206-6 (DIRECTION AND SUPERVISION, ETC. OVER FSS GOVERNOR)

         Where the Financial Supervisory Commission or the Securities Futures Commission deems it necessary in order to exercise its powers under this Act, it may direct and supervise the FSS Governor and have him change his method of executing his duties or give other supervisory orders.
         [This Article Newly Inserted by Act No. 5498, Jan. 8, 1998]


ARTICLE 206-7 (DUTIES OF FINANCIAL SUPERVISORY SERVICE)

         The Financial Supervisory Service shall carry out the following duties under the direction and supervision of the Financial Supervisory Commission or the Securities Futures Commission: (Amended by Act No. 5736, Feb. 1,
         1999)

         1.Matters on the registration of issuers of securities;

         2.Matters on the registration statement of securities;

         3.Matters on the tender offer of securities;

         4.Matters on inspections of institutions which are subject to inspection by the FSS Governor under this Act;

         5.Matters on the administration of listed corporations;

         6.Matters on the public notification of the analysis and substance of business of registered corporations and listed corporations;

         7.Matters on the supervision over sale and purchase transactions of securities outside the securities market and Association brokerage market;

         8.Business entrusted by the Government;

         9.Business assigned under this Act other than those listed in subparagraphs 1 through 8; and

         10.Business incidental to those listed in subparagraphs 1 through 9. [This Article Newly Inserted by Act No. 5498, Jan. 8, 1998]


ARTICLE 206-8 (CONTRIBUTIONS)


         (1) Any person falling under any of the following subparagraphs shall bear part of the working expenses of the Financial Supervisory Service:

         1.Securities companies which take commission from customers;

         2.Issuers who submit a report to the Financial Supervisory Commission pursuant to Article 8;

         3.Institutions which are subject to inspection by the FSS Governor under this Act; and

         4.Registered corporations.

         (2) The amount and limit of the contribution referred to in paragraph
         (1) and other matters necessary for the payment of contributions shall be determined by the Presidential Decree.
         [This Article Newly Inserted by Act No. 5498, Jan. 8, 1998]


ARTICLE 206-9 (LIABILITIES OF MEMBERS AND OFFICERS, ETC. OF FINANCIAL SUPERVISORY COMMISSION, SECURITIES FUTURES COMMISSION AND FINANCIAL SUPERVISORY SERVICE)

         The provisions of Article 83 shall apply mutatis mutandis to the liabilities of those falling under any of the following subparagraphs:

         1.Members and public officials of the Financial Supervisory Commission;

         2.Members of the Securities Futures Commission; and

         3.Governor, Vice-Governor, Assistant Vice-Governor, auditor and staff members of the Financial Supervisory Service.
         [This Article Newly Inserted by Act No. 5498, Jan. 8, 1998]

ARTICLE 206-10 (HEARING)

         Where the Minister of Finance and Economy or the Financial Supervisory Commission intends to take a disposition falling under any of the following subparagraphs, it shall hold a hearing:

         1.Cancellation of license or registration of securities companies, investment advisory companies, and transfer agencies under Article 55 or 70-11 (including where the provisions of Article 70-11 are applicable mutatis mutandis under Article 180 (3)); and

         2.Cancellation of license of securities financial companies and brokerage companies referred to in Article 155 (1) (including where it is applicable mutatis mutandis under Article 179 (4)).
         [This Article Wholly Amended by Act No. 5736, Feb. 1, 1999]


         CHAPTER X-2 IMPOSITION AND COLLECTION OF PENALTIES

ARTICLE 206-11 (PENALTIES)


         (1) The Financial Supervisory Commission may impose penalties of up to 3/100 of the subscription or sales value on a statement of securities (up to two billion won where the price exceeds two billion won) on a person falling under any subparagraph of Article 14 (1) where he falls under any of the following subparagraphs: (Amended by Act No. 6423, Mar. 28, 2001)

         1.Where he makes a false entry or indication or fails to enter or indicate important matters in any registration statement, prospectus, or other documents to be submitted under Article 8, 11 or 12; and

         2.Where he fails to submit a registration statement, prospectus, or other documents to be submitted under Article 8, 11 or 12.

         (2) The Financial Supervisory Commission may impose penalties of up to 3/100 of the total estimated amount for tender offer stated in a tender offer statement (up to two billion won where the price exceeds two billion won) on a person falling under any subparagraph of Article 25-3
         (1) where he falls under any of the following subparagraphs. In this case, a total estimated amount for tender offer shall be an amount calculated by multiplying the tender offer price per stock by the number of stocks: (Amended by Act No. 6423, Mar. 28, 2001)

         1.Where he makes a false entry or indication or fails to enter or indicate important matters in any registration statement, prospectus, or other documents to be submitted or in the public notice to be made under Article 21-2, 22, 23-2 or 24; and

         2.Where he fails to submit any registration statement, prospectus, or other documents to be submitted or fails to make public notice of matters to be publicly notified under Article 21-2, 22, 23-2 or 24.

         (3) The Financial Supervisory Commission may impose penalties within the limit of not exceeding two billion won on any listed corporation or any Association-registered corporation where it falls under any of the following subparagraphs: (Amended by Act No. 6176, Jan. 21, 2000; Act No. 6423, Mar. 28, 2001)

         1.Where it makes a false statement or indication in matters to be reported or disclosed under Article 186 (1) or (2) or fails to enter or indicate important matters therein; and

         2.Where it fails to report or disclose matters to be reported or disclosed under Article 186 (1) or (2).

         (4) The Financial Supervisory Commission may impose penalties of up to 10/100 of an average daily transaction volume (up to two billion won where an amount exceeds two billion won or stocks issued by a corporation are not traded on the securities market or Association brokerage market) of stocks issued by a corporation quoted in the securities market or Association brokerage market in the immediately preceding year on the corporation which has to submit an annual business report, a semiannual business report or a quarterly report pursuant to Article 186-2 (1) or 186-3 where it falls under any of the following subparagraphs: (Amended by Act No. 6 423, Mar. 28, 2001)

         1.Where it makes a false entry or indication or fails to enter or indicate important matters in a report under Article 186-2 (1) or 186-3; and

         2.Where it fails to submit a report under Article 186-2 (1) or 186-3.

         (5) The Financial Supervisory Commission may impose penalties of up to 2/100 (1/100 for a consolidation and two billion won where the amount exceeds two billion won) of the total amount (based on the amount entered in reported documents submitted under Article 190-2) of the book value (for a transfer or takeover of business, the amount acquired or paid in compensation for the transfer or takeover) of stocks granted in compensation for a merger (including a merger by split-off) or split-off and the amount of debts taken over on a stock-listed corporation or Association-registered corporation where it falls under any of the following subparagraphs: (Amended by Act No. 6423, Mar. 28,
         2001)

         1.Where it makes a false entry or indication or fails to enter or indicate important matters in making a report under Article 190-2; and

         2.Where it fails to make a report under Article 190-2.

         (6) Where a securities company violates the provisions of Article 54-3
         (1) 1, 2, or 4, the Financial Supervisory Commission may impose penalties of up to 10/100 (up to one billion won where the amount exceeds one billion won) of the violated amount of money (in case of Article 54-3 (1) 1, the amount acquired; in case of 54-3 (1) 2, the amount loaned or the amount given on credit; in case of 54-3 (1) 4, the amount acquired in excess of the ratio), on the securities company. (Newly Inserted by Act No. 6623, Jan. 26, 2002)

         (7) Penalties prescribed in paragraphs (1) through (6) shall be imposed on a person subject to the imposition of such penalties who violates the respective corresponding provisions by intention or by gross negligence. (Amended by Act No. 6623, Jan. 26, 2002) [This Article Newly Inserted by Act No. 5736, Feb. 1, 1999]


ARTICLE 206-12 (IMPOSITION OF PENALTIES)


         (1) In imposing penalties pursuant to Article 206-11, the Financial Supervisory Commission shall take account of the following matters according to the standards as determined by the Presidential Decree:

         1.Contents and severity of the offense;

         2.Duration and frequency of the offense; and

         3.Scale of benefits acquired by the offense.

         (2) The Financial Supervisory Commission shall seek opinions from the Stock Exchange or the Association in advance where it imposes penalties pursuant to Article 206-11 (3). (Amended by Act No. 6176, Jan. 21,
         2000)

         (3) Where a corporation which has violated the provisions of this Act merges, the Financial Supervisory Commission may impose and collect penalties on and from the corporation which continues to exist or is newly established after the merger, deeming the offense committed by the previous corporation to be an offense committed by the existing or newly established corporation.

         (4) Matters necessary for the imposition of penalties shall be determined by the Presidential Decree.
         [This Article Newly Inserted by Act No. 5736, Feb. 1, 1999]


ARTICLE 206-13 (PRESENTATION OF OPINIONS)


         (1) The Financial Supervisory Commission shall, in advance, give a concerned party or interested person an opportunity to present his opinions prior to the imposition of penalties.

         (2) A concerned party or interested person described in paragraph (1) may attend a meeting of the Financial Supervisory Commission and state his opinions or present necessary materials.
         [This Article Newly Inserted by Act No. 5736, Feb. 1, 1999]


ARTICLE 206-14 (FORMAL OBJECTION)


         (1) A person who is dissatisfied with a disposition of imposition of penalties under Article 206-11 may raise an objection to the Financial Supervisory Commission within thirty days from the date of receipt of notice of the said disposition by giving the reasons.

         (2) The Financial Supervisory Commission shall make a decision on the objection under paragraph (1) within thirty days: Provided, That where it cannot make a decision within such period for any compelling cause, it may extend the period up to thirty days.

         (3) A person who is dissatisfied with a decision under paragraph (2) may apply for administrative appeal.
         [This Article Newly Inserted by Act No. 5736, Feb. 1, 1999]


ARTICLE 206-15 (EXTENSION OF TIME LIMIT FOR PAYMENT FOR AND INSTALLMENT PAYMENT OF PENALTIES)


         (1) Where the Financial Supervisory Commission deems that a person who has been subject to penalties (hereinafter referred to as a "person liable for the payment of penalties") has difficulty in paying penalties in full in a lump sum for a cause falling under any of the following subparagraphs, it may extend the time limit for payment or enable him to pay them in installments. In this case, it may, if deemed necessary, have him offer a security:

         1.Where he suffers a serious loss of property due to disaster or theft, etc.;

         2.Where his business is in a crisis due to worsening business conditions;

         3.Where he is expected to face serious financial difficulties due to payment of penalties in a lump sum; and

         4.Where there exist any other causes equivalent to those listed in subparagraphs 1 through 3.

         (2) Where a person liable for the payment of penalties intends to have the time limit for payment extended or pay them in installments, he shall apply for such extension or installments to the Financial Supervisory Commission not later than ten days prior to the expiration of the time limit for payment.

         (3) Where a person liable for the payment of penalties for whom the time limit for payment thereof is extended or payment thereof in installments is allowed pursuant to paragraph (1) falls under any of the following subparagraphs, the Financial Supervisory Commission may cancel the extension of the time limit for payment or decision on payment in installments and collect penalties in a lump sum:

         1.Where he fails to pay penalties in installments within the time limit for payment;

         2.Where he fails to fulfill an order by the Financial Supervisory Commission which is necessary to change securities or otherwise supplement security;

         3.Where it deems that it cannot collect all or the residual of penalties due to compulsory execution, opening of auction, declaration of bankruptcy, dissolution of the corporation, disposition on default of national or local taxes; and

         4.Where there exist any other causes equivalent to those listed in subparagraphs 1 through 3.

         (4) Matters necessary for the extension of the time limit for payment of penalties, payment in installments, or security under paragraphs (1) through (3) shall be determined by the Presidential Decree.
         [This Article Newly Inserted by Act No. 5736, Feb. 1, 1999]


ARTICLE 206-16 (COLLECTION OF PENALTIES AND DISPOSITION ON DEFAULT)


         (1) The Financial Supervisory Commission may collect additional dues as determined by the Presidential Decree for the period from the date following the expiration date of the time limit for payment to the date preceding the date of payment where a person liable for the payment of penalties fails to pay penalties within the time limit for payment.

         (2) Where a person liable for the payment of penalties fails to pay penalties within the time limit, the Financial Supervisory Commission may urge him to pay the penalties, by specifying a period, and where he fails to pay penalties and additional dues under paragraph (1) within the specified period, the Financial Supervisory Commission may collect them pursuant to the example of the disposition of national taxes in arrears.

         (3) The Financial Supervisory Commission may entrust its duties of the collection or disposition on default of penalties and additional dues under paragraphs (1) and (2) to the Commissioner of the National Tax Administration.

         (4) Matters necessary for the collection of penalties shall be determined by the Presidential Decree.
         [This Article Newly Inserted by Act No. 5736, Feb. 1, 1999]


ARTICLE 207

         Deleted. (by Act No. 5736, Feb. 1, 1999)


         CHAPTER XI PENAL PROVISIONS

ARTICLE 207-2 (PENAL PROVISIONS)


         (1) A person who falls under any of the following subparagraphs shall be punished by imprisonment for not more than ten years or by a fine not exceeding twenty million won: Provided, That if the amount equivalent to three times of the profit gained or loss evaded by the offense exceeds twenty million won, he shall be punished by a fine of the amount equivalent to or less than three times of such profit or loss amount evaded:

         1.A person who violates the provisions of Article 188-2 (1) or (3); and

         2.A person who violates the provisions of Article 188-4.

         (2) Where the amount of the profit gained or loss evaded by any such offense as provided in any subparagraph of paragraph (1) is not less than five hundred million won, aggravated punishment shall be imposed according to the following subparagraphs: (Newly Inserted by Act No. 6695, Apr. 27, 2002)

         1.Where the amount of the profit gained or loss evaded is not less than five billion won, the punishment of imprisonment for life or for not less than five years shall be imposed; and

         2.Where the amount of the profit gained or loss evaded is not less than five hundred million won but less than five billion won, the punishment of imprisonment for a limited term of not less than three years shall be imposed.

         (3) Where the punishment of imprisonment is imposed under paragraphs
         (1) and (2), the suspension of qualifications for not more than ten years may be imposed concurrently. (Newly Inserted by Act No. 6695, Apr. 27, 2002)
         [This Article Newly Inserted by Act No. 5254, Jan. 13, 1997]


ARTICLE 207-3 (PENAL PROVISIONS)

         Any person falling under any of the following subparagraphs shall be punished by imprisonment for not more than 5 years or by a fine not exceeding thirty million won:

         1.A person who makes a public offering of new or outstanding securities or issued new stocks in violation of Article 8 or who violates Article 21-2 (1) and (2);

         2.A person who falsely enters important matters in the registration statement under Article 8, the additional documents of shelf registration statement under Article 10 (2), the amendment statement under Article 11 (including a case where the provisions are applied mutatis mutandis in Article 186-5 or 200-4), the tender offer statement under Article 21-2 (2), the amendment statement under Article 23-2 (1), the report documents under Article 186 (1), the business report under Article 186-2, the semiannual report and the quarterly report under Article 186-3, or the report documents under
         Article 190-2 (1) and (2);

         3.A person who fails to submit the amendment statement in violation of the latter part of Article 11 (3) (including a case where the provisions are applied mutatis mutandis in Article 186-5 or 200-4) or to make an amendment publication in violation of Article 23-2 (2);

         4.A person who falsely makes a tender offer publication required under
         Article 21-2 (1), an amendment publication required under Article 23-2
         (2), or disclosure required under Article 186 (2) with respect to important matters; and

         5.A person who violates Article 52-3.
         [This Article Wholly Amended by Act No. 6423, Mar. 28, 2001]


ARTICLE 208 (PENAL PROVISIONS)

         A person who falls under any of the following subparagraphs shall be punished by imprisonment for not more than three years or a fine not exceeding twenty million won: (Amended by Act No. 3541, Mar. 29, 1982; Act No. 3945, Nov. 28, 1987; Act No. 4469, Dec. 31, 1991; Act No. 4701,
         Jan. 5, 1994; Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998;
         Act No. 5736, Feb. 1, 1999; Act No. 6176, Jan. 21, 2000)

         1.A person who conducts the business concerned without a license therefor in accordance with the provisions of Article 28 (1), 28-2 (1), 145 (1) or 179 (1), or who conducts the business concerned after cancellation of a license therefor in accordance with the provisions of
         Article 55 or 155 (including where the provisions of Article 155 are applicable mutatis mutandis under Article 179);

         2.A person who violates the provisions of Articles 28-2 (3) and 35 (1);

         3.A person who violates the provisions of Articles 63 (including where the provisions of Article 63 are applicable mutatis mutandis under
         Article 70-7), 76, 95 (1), 107 (1) or 173-3;

         4.A person who violates the provisions of Article 59 (including where it is applicable mutatis mutandis under Article 70-7 or 178), Article 60 (1) (including where it is applicable mutatis mutandis under Article 70-7 or 178), or Article 61 (including where it is applicable mutatis mutandis under Article 70-7 or 178), or who refuses any investigation conducted by the Financial Supervisory Commission referred to in
         Article 206-3 (2) (meaning the Securities Futures Commission in case of violation of Articles 188, 188-2 and 188-4);

         5.A person who violates the provisions of Article 83 (including where it is applicable mutatis mutandis under Article 206-9); and

         6.Deleted. (by Act No. 5254, Jan. 13, 1997)


ARTICLE 209 (PENAL PROVISIONS)

         A person who falls under any of the following subparagraphs shall be punished by imprisonment for not more than two years or by a fine not exceeding ten million won: (Amended by Act No. 3541, Mar. 29, 1982; Act No. 3945, Nov. 28, 1987; Act No. 4469, Dec. 31, 1991; Act No. 4701,
         Jan. 5, 1994; Act No. 5254, Jan. 13, 1997; Act No. 5423, Dec. 13, 1997;
         Act No. 5498, Jan. 8, 1998; Act No. 5521, Feb. 24, 1998; Act No. 5736,
         Feb. 1, 1999; Act No. 6423, Mar. 28, 2001)

         1.Deleted; (by Act No. 6423, Mar. 28, 2001)

         2.A person who makes arrangements for a public offering of new or outstanding securities in violation of the provisions of Article 8;

         3.A person who violates the provisions of Article 10;

         4.A person who violates the provisions of Article 21(1) or Article 23 (including where the provisions of Article 23 are applicable mutatis mutandis under Article 23-2 (3));

         5.A person who carries out the business concerned after being suspended from such business in accordance with the provisions of Article 57 or 155 (2) (including where the provisions of Article 155 (2) are applicable mutatis mutandis under Article 179 (4));

         6.A person who violates the provisions of Article 62 or 70-10;

         7.A person who violates any order issued upon the basis of the provisions of Article 54 (including where they are applicable mutatis mutandis under Article 70-7) or 168;

         8.A person who establishes an organization concerned with securities without a license in accordance with the provisions of Article 181 (1); and

         9.A person who violates the provisions of Article 188 (1), 189-2 (3), 190-2 (1) and (2), or 199 or orders issued pursuant to Article 213, 200
         (3), 200-3, or 203 (3).


ARTICLE 210 (PENAL PROVISIONS)

         A person who falls under any of the following subparagraphs shall be punished by imprisonment for not more than one year or by a fine not exceeding five million won: (Amended by Act No. 3541, Mar. 29, 1982; Act No. 3945, Nov. 28, 1987; Act No. 4469, Dec. 31, 1991; Act No. 5254,
         Jan. 13, 1997; Act No. 5423, Dec. 13, 1997; Act No. 5498, Jan. 8, 1998;
         Act No. 5521, Feb. 24, 1998; Act No. 5736, Feb. 1,

         1999)

         1.A person who violates any disposition of the Financial Supervisory Commission taken upon the basis of Article 20 (including where it is applicable mutatis mutandis under Article 27-2, 186-5, 189-2 (5), 190-2
         (3) or 200-4);

         2.A person who violates Article 13 (including where it is applicable mutatis mutandis under Article 24), 42 (including where it is applicable mutatis mutandis under Article 70-7, 154, 169, 178, 179 or
         180) through 44, or 70-2 (5);

         3.Deleted; (by Act No. 5254, Jan. 13, 1997)

         4.Deleted; (by Act No. 5736, Feb. 1, 1999)

         4-2.A person who conducts the business concerned without a registration as prescribed in Article 70-2 (1) and (2), 70-9 (1), or 180 (1), or who conducts the business concerned after registration is cancelled under
         Article 70-11 (including where it is applicable mutatis mutandis under Article 180 (3));

         5.A person who violates Article 70-6 (including where it is applicable mutatis mutandis under Article 70-8 (3)), 101, 188 (6), 194-3, or 200-2
         (1);

         6.Deleted; and (by Act No. 6423, Mar. 28, 2001)

         7.A person who fails to prepare and keep a depositors account book as prescribed in Article 174 (3) or a customers account book as prescribed in Article 174-2 (1), or who has made a false statement therein.


ARTICLE 211 (PENAL PROVISIONS)

         Any person who falls under any of the following subparagraphs shall be punished by a fine not exceeding five million won: (Amended by Act No. 3945, Nov. 28, 1987;

         Act No. 5254, Jan. 13, 1997; Act No. 5736, Feb. 1, 1999)

         1.A person who conducts the business concerned notwithstanding it is suspended under Article 57 (including where it is applicable mutatis mutandis under Article 70-7) or 155 (2) (including where it is applicable mutatis mutandis under Article 180 (3));

         2.A person who violates the provisions of Article 186 (1) and (2), 186-2 or 186-3;

         3.A person who fails to report pursuant to the provisions of Article 189-4 (8); and

         4.A person who violates the provisions of Article 200 (1).


ARTICLE 212 (PENAL PROVISIONS)

         A person who violates the provisions of Article 171 shall be punished by a fine not exceeding two million won. (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998; Act No. 5736, Feb. 1, 1999; Act
         No. 6176, Jan. 21, 2000)
         [This Article Wholly Amended by Act No. 4701, Jan. 5, 1994]


ARTICLE 213 (FINE FOR NEGLIGENCE)


         (1) A person who falls under any of the following subparagraphs shall be punished by a fine for negligence of not more than ten million won:
         (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998;
         Act No. 5521, Feb. 24, 1998; Act No. 5736, Feb. 1, 1999; Act No. 6176,
         Jan. 21, 2000; Act No. 6623, Jan. 26, 2002)

         1.A person who has failed to file a registration in contravention of the provisions of Article 3;

         2.A person who has committed a violation of the provisions of Article 18-2;

         3.A person who has refused, interfered with, or evaded the inspection, investigation or confirmation under Article 19 (1) (including where it is applicable mutatis mutandis under Article 27-2, 186-5, 189-2 (5) or 190-2 (3)), 53 (1) (including where it is applicable mutatis mutandis under Articles 70-7, 157, 169 or 178 through 181), 174-12 or 200-2 (5);

         4.A person who has committed a violation of the provisions of Article 37 (including where they are applicable mutatis mutandis under Article 70-7) or 70-8 (1); and

         5.A person who has neglected the disposal of stocks in contravention of the provisions of Article 189-2 (4) or 191 (4).

         (2) A person who falls under any of the following subparagraphs, shall be punished by a fine for negligence not exceeding five million won:
         (Amended by Act No. 5254, Jan. 13, 1997; Act No. 5498, Jan. 8, 1998;
         Act No. 5521, Feb. 24, 1998; Act No. 5736, Feb. 1, 1999; Act No. 6623,
         Jan. 26, 2002)

         1.A person who violates the provisions of Article 17 (including where they are applicable mutatis mutandis under Article 27-2), 36, 46 or 107
         (2);

         2.A person who fails to comply with a demand for the report, etc. or violates the order pursuant to Article 19 (1) (including where it is applicable mutatis mutandis under Article 27-2, 186-5, 189-2 (5) or 190-2 (3)) or 53 (2) (including where it is applicable mutatis mutandis under Article 70-7, 157, 169 or 178 through 181);

         3.A person who violates the provisions of Article 47 (including where it is applicable mutatis mutandis under Article 70-7);

         4.A person who violates the provisions of Article 54-5 (1) through (3) or 191-16 (1) and (3);

         5.A person who violates the provisions of Article 54-6 (1) and (2) or 191-17;

         6.A person who violates the provisions of Article 174-2 (2) or who fails to make a notification, or makes a false notification, to the beneficial owners in violation of the provisions of Article 174-7 (3) through (5);

         7.A person who violates the provisions of Article 174-6 (4) or 174-8
         (1); and

         8.A person who violates the provisions of Article 191 (5), 191-10 (2) and (3), 191-11 (2), or 191-19 (1).

         (3) The fine for negligence as referred to in paragraphs (1) and (2) shall be imposed and collected by the Financial Supervisory Commission, under the conditions as prescribed by the Presidential Decree. (Amended by Act No. 5498, Jan. 8, 1998)

         (4) A person who is dissatisfied with the disposition of the fine for negligence as referred to in paragraph (3), may raise an objection to the person who is authorized to take the disposition, within thirty days after he is informed of such disposition.

         (5) If the person, who is subject to a disposition of fine for negligence pursuant to paragraph (3), has raised an objection pursuant to paragraph (4) of this Article, the person who is authorized to take the disposition shall without delay notify the competent court, which shall, upon receiving the notification, bring the case of fine for negligence to a trial under the Non-Contentious Case Litigation Procedure Act.

         (6) If neither objection is raised, nor fine for negligence is paid, in the period as referred to in paragraph (4) of this Article, it shall be collected according to the examples of the disposition of national taxes in arrears.
         [This Article Wholly Amended by Act No. 4701, Jan. 5, 1994]


ARTICLE 214 (CONCURRENT PUNISHMENT)

     (1) A person who commits a crime as referred to in Articles 207-2 through 210 may be confined to imprisonment and fined concurrently. (Amended by Act No. 5254, Jan. 13, 1997)

     (2) Where a violator of Article 207-2 (2) is subject to a fine in addition to the punishment of imprisonment in accordance with paragraph (1), he shall be punished by the fine of the amount equivalent to or less than three times of the profit gained or loss evaded in consequence of such violation. (Newly Inserted by Act No. 6695, Apr. 27, 2002)


ARTICLE 215 (JOINT PENAL PROVISIONS)

     If a representative of a juristic person, or an agent, employee or other employed person of the juristic person or an individual commits any offense as prescribed in Articles 207-2 through 212 in connection with the affairs of the juristic person or individual, the fine as prescribed in the respective Articles shall be imposed on such juristic person or individual, in addition to the punishment of the offender. (Amended by Act No. 5254, Jan. 13, 1997)
     [This Article Wholly Amended by Act No. 4701, Jan. 5, 1994]


     ADDENDA


ARTICLE 1 (ENFORCEMENT DATE)

     This Act shall enter into force on February 1, 1977: Provided, That the provisions of Article 12 of the Addenda shall enter into force on the date of its promulgation.

ARTICLE 2 (TRANSITIONAL MEASURES AS TO FILING OF REGISTRATION STATEMENT)


     (1) Any registration statement (including amendment statement) and notification which the Minister of Finance received prior to the effective date of this Act shall be regarded to have been received by the Commission, and any designation of effective date thereof shall be regarded as designated by the Commission.

     (2) Notwithstanding the provisions of Article 9 (3) 1, the Commission may, by December 31, 1977, designate an effective date of such registration statement filed by any corporation registered with the Commission.


ARTICLE 3 (TRANSITIONAL MEASURES AS TO SECURITIES COMPANIES)

     A securities company, as of the enforcement date of this Act, shall be regarded as a securities company under this Act: Provided, That unless a securities company obtains license by meeting the requirements referred to in Article 28 (3) within three years from the effective date of this Act, the license of such company shall be cancelled.


ARTICLE 4 (TRANSITIONAL MEASURES AS TO ACCOUNTING)

     Accounting of a securities company shall be in accordance with the previous provisions until the Commission adopts the Regulations relating to the Accounting Standards of Securities Companies pursuant to the provision of
     Article 47.


ARTICLE 5 (TRANSITIONAL MEASURES AS TO ORDER BY MINISTER OF FINANCE)

     Orders issued to a securities company by the Minister of Finance prior to the enforcement date of this Act with respect to extension of credit or other matters shall be regarded as orders by the Commission pursuant to the provisions of Articles 49 and 54.


ARTICLE 6 (TRANSITIONAL MEASURES AS TO REGISTERED SALESMAN)

     A registered salesman who entered a registration with the Ministry of Finance as of the enforcement date of this Act shall be regarded to have been registered with the Commission under this Act: Provided, That when the qualification requirements are determined pursuant to the provisions of
     Article 65 (3), the Commission shall examine every registered salesman and have such one register again pursuant to the provisions thereof.


ARTICLE 7 (TRANSITIONAL MEASURES AS TO AUDITOR OF KOREA STOCK EXCHANGE)

     An auditor of the Korea Stock Exchange, as of the enforcement date of this Act, shall be regarded as a standing auditor of the Stock Exchange under this Act.


ARTICLE 8 (TRANSITIONAL MEASURES AS TO EXCHANGE MEMBERS)

     Any exchange member who was registered with the Korea Stock Exchange, as of the enforcement date of this Act, shall be regarded as registered under this Act.


ARTICLE 9 (TRANSITIONAL MEASURES AS TO LISTED SECURITIES)


     (1) Any security which was listed on the Korea Stock Exchange as of the enforcement date of this Act shall be regarded as a security listed under this Act.

     (2) Previous provisions shall apply to the listing of securities referred to in Article

     88 (1), until the provisions of the Presidential Decree pursuant to the proviso of Article 88 (1) become effective.


ARTICLE 10 (TRANSITIONAL MEASURES AS TO SEMIANNUAL REPORTS)

     Any listed corporation as of the enforcement date of this Act, for which a period of six months has elapsed since its accounting period commenced, shall file a semiannual report referred to in Article 92 within forty-five days from the enforcement date of this Act.


ARTICLE 11 (TRANSITIONAL MEASURES AS TO CERTIFICATES OF CONTRIBUTION OF STOCK EXCHANGE)

     Any certificate of contribution of the Stock Exchange which was owned as of the enforcement date of this Act by any person other than the Government or securities companies, may be cancelled through purchases by the Stock Exchange from the enforcement date of this Act. In such a case, the method of purchase, period, purchase price and other necessary matters shall be prescribed by the Presidential Decree.


ARTICLE 12 (ESTABLISHMENT OF SUPERVISORY BOARD)


     (1) The Minister of Finance shall organize an establishment commission composed of seven or less members appointed by the Minister, and have it handle affairs concerned with the establishment of the Supervisory Board.

     (2) The establishment commission shall prepare the articles of association of the Supervisory Board and obtain the authorization of the Minister of Finance with respect thereto.

     (3) The establishment commission shall make the registration referred to in
     Article 130, after obtaining the authorization pursuant to the provisions of paragraph (2).

     (4) When the establishment commission has completed the registration referred to in paragraph (3), it shall turn over its business and property to the director of the Supervisory Board.

     (5) When the commission members were appointed pursuant to the provisions of paragraph (1), the Government may deliver a contribution referred to in
     Article 204 to the establishment Commission.


ARTICLE 13 (TRANSITIONAL MEASURES AS TO AUTHORITY OF COMMISSION)

     Authority of the Commission and the Supervisory Board pursuant to this Act shall be exercised by the Minister of Finance until the Commission is organized and the Supervisory Board is established.


ARTICLE 14 (TERMS OF OFFICE OF COMMISSIONERS FIRST TAKING OFFICE)

     Notwithstanding the provisions of Article 123, the terms of office of the Commissioners first taking office after the effective date of this Act shall be one year for one, two years for one and three years for one.


ARTICLE 15 (TRANSITIONAL MEASURES AS TO RESTRICTIONS ON OWNERSHIP OF STOCKS)

     The time of original listing referred to in Article 200 (1) as to a listed corporation as of the enforcement date of this Act shall be regarded as the record date for closing of a register of stockholders first taken after the enforcement of this Act.

ARTICLE 16 (TRANSITIONAL MEASURES AS TO OFFICERS OF SECURITIES FINANCE COMPANY)

     Terms of office of directors and auditors of a securities finance company as of the enforcement date of this Act shall be in accordance with the previous provisions.


ARTICLE 17 (TRANSITIONAL MEASURES AS TO SECURITIES DEALERS ASSOCIATION)

     Any direction which was issued to the Securities Dealers Association by the Minister of Finance prior to the effective date of this Act shall be regarded as measures taken by the Commission under this Act.


ARTICLE 18 (TRANSITIONAL MEASURES AS TO MUTUAL OWNERSHIP OF STOCKS)

     Any stock which a listed corporation owns in violation of the provisions of
     Article 189 as of the effective date of this Act shall be transferred within one year from the effective date of this Act.


ARTICLE 19 (TRANSITIONAL MEASURES AS TO MERGERS OF UNLISTED CORPORATIONS)

     The provisions of Article 190 shall not apply until December 31, 1977, to the case where any listed corporation merges any registered corporation.


ARTICLE 20 (TRANSITIONAL MEASURES AS TO ACT OR SUBORDINATE STATUTE WHICH CITES PROVISIONS OF PREVIOUS ACT)

     In case any other Act or subordinate statute cites the provisions of the previous Securities and Exchange Act, the provisions which fall within the purview thereof in this Act shall, if any, be regarded to be cited for replacement of the previous provisions.

     ADDENDA (Act No. 3541, Mar. 29, 1982)


ARTICLE 1 (ENFORCEMENT DATE)

     This Act shall enter into force on April 1, 1982.


ARTICLE 2 (TRANSITIONAL MEASURES AS TO FILING OF REGISTRATION STATEMENT)


     (1) Registration statements received in accordance with the previous provisions of Article 8 as of the enforcement date of this Act shall take effect in accordance with the previous provisions.

     (2) Previous provisions shall apply, even after the enforcement of this Act, to the registration statement and documents accompanied thereby referred to in Article 8 (2), prospectus referred to in Article 12 and after-report referred to in Article 17 as far as the forms thereof are concerned, until the Commission fixes such forms in accordance with this Act.


ARTICLE 3 (TRANSITIONAL MEASURES AS TO ELIGIBILITY OF OFFICERS)


     (1) Notwithstanding the provisions of Article 33 (1) and (2) 5 (including the case where it shall apply mutatis mutandis under Article 149, 169 or
     178), officers of a securities company, securities finance company, Securities Dealers Association and securities depository corporation as of the enforcement date of this Act, may hold office for a period of their existing terms respectively.

     (2) Notwithstanding the provisions of Article 33-2 (including the case where it shall apply mutatis mutandis under Article 150 or 178), officers of a securities company, securities finance company and securities depository corporation as of the enforcement date of this Act, may hold office for the period of their existing terms.


ARTICLE 4 (TRANSITIONAL MEASURES AS TO SECURITIES SAVINGS BUSINESS)

     Previous provisions shall apply to a securities savings business of a securities company, until the Commission adopts the Securities Savings Business Regulations in accordance with the provisions of Article 50 (1).


ARTICLE 5 (TRANSITIONAL MEASURES AS TO INVESTMENT COUNSELLORS)


     (1) A registered salesman registered with the Commission as of the enforcement date of this Act shall be regarded an investment counsellor registered with the Supervisory Board in accordance with this Act.

     (2) A securities company may, notwithstanding the provisions of Article 65
     (2), have its officer or employee perform duties of an investment counsellor in the business office thereof until two years have elapsed since the enforcement date of this Act.

     (3) Matters reported to the Commission in accordance with the previous provisions of Article 68 as of the enforcement date of this Act shall be regarded as reported to the Supervisory Board in accordance with this Act.

     (4) Dispositions taken by the Commission in accordance with the previous provisions of Article 69 as of the enforcement date of this Act shall be regarded taken by the Supervisory Board in accordance with this Act.

ARTICLE 6 (TRANSITIONAL MEASURES AS TO ACCOUNTING AUDIT)

     Previous provisions shall apply to an audit on such corporation which has entered into an audit contract with certified public accountants as of the enforcement date of this Act.


ARTICLE 7 (TRANSITIONAL MEASURES AS TO OWNERSHIP OF BLOCK STOCKS)


     (1) A stockholder, as of the enforcement date of this Act, who comes to exceed the maximum limit referred to in the latter part of Article 200 (1) as a result of application of the provisions of the former part of paragraph (1) of the said Article shall report the contents thereof to the Commission within thirty days from the enforcement date of this Act and the person who reported this shall be regarded as the owner as of the time of original listing.

     (2) A person who reported the ownership of block stocks to the Commission in accordance with the previous provisions of Article 201 as of the enforcement date of this Act shall be regarded as reported as major stockholder to the Commission in accordance with the provisions of Article 188 (6).


     ADDENDA (Act No. 3945, Nov. 28, 1987)


ARTICLE 1 (ENFORCEMENT DATE)


     (1) This Act shall enter into force on January 1, 1988, but the revised provisions of Articles 74 and 82 shall enter into force on the day on which the Government sells all of its contribution certificates of the Stock Exchange.

     (2) If the Government does not sell all of its contribution certificates of the Stock Exchange until January 1, 1988, the revised provisions of those included in Chapter VI of this Act (excluding the revised provisions of Articles 89, 92, 105 and 107; hereinafter the same shall apply) shall enter into force on the date of its selling.


ARTICLE 2 (APPLICATION EXAMPLE CONCERNING REGISTRATION STATEMENT)

     The revised provisions of Article 8 (1) shall be applicable even in case where a registration statement is filed pursuant to the previous provisions at the time this Act enters into force.


ARTICLE 3 (TRANSITIONAL MEASURES CONCERNING INVESTMENT ADVISORY BUSINESS)

     Any person who operates an investment advisory business at the time this Act enters into force, shall register the investment advisory business with the Ministry of Finance pursuant to the revised provisions of Article 70-2
     (1) within three months after this Act enters into force.


ARTICLE 4 (TRANSITIONAL MEASURES CONCERNING STOCK EXCHANGE)


     (1) The Stock Exchange shall satisfy requirements pursuant to this Act within three months after the enforcement of this Act (this refers to the enforcement of the revised provisions of those included in Chapter VI; hereafter the same shall apply in this Article).

     (2) Any exchange member registered with the Stock Exchange pursuant to the previous provisions at the time this Act enters into force shall be considered as a member under this Act.

     (3) The capital of the Stock Exchange under the previous provisions at the time this Act enters into force shall be considered as the contribution of a member under this Act.

     (4) The president, executive officers and auditors of the Stock Exchange at the time this Act enters into force shall perform their duties according to the previous provisions until the chief director, managing director, standing directors and auditors are appointed under this Act.

     (5) If the president, standing officers and auditors existing at the time this Act enters into force are reappointed to the chief director, managing director, standing directors and auditors, respectively, their terms of office shall include the period of service pursuant to the previous provisions.


ARTICLE 5 (TRANSITIONAL MEASURE CONCERNING ASSISTANT GOVERNOR OF SUPERVISORY BOARD)

     The Assistant Governor as prescribed by the articles of association of the Supervisory Board at the time this Act enters into force shall be considered as the Assistant Governor as prescribed by this Act, and his term of office shall run on the date he is appointed pursuant to the articles of association of the Supervisory Board.


     ADDENDA (Act No. 4469, Dec. 31, 1991)

     (1) (Enforcement Date) This Act shall enter into force on the date of its promulgation: Provided, That the revised provisions of Article 200 (1) shall enter into force at the expiration of six months from the enforcement date of this Act, and the revised provisions of Articles 187 and 200-2, at the expiration of three months from the enforcement date of this Act, respectively.

     (2) (Transitional Measures concerning Capital of Securities Company) Notwithstanding the revised provisions of Article 28 (3), securities companies existing at the time this Act enters into force shall be considered to satisfy the requirements as prescribed by this Act.

     (3) (Transitional Measures concerning Restriction, etc. of Mass Holding of Stocks) Any person who falls under the revised provisions of Article 200
     (1) 1 of this Act at the time this Act enters into force, shall report the situation of his ownership to the Commission within one month after this Act enters into force.

     (4) (Transitional Measures concerning Report on Mass Holding of Stocks) Any person who is liable to make a report pursuant to the revised provisions of
     Article 200-2 (1) at the time this Act enters into force, shall report the situation of his ownership to the Commission and the Stock Exchange within one month from the enforcement date of this Act.


     ADDENDA (Act No. 4701, Jan. 5, 1994)


ARTICLE 1 (ENFORCEMENT DATE)

     This Act shall enter into force on April 1, 1994: Provided, That the revised provisions of Article 200 shall enter into force on April 1, 1997; and those of Section 3 of Chapter VIII (Articles 173, 173-2 through 173-6, 174, 174-2, 174-4 through 174-8, 175, 176 and 178) and of Article 187, on the date at which the Securities Depository comes into existence. (Amended by Act No. 5254, Jan. 13, 1997)



ARTICLE 2 (EXAMPLES OF APPLICATION TO APPRAISAL RIGHTS OF STOCKHOLDERS)

     The revised provisions of Article 191 shall be applicable to the portion for which a notification or public notice on a convocation of the general meeting of stockholders is made on or after the date this Act enters into force.


ARTICLE 3

     Deleted. (by Act No. 4701, Feb. 1, 1999)


ARTICLE 4 (TRANSITIONAL MEASURES CONCERNING REGISTRATION, ETC. OF INVESTMENT COUNSELLOR)


     (1) Any investment counsellor who has registered with the Securities Supervisory Board at the time this Act enters into force, shall be considered to have been registered as investment counsellor with the Securities Dealers Association under this Act.

     (2) Matters reported to the Securities Supervisory Board under the previous
     Article 68 at the time this Act enters into force, shall be considered to have been reported to the Securities Dealers Association under this Act.


ARTICLE 5 (CONVERSION OF SECURITIES DEPOSITORY CORPORATION INTO SECURITIES DEPOSITORY)


     (1) When the securities depository corporation as prescribed in the previous Article 173 (hereinafter referred to as the "securities depository corporation") at the time this Act enters into force, has obtained the approval of the Minister of Finance on the conversion to the Securities Depository through a resolution of the general meeting of stockholders, it shall be considered as the Securities Depository established under the revised provisions of Article 173.

     (2) In the case as referred to in paragraph (1), the representative director of the securities depository corporation shall prepare the articles of association of the Securities Depository within three months after this Act enters into force, obtain the authorization of the Minister of Finance, and take charge of the affairs concerning the registration of incorporation, etc. of the Securities Depository.

     (3) The securities depository corporation shall carry on the affairs pursuant to the previous provisions until the Securities Depository comes into existence.

     (4) When the Securities Depository comes into existence, the stockholders of the securities depository corporation existing at that time shall be those of the Securities Depository, and all rights and duties of the securities depository corporation shall be succeeded en bloc to the Securities Depository. In this case, the securities depository corporation shall be extinguished on the day of such succession without going through the procedure of dissolution and liquidation under the Commercial Act.

     (5) The officers of the securities depository corporation existing at the time the Securities Depository comes into existence, shall be considered as those of the Securities Depository as prescribed by this Act, and their terms of office shall count from the day on which they have been appointed as officers of the securities depository corporation.


ARTICLE 6 (TRANSITIONAL MEASURES CONCERNING APPROVAL ON USE OF PRINTED FORMS OF SECURITIES)

     Approval on the use of the printed forms of securities made by the Securities Supervisory Board for a non-listed corporation before the revised provisions of Article 187 enter into force, shall be considered as approval made by the Securities Depository.

ARTICLE 7 (TRANSITIONAL MEASURES CONCERNING REPORT ON MASS HOLDING OF STOCKS)

     Any person who is to make a report pursuant to the revised provisions of
     Article 200-2 (1) at the time this Act enters into force, shall make a report on the situation of his holdings to the Commission and the Stock Exchange within one month after this Act enters into force.


ARTICLE 8 (TRANSITIONAL MEASURES CONCERNING CONCILIATION COMMISSION)


     (1) The dispute conciliation institution established by the previous provisions at the time this Act enters into force, shall be considered as the securities dispute conciliation commission under this Act.

     (2) Any request for a conciliation of dispute made pursuant to the previous provisions before this Act enters into force, shall be considered as a request for dispute conciliation under this Act.


ARTICLE 9 (RELATION WITH OTHER ACTS AND SUBORDINATE STATUTES)

     Any citation of the securities depository corporation in other Acts and subordinate statutes at the time the Securities Depository comes into existence, shall be considered as a citation of the Securities Depositor.


     ADDENDA (Act No. 5254, Jan. 13, 1997)



ARTICLE 1 (ENFORCEMENT DATE)

     This Act shall enter into force on April 1, 1997: Provided, That the revised provisions of subparagraph 6 of Article 3 and Article 189-4 shall enter into force on the date of its promulgation; and the revised provisions of Section 2 of Chapter VIII (excluding the provisions of Article 167), on the date on which the Korea Dealers Association comes into existence, respectively. (Amended Act by No. 5498, Jan. 8, 1998)


ARTICLE 2 (APPLICABLE CASES CONCERNING LIABILITY FOR DAMAGES DUE TO FALSE STATEMENTS)

     The revised provisions of subparagraph 5 of Article 14 and Article 15 (2) shall apply to a registration statement and a prospectus which are filed on or after the date this Act enters into force.


ARTICLE 3 (APPLICABLE CASES CONCERNING TENDER OFFER OF SECURITIES)

     The revised provisions of Chapter VI (Articles 21 through 27-2) shall not apply in case where a tender offer statement is filed according to the previous provisions before this Act comes into force.


ARTICLE 4 (APPLICABLE CASES CONCERNING QUALIFICATION OF OFFICERS OF SECURITIES COMPANY)

     The revised provisions of Article 33 (2) 3 and 5 (including the case where it shall apply mutatis mutandis under Articles 70-7, 149 (2), 169, 178, 179
     (4) and 180 (3)), subparagraphs 4 and 5 of Article 80, subparagraphs 4 and 5 of Article 121 and Article 133 (8) shall not apply with respect to an officer who is in office at the time of enforcement of this Act.


ARTICLE 5 (APPLICABLE CASES CONCERNING TERM OF OFFICE OF AUDITOR OF STOCK EXCHANGE)

     The revised provisions of Article 78 (7) shall apply to an auditor who is assigned on or after the date this Act comes into force.


ARTICLE 6 (APPLICABLE CASES CONCERNING ANNUAL REPORT AND SEMIANNUAL REPORT)

     The revised provisions of Articles 186-2 and 186-3 shall apply from the business year commencing newly after this Act comes into force: Provided, That in the case of a corporation of which the last day of business year falls under the period between December and February, they shall apply from the business year to which the date of enforcement of this Act belongs.


ARTICLE 7 (APPLICABLE CASES CONCERNING RETURN OF SHORT-TERM SALES MARGIN OF INSIDER)

     The revised provisions of Article 188 (2) through (4) shall not apply, in case where six months has not elapsed since securities, etc. are bought or sold before this Act comes into force.


ARTICLE 8 (APPLICABLE CASES CONCERNING NOTIFICATION AND PUBLIC NOTICE ON CONVOCATION OF GENERAL MEETING)

     The revised provisions of Article 191-10 (2) shall apply from the notification or public notice on the convocation of the general meeting effected for the first time after the enforcement of this Act.


ARTICLE 9 (APPLICABLE CASES CONCERNING APPOINTMENT AND DISMISSAL, ETC. OF
AUDITOR)

     The revised provisions of Article 191-11 (1) and (2) shall apply from the general meeting of stockholders which is convened for the first time after this Act comes into force; and the revised provisions of paragraph (3) of the said Article, from an auditing report which an auditor submits to directors for the first time after this Act comes into force.


ARTICLE 10 (APPLICABLE CASES CONCERNING QUALIFICATIONS OF STANDING AUDITOR)

     The revised provisions of Article 191-12 (2) and (3) shall apply from an auditor who is appointed in the general meeting of stockholders convened for the first time after this Act comes into force.


ARTICLE 11 (TRANSITIONAL MEASURES CONCERNING EMPLOYEE STOCK OWNERSHIP
ASSOCIATION)

     An employee stock ownership association pursuant to subparagraph 5 of
     Article 2 of the Capital Market Promotion Act (Act No. 4679) at the time of enforcement of this Act, shall be considered as an employee stock ownership association pursuant to the revised provisions of Article 2 (18) of this Act.


ARTICLE 12 (TRANSITIONAL MEASURES CONCERNING LICENSE FOR SECURITIES BUSINESS)

     In case where the license for securities business referred to in the previous provisions of Article 2 (8) 4 is obtained pursuant to the provisions of Article 28 (2) 2 at the time of enforcement of this Act, it shall be considered as a license for securities business pursuant to the revised provisions of Article 2 (8) 4.


ARTICLE 13 (TRANSITIONAL MEASURES CONCERNING PROTECTION FUND)

     Securities company bound to set aside protection fund pursuant to the revised provisions of Article 69-2 (3), shall set aside the protection fund pursuant to the revised provisions of paragraph (2) of the said Article within one month after this Act comes into force.

ARTICLE 14 (TRANSITIONAL MEASURES CONCERNING REPORT ON BUSINESS SIMILAR TO INVESTMENT ADVISORY BUSINESS)

     A person who conducts a business similar to investment advisory business pursuant to Article 70-8 at the time of enforcement of this Act, shall report pursuant to the revised provisions of Article 70-8 within one month after the enforcement date of this Act.


ARTICLE 15 (TRANSITIONAL MEASURES CONCERNING FEES)

     Fees which has been collected by the Supervisory Board during the period from January 1, 1997 to the last day before the enforcement date of this Act according to the previous provisions of Article 143, shall be considered as the fees pursuant to the revised provisions of Article 143.


ARTICLE 16 (TRANSITIONAL MEASURES CONCERNING KOREA SECURITIES DEALERS
ASSOCIATION)


     (1) The Korea Securities Dealers Association, the incorporated association, which was established pursuant to the previous provisions of Article 162 and is existing at the time of enforcement of this Act (hereinafter referred to as the "Association"), shall be considered as the Korea Securities Dealers Association which is established pursuant to the revised provisions of Article 162.

     (2) In case of paragraph (1) of this Article, the president of the Association shall prepare the articles of association of the Korea Securities Dealers Association within three months from the enforcement date of this Act and shall obtain the authorization of the Minister of Finance and Economy; and he shall manage the affairs relating to the registration of incorporation of the Korea Securities Dealers

     Association.

     (3) The Association shall conduct the business pursuant to the previous provisions until the Korea Securities Dealers Association comes into existence.

     (4) When the Korea Securities Dealers Association comes into existence, the members of the Association at the time when it comes into existence shall become the members of the Korea Securities Dealer Association, and the Korea Securities Dealers Association shall succeed to the rights and obligations of the Association by a universal title. In this case, the Association shall cease to exist at the date of succession by a universal title without being subject to the procedure of dissolution and liquidation pursuant to the provisions of the Civil Act.

     (5) Officers of the Association at the time when it comes into existence shall be considered as officers of the Korea Securities Dealers Association pursuant to this Act, and the terms of office of such officers shall begin on the date on which officers of the Association has been appointed.


ARTICLE 17 (TRANSITIONAL MEASURES CONCERNING CORPORATION REGISTERED WITH ASSOCIATION)

     A corporation registered with the Association pursuant to the previous provisions of Article 194 at the time this Act enters into force shall be regarded as a corporation registered with the Korea Securities Dealers Association pursuant to the revised provisions of Article 172-2.


ARTICLE 18 (TRANSITIONAL MEASURES CONCERNING DESIGNATION OF SECURITIES WHICH ARE OBJECT OF DEPOSITING)

     The securities which the Securities Depository has designated at the time this Act enters into force shall be regarded that they have been designated pursuant to the revised provision of Article 173-7.

ARTICLE 19 (TRANSITIONAL MEASURES CONCERNING KOREA LISTED COMPANIES ASSOCIATION)

     The Korea Listed Companies Association, the incorporated association, which is established pursuant to the Civil Act at the time this Act enters into force, shall be deemed to be established with the license by the Minister of Finance and Economy under the revised provisions of Article 181 (1).


ARTICLE 20 (TRANSITIONAL MEASURES CONCERNING NONVOTING STOCKS)

     In case where the number of nonvoting stocks issued pursuant to Article 7 of the previous Capital Market Promotion Act (Act No. 3946) (including the number of nonvoting stocks issued after the enforcement of the Capital Market Promotion Act (Act No. 4679) due to the exercise of the rights of convertible bonds or bonds with warrants which have been issued before the enforcement of the Capital Market Promotion Act (Act No. 4679)), exceeds 1/4 of the total number of the issued stocks, the portion exceeding such ratio shall be considered that it is issued under the revised provisions of each subparagraph of Article 191-2 (1).


ARTICLE 21 (TRANSITIONAL MEASURES CONCERNING ISSUANCE OF NEW TYPE OF BONDS)

     New type bonds issued pursuant to Article 9 of the Capital Market Promotion Act at the time this Act enters into force, shall be considered that they are issued pursuant to the revised provisions of Article 191-4.


ARTICLE 22 (TRANSITIONAL MEASURES CONCERNING PUBLIC NOTICE ON CONVOCATION OF GENERAL MEETING)

     The public notice on the convocation of the general meeting of stockholders effected pursuant to Article 23 of the Capital Market Promotion Act at the time this Act enters into force, shall be considered that it is effected pursuant to the revised provisions of Article 191-10 (1).


ARTICLE 23 (TRANSITIONAL MEASURES CONCERNING STANDING AUDITOR)

     A stock listed corporation which shall appoint a standing auditor pursuant to the revised provisions of Article 191-12 (1), shall appoint a standing auditor by the time of the regular general meeting of stockholders convened for the first time after this Act enters into force.


ARTICLE 24 (TRANSITIONAL MEASURES CONCERNING REPORT ON MASS HOLDING, ETC. OF STOCKS)

     A person who shall make the report pursuant to the revised provisions of
     Article 200-2 (1) at the time this Act enters into force, shall report the situation of holdings to the Commission and the Stock Exchange within two months from the enforcement date of this Act.


ARTICLE 25 (REPEAL OF OTHER ACT, ETC.)


     (1) The Capital Market Promotion Act shall be repealed.

     (2) In case where the provisions of the previous Capital Market Promotion Act was quoted in other Acts and subordinate statutes at the time this Act enters into force, this Act and the provisions in this Act corresponding to the provisions of the previous Capital Market Promotion Act shall be considered to have been quoted in place of the provisions of the previous Capital Market Promotion Act.

     ADDENDA (Act No. 5423, Dec. 13, 1997)

     (1) (Enforcement Date) This Act shall enter into force on April 1, 1998:
     Provided, That the amended provisions of Articles 69-5 and 192-2 shall enter into force on January 1, 1998. (Amended by Act No. 5498, Jan. 8,
     1998)

     (2) (Applicable Cases concerning Interim Dividends) The amended provisions of Article 192-3 shall apply from the business year commencing for the first time after January 1, 1998.

     (3) (Transitional Measures on Penal Provisions) The application of penal provisions to acts committed prior to the entry into force of this Act shall be governed by the previous provisions.


     ADDENDA (Act No. 5498, Jan. 8, 1998)


ARTICLE 1 (ENFORCEMENT DATE)

     This Act shall enter into force on April 1, 1998: Provided, That the provisions among the amended provisions of Articles 69-6 and 200-2 which pertain to Association-registered corporations, the amended provisions of
     Article 1 of the Addenda of Act No. 5254, and the amended provisions of paragraph (1) of the Addenda of Act No. 5423 shall enter into force on the date of its promulgation, the amended provisions of Article 206-10 shall enter into force on January 1, 1998, and the amended provisions of Article 69-6 shall remain in force until March 31, 1998.


ARTICLE 2 (GENERAL TRANSITIONAL MEASURES PURSUANT TO REPEAL OF SECURITIES AND EXCHANGE COMMISSION AND SECURITIES SUPERVISORY BOARD)

     (1) Any approval, authorization, order, disposition, measures, consent, proposition, recommendation, direction, request, adjustment, etc. and inspection or investigation conducted by the Securities and Exchange Commission or the Securities Supervisory Board pursuant to the previous provisions prior to the entry into force of this Act shall be deemed to have been conducted by the Financial Supervisory Commission, the Securities Futures Commission or the FSB Director under this Act.

     (2) Any declaration and report, etc. received or accepted by the Securities and Exchange Commission or the Financial Supervisory Board prior to the entry into force of this Act shall be deemed to have been received or accepted by the Financial Supervisory Commission, the Securities Futures Commission or the FSB Director under this Act.

     (3) Any corporation registered with the Securities and Exchange Commission at the time when this Act enters into force shall be deemed to have been registered with the Financial Supervisory Commission under this Act.


ARTICLE 3 (TRANSITIONAL MEASURES ON LICENSE FOR SECURITIES BUSINESS IN FOREIGN COUNTRIES)

     Any securities company which has obtained a license on operating a securities business in a foreign country from the Minister of Finance and Economy at the time when this Act enters into force shall be deemed to have made a report to the Financial Supervisory Commission pursuant to the amended provisions of Article 28 (7).


ARTICLE 4 (TRANSITIONAL MEASURES ON PROTECTION FUND)

     The fund management company referred to in the previous provisions of
     Article 69-2 (1) shall return the reserve accumulated by a securities company bound to set aside the fund referred to in paragraph (3) of the same Article (including the right of indemnification referred to in Article 69-3 (4) where the real balance of the protection fund falls short of the reserve due to the payment, etc. referred to in Article 69-3 (1)) to the securities company bound to set aside the fund not later than one month from the date of entry into force of this Act.


ARTICLE 5 (TRANSITIONAL MEASURES ON LICENSE FOR INVESTMENT ADVISORY BUSINESS AND DISCRETIONARY INVESTMENT BUSINESS IN FOREIGN COUNTRIES)

     Any investment advisory company which has obtained a license on operating investment advisory business or discretionary investment business in a foreign country from the Minister of Finance and Economy at the time when this Act enters into force shall be deemed to have made a report to the Financial Supervisory Commission pursuant to the amended provisions of
     Article 70-2 (3).


ARTICLE 6 (TRANSITIONAL MEASURES ON AUTHORIZATION, ETC. OF BUSINESS OF STOCK EXCHANGE, ETC.)

     Any business which has obtained authorization or approval from the Minister of Finance and Economy pursuant to the previous provisions of Article 73
     (1) 8, subparagraph 7 of Article 162-2 and Article 173-2 (2) at the time when this Act enters into force shall be deemed to be a business authorized or approved by the Financial Supervisory Commission under this Act.


ARTICLE 7 (TRANSITIONAL MEASURES ON APPROVAL OF CHANGE OF ARTICLES OF ASSOCIATION OF SECURITIES FINANCE COMPANY, ETC.)

     Any securities finance company, the Korea Securities Dealers Association, any order matching company, any transfer agency and other organizations relating to securities which have obtained approval from the Minister of Finance and Economy on the change of articles of association at the time this Act enters into force shall be deemed to have obtained approval from the Financial Supervisory Commission pursuant to the amended provisions of Article 151
     (1) (including cases applied mutatis mutandis under Articles 169, 179, 180 and 181)


ARTICLE 8 (TRANSITIONAL MEASURES ON EXCHANGE OF INFORMATION WITH FOREIGN SECURITIES SUPERVISORY AGENCIES)

     Any exchange of information with a foreign securities supervisory agency by the Stock and Exchange Commission under the previous provisions of Article 129-2 shall be deemed to have been effected by the Financial Supervisory Commission under this Act.


ARTICLE 9 (TRANSITIONAL MEASURES ON REPORT OF MASS HOLDING OF STOCKS OF CORPORATIONS REGISTERED WITH ASSOCIATION)

     Any person who has to make a report referred to in the amended provisions of Article 200-2 at the time when this Act enters into force shall make a report to the Stock and Exchange Commission and the Korea Securities Dealers Association not later than one month from the date of entry into force of this Act.


ARTICLE 10 (TRANSITIONAL MEASURES ON CONTRIBUTIONS)

     Contribution paid to the Securities Supervisory Board at the time when this Act enters into force shall be deemed to be contributions paid to the Financial Supervisory Board pursuant to the amended provisions of Article 206-8.


ARTICLE 11 (CONTINUANCE IN EXISTENCE OF SECURITIES SUPERVISORY BOARD AND SUCCESSION TO ITS PROPERTY, RIGHTS AND DUTIES)

     (1) Notwithstanding the amended provisions of this Act, the Securities Supervisory Board shall continue in existence until the date on which the Financial Supervisory Board is established pursuant to the Act on the Establishment, etc. of Financial Supervisory Organizations.

     (2) All the rights and duties which belong to the Securities Supervisory Board shall be succeeded to by universal title by the Financial Supervisory Board on the date on which the Financial Supervisory Board is established, and the titles of the Securities Supervisory Board indicated in its register or other public books on property and rights and duties shall be deemed to be the titles of the Financial Supervisory Board.

     (3) The value of property to which the Financial Supervisory Board succeeds pursuant to paragraph (2) shall be the book value at the time of its succession.


ARTICLE 11-2 (TRANSITIONAL MEASURES PURSUANT TO ABOLITION OF STOCK AND EXCHANGE COMMISSION)


     (1) The Securities Supervisory Board shall be deemed the Financial Supervisory Board in the application of the provisions of Articles 18, 23, 39 and Chapters IV and V of the Act on the Establishment, etc. of Financial Supervisory Organizations until the date on which the Financial Supervisory Board is established.

     (2) The Director of the Securities Supervisory Board shall be appointed by the President on the recommendation of the Financial Supervisory Commission until the Financial Supervisory Board is established, and the person who has been appointed as Chairman of the Stock and Exchange Commission prior to the entry into force of this Act shall be deemed to have been appointed as the Director of the Securities Supervisory Board.

     (3) The provisions of Article 29 (3) of the Act on the Establishment, etc. of Financial Supervisory Organizations shall apply mutatis mutandis to the appointment of the Vice-Director and assistant vice-director of the Securities Supervisory Board until the date on which the Financial Supervisory Board is established: Provided, That any person who has been appointed under the previous Act at the time when this Act enters into force shall be deemed to have been appointed under the Act on the Establishment, etc. of Financial Supervisory Organizations until the date on which the Financial Supervisory Board is established.

     (4) Where the Director of the Securities Supervisory Board is unable to perform his duties due to an accident from the date on which the Securities and Exchange Commission is abolished to the date on which the Financial Supervisory Board is established, the Vice-Director shall act as chairman on his behalf. [This Article Newly Inserted by Act No. 5521, Feb. 24, 1998]


ARTICLE 12 (TRANSITIONAL MEASURES ON PENAL PROVISIONS)

     The application of penal provisions to acts committed prior to the entry into force of this Act shall be governed by the previous provisions.


ARTICLE 13 (TRANSITIONAL MEASURES ON FINE FOR NEGLIGENCE)


     (1) The application of the provisions of a fine for negligence to acts committed prior to the entry into force of this Act shall be governed by the previous provisions.

     (2) A fine for negligence imposed by the Minister of Finance and Economy at the time when this Act enters into force shall be deemed to have been imposed by the Financial Supervisory Commission pursuant to the amended provisions of Article 213 (3).

ARTICLE 14

     Omitted.


ARTICLE 15 (RELATION TO OTHER ACTS AND SUBORDINATE STATUTES)

     Where other Acts and subordinate statutes cite the previous provisions at the time when this Act enters into force, if this Act includes the provisions corresponding to them, the provisions corresponding to this Act shall be deemed to have been cited in lieu of the previous provisions.


     ADDENDA (Act No. 5521, Feb. 24, 1998)

     (1) (Enforcement Date) This Act shall enter into force on April 1, 1998:
     Provided, That the amended provisions of Articles 21, 21-3, 25-2 (2), 188-2
     (1), and 189-2 (1) and subparagraph 4 of Article 209 shall enter into force on the date of its promulgation.

     (2) (Applicable Cases concerning Tender Offer of Securities) The amended provisions of Articles 21 (2), 21-3, and 25-2 (2) and subparagraph 4 of
     Article 209 shall not apply to cases where tender offer statements have been submitted pursuant to the previous provisions prior to the entry into force of this Act.


     ADDENDUM (Act No. 5539, May 25, 1998)

This Act shall enter into force on the date of its promulgation.

     ADDENDA (Act No. 5559, Sep. 16, 1998)


ARTICLE 1 (ENFORCEMENT DATE)

     This Act shall enter into force two months after the date of its promulgation.


ARTICLES 2 THROUGH 9 Omitted.


     ADDENDA (Act No. 5591, Dec. 28, 1998)


ARTICLE 1 (ENFORCEMENT DATE)

     This Act shall enter into force on the date of its promulgation. (Proviso Omitted.)


ARTICLES 2 THROUGH 5 Omitted.


     ADDENDA (Act No. 5736, Feb. 1, 1999)


ARTICLE 1 (ENFORCEMENT DATE)

     This Act shall enter into force on April 1, 1999: Provided, That the amended provisions of Articles 186-3, 186-5 (limited to where Article 186-5 is applicable quarterly business reports), 191-12 (1) and (3) (limited to where Article 191-12 (1) and (3) is applicable to Association-registered corporations), and 191-13 shall enter into force on January 1, 2000, and the amended provisions of Articles 3, 23, 29, 30, 33 (1), 35, 45, 48, and 65 through 69, Section 3 (Article 69-6), Articles 70-2 (3) and (4), 73, 78, 81, 85, 86, 94, 104, 109 through 111, 115, 117, 159, 162-2, 164, 173-2,
     173-6, 173-7, 175, 176, 178, 179, 181, 186 (1), 189, 190, 191 (1) and (5),
     and 191-12 (2) shall enter into force on the date of its promulgation.


ARTICLE 2 (APPLICABLE CASES CONCERNING IMMUNITY FROM COMPENSATION LIABILITY DUE TO FALSE ENTRY, ETC.)

     The amended provisions of Article 14 shall apply to a registration statement of securities or a prospectus (including a preliminary prospectus) submitted after this Act enters into force.


ARTICLE 3 (APPLICABLE CASES CONCERNING DISGORGEMENT OF SHORT-TERM SALES MARGIN OF INSIDERS)

     With respect to officers, employees or major stockholders of an Association-registered corporation at the time when this Act enters into force, the amended provisions of Article 188 (1) and (2) shall apply to the portion of purchase or sale effected on or after the date this Act enters into force. In this case, in applying the amended provisions of Article 188
     (2), the calculation of a six-month period shall be reckoned from the point of purchase or sale effected initially after this Act enters into force.


ARTICLE 4 (APPLICABLE CASES CONCERNING APPOINTMENT AND DISMISSAL OF AUDITORS OF ASSOCIATION-REGISTERED CORPORATION)

     The amended provisions of Article 191-11 (1) and (2) shall apply starting from a general meeting of stockholders to which a bill for appointing, dismissing or determining remuneration for an auditor is first proposed after this Act enters into force, and the amended provision of paragraph
     (3) of the said Article shall apply starting from the audit report first submitted by the auditor to directors after the entry into force of this Act.


ARTICLE 5 (APPLICABLE CASES CONCERNING PENALTIES)

     The amended provisions of Article 206-11 shall apply starting from the portion submitted, stated, announced, disclosed or reported after the entry into force of this Act.


ARTICLE 6 (TRANSITIONAL MEASURES ON QUALIFICATIONS AS OFFICERS OF SECURITIES COMPANIES)

     Where an officer of a securities company who has been in office at the time when this Act enters into force falls under the amended provisions of
     Article 33 (2) 4 due to a cause which occurred before this Act enters into force, he shall, notwithstanding the said amended provisions, be governed by the previous provisions until his term of office expires.


ARTICLE 7 (TRANSITIONAL MEASURES ON CUSTODY AND MANAGEMENT OF CUSTOMER DEPOSIT MONEY BY SECURITIES COMPANIES)

     A securities company (including foreign securities company's domestic branches) engaged only in business listed in Article 28 (2) 2 at the time of the entry into force of this Act which has received, had custody of, and managed customer deposit money, shall, notwithstanding the amended provisions of Article 44-2, be governed by the amended provisions of
     Article 44-3 for two years from the date of the entry into force of this Act.

ARTICLE 8 (TRANSITIONAL MEASURES ON SECURITIES COMPANIES' TRADE NAMES)

     A trade name of a securities company engaged only in business listed in
     Article 28 (2) 2 at the time of the entry into force of this Act shall, notwithstanding the amended provisions of the latter part of Article 62
     (1), be governed by the previous provisions.


ARTICLE 9 (TRANSITIONAL MEASURES ON REGISTRATION OR REPORT OF INVESTMENT ADVISORY BUSINESS, ETC.)

     A person who has registered investment advisory business with, obtained a license for discretionary investment business from, and reported any similar investment advisory business to the Minister of Finance and Economy pursuant to the previous provisions at the time of the entry into force of this Act shall be deemed to have registered with, or reported to the Financial Supervisory Commission under the amended provisions of Articles 70-2, 70-8 and 70-9.


ARTICLE 10 (TRANSITIONAL MEASURES ON REGISTRATION OF TRANSFER AGENTS)

     A transfer agent who has obtained a license from the Minister of Finance and Economy pursuant to the previous provisions at the time of the entry into force of this Act shall be deemed to have registered with the Minister of Finance and Economy under the amended provisions of Article 180 (1).


ARTICLE 11 (TRANSITIONAL MEASURES ON SUBMISSION OF CONGLOMERATE COMBINED FINANCIAL STATEMENTS)

     In applying the amended provisions of Article 186-2 (5), conglomerate combined financial statements of a business year commencing after January 1, 1999 shall be submitted within seven months after the end of the business year.


ARTICLE 12 (TRANSITIONAL MEASURES ON REPORT OF STATUS OF STOCKHOLDINGS)

     The officers or major stockholders of an Association-registered corporation which has to report the status of stockholdings pursuant to the amended provisions of Article 188 (6) at the time when this Act enters into force shall, notwithstanding the amended provisions of the said Article and paragraph, report the status of stockholdings to the Securities Futures Commission and the Association within one month from the date when this Act enters into force.


ARTICLE 13 (TRANSITIONAL MEASURES ON LIMIT EXCESS OF ACQUISITION OF TREASURY STOCKS BY ASSOCIATION-REGISTERED CORPORATIONS)

     An Association-registered corporation which holds treasury stocks in excess of the acquisition limit under the latter part of Article 189-2 (1) at the time when this Act enters into force shall dispose of the excess by the time the money trust contract under paragraph (2) of the same Article terminates.


ARTICLE 14 (TRANSITIONAL MEASURES ON APPOINTMENTS OF STANDING AUDITORS OF ASSOCIATION-REGISTERED CORPORATIONS)

     An Association-registered corporation which has to appoint full-time auditors pursuant to the amended provisions of Article 191-12 (1) shall appoint them by the first stockholders meeting after this Act enters into force.


ARTICLE 15 (TRANSITIONAL MEASURES ON QUALIFICATIONS FOR STANDING AUDITORS)

     Qualifications for full-time auditors who are in office at the time when this Act enters into force shall, notwithstanding the amended provisions of
     Article 191-12 (3), be governed by the previous provisions until their terms of office expire.


ARTICLE 16 (TRANSITIONAL MEASURES ON PENAL PROVISIONS)

     The application of penal provisions to any act committed before this Act enters into force shall be governed by the previous provisions.


     ADDENDA (Act No. 5982, May 24, 1999)


ARTICLE 1 (ENFORCEMENT DATE)

     This Act shall enter into force on the date of its promulgation. (Proviso Omitted.)


ARTICLES 2 THROUGH 6 Omitted.


     ADDENDA (Act No. 6176, Jan. 21, 2000)


ARTICLE 1 (ENFORCEMENT DATE)

     This Act shall enter into force on April 1, 2000: Provided, That the amended provisions of Articles 2, 3, 54-5, 54-6, 58, 64, 160, 174-6 (5),
     189-2, 189-4, 191-9, 191-11, 191-12, 191-14, 191-16 and 191-17 shall enter into force on the date
     of its promulgation.


ARTICLE 2 (TRANSITIONAL MEASURES CONCERNING DISQUALIFICATIONS)

     Where any officer of a securities company, an investment advisory company, a securities finance company or the Association falls under the disqualification due to the cause under the amended provisions of Article 33 (2) (including the case in which the provisions apply mutatis mutandis under the provisions of Articles 70-7, 149 (2) and 169) that has occurred prior to the enforcement of this Act at the time of the entry into force of this Act, his case shall be dealt with according to the previous provisions notwithstanding the amended provisions.


ARTICLE 3 (TRANSITIONAL MEASURES CONCERNING EQUITY CAPITAL REGULATION RATE)

     The amended provisions of Article 54-2 shall not apply to any securities company falling under any of the following subparagraphs until the day prescribed by the Presidential Decree:

     1.A securities company that has been incorporated as a result of the conversion of a financial institution or a securities company that has merged with a financial institution in accordance with the Act on the Structural Improvement of the Financial Industry; and

     2.A securities company that, after having been ordered to take timely and corrective measures under the Act on the Structural Improvement of the Financial Industry, is presently implementing a plan for such measures.


ARTICLE 4 (TRANSITIONAL MEASURES CONCERNING INTERNAL CONTROL STANDARDS OF SECURITIES COMPANY)

     Any securities company shall set its internal control standards in accordance with the amended provisions of Article 54-4 within six months after the enforcement of this Act.


ARTICLE 5 (TRANSITIONAL MEASURES CONCERNING APPOINTMENTS OF OUTSIDE DIRECTORS OF SECURITIES COMPANY)

     Any securities company that has to appoint outside directors in accordance with the amended provisions of Article 54-5 shall appoint such outside directors in accordance with such amended provisions at a regular general meeting of stockholders that is called for the first time after the enforcement of this Act. In this case, any outside director appointed at the regular general meeting of stockholders shall be deemed to be recommended by the outside director candidate recommendation committee in accordance with the provisions of Article 54-5 (2) and (3).


ARTICLE 6 (TRANSITIONAL MEASURES CONCERNING ESTABLISHMENT OF INSPECTION COMMITTEE OF SECURITIES COMPANY)

     Any securities company that has to establish an inspection committee in accordance with the amended provisions of Article 54-6 shall establish such inspection committee at a regular general meeting of stockholders that is called for the first time after the enforcement of this Act.


ARTICLE 7 (TRANSITIONAL MEASURES CONCERNING STOCK OPTION GRANTING CORPORATION)

     Any corporation that grants its officers and employees the stock option under the previous provisions at the time of the entry into force of this Act shall be deemed to grant them such stock option in accordance with the amended provisions of Article 189-4.

ARTICLE 8 (TRANSITIONAL MEASURES CONCERNING APPOINTMENTS OF OUTSIDE DIRECTORS OF STOCK-LISTED CORPORATION)


     (1) Any stock-listed corporation that has to appoint outside directors in accordance with the amended provisions of Article 191-16 shall appoint such outside directors in accordance with such amended provisions at a regular general meeting of stockholders that is called for the first time after the enforcement of this Act. In this case, any person appointed as an outside director at the regular general meeting of stockholders shall be deemed to be recommended by the outside director candidate recommendation committee in accordance with the provisions of Article 54-5 (2) and (3) that are applied mutatis mutandis by the amended provisions of Article 191-16 (3).

     (2) Any stock-listed corporation under the provisions of the proviso of
     Article 191-16 (1) shall, notwithstanding the amended provisions of the same Article, increase the number of outside directors to 3 or more prior to a regular general meeting of stockholders that is called for the first time after the end of the 2000 business year, but may make the number of outside directors less than half of the total number of directors on the board of directors.

     (3) Any outside director who holds office at a stock-listed corporation at the time that this Act is enforced shall be deemed to be an outside director appointed under this Act until his term of office expires.


ARTICLE 9 (TRANSITIONAL MEASURES CONCERNING ESTABLISHMENT OF INSPECTION COMMITTEE OF STOCK-LISTED CORPORATION)

     Any stock-listed corporation that has to establish an inspection committee in accordance with the amended provisions of Article 191-17 shall establish such inspection committee in accordance with the amended provisions at a regular general meeting of stockholders that is called for the first time after the enforcement of this Act.


ARTICLE 10 (TRANSITIONAL MEASURES CONCERNING STANDING AUDITOR FOLLOWING ESTABLISHMENT OF INSPECTION COMMITTEE OF STOCK-LISTED CORPORATION)

     With respect to any standing auditor (in case that there are not less than two standing auditors, one standing auditor designated by the board of directors of a stock-listed corporation out of such not less than two standing auditors) who holds office at a stock-listed corporation that has to establish an inspection committee in accordance with the amended provisions of Article 191-17 at the time of the entry into force of this Act, where his term of office does not expire by the date on which a regular general meeting of stockholders is called to establish an inspection committee in accordance with the provisions of Article 9 of the Addenda and he is not dismissed at such regular general meeting of stockholders, he shall be deemed not an outside director but a member of the inspection committee until his term of office expires. In this case, such standing auditor shall be deemed a director appointed at a general meeting of stockholders in accordance with the provisions of Article 382
     (1) of the Commercial Act until his term of office expires.


     ADDENDA (Act No. 6423, Mar. 28, 2001)


ARTICLE 1 (ENFORCEMENT DATE)

     This Act shall enter into force on April 1, 2001: Provided, That the amended provisions of Articles 2 (19), 54-5 (3), 54-6 (2) and (6), 64, 172-4, 186 (1), 189-4, 191-13, 191-17 (2), 191-18, and 192 (2) shall enter into force on the date of its promulgation and the amended provisions of
     Article 2 (18) shall enter into force on the date prescribed by the Presidential Decree.


ARTICLE 2 (APPLICABLE CASES FOR DISPOSITION RIGHT OF FINANCIAL SUPERVISORY COMMISSION)

     The amended provisions of subparagraph 1 of Article 20 shall apply starting with the portion of any registration statement or any after-report submitted first after the enforcement of this Act.


ARTICLE 3 (APPLICABLE CASES FOR QUALIFICATIONS FOR COMPLIANCE OFFICER OF SECURITIES COMPANY)

     The amended provisons of Article 54-4 (4) shall apply starting with the portion of the compliance officer selected and appointed first after the enforcement of this Act.


ARTICLE 4 (APPLICABLE CASES FOR SELECTION OF CHAIRMAN OF INSPECTION COMMITTEE OF MAJOR STOCK-LISTED CORPORATION)

     In the event that the chairman of the inspection committee of any stock-listed corporation or any Association-registered corporation that is required to set up an inspection committee at the time that this Act enters into force is not an outside director, such stock-listed corporation or such Association-registered corporation shall select and appoint a chairman who is an outside director in compliance with the amended provisions of
     Article 54-6 (2) (including a case where the provisions are applied mutatis mutandis in Article 191-17 (2)) not later than three months after this Act takes effect.


ARTICLE 5 (APPLICABLE CASES FOR RECOMMENDATION OF CANDIDATES FOR PUBLIC INTEREST DIRECTOR OF STOCK EXCHANGE)

     The amended provisions of Article 78 (4) shall apply starting with the portion of a director representing the public interest selected and appointed first after the enforcement of this Act.


ARTICLE 6 (APPLICABLE CASES FOR GRANTING OF STOCK OPTION)

     The amended provisions of Article 189-4 (3) and (4) shall apply starting with the portion of the stock option granted first after the enforcement of this Act.


ARTICLE 7 (APPLICABLE CASES FOR APPRAISAL RIGHTS OF STOCKHOLDERS OF ASSOCIATION-REGISTERED CORPORATION)

     The amended provisions of Article 191 shall apply starting with the portion of a resolution adopted first by the board of directors after the enforcement of this Act.


ARTICLE 8 (APPLICABLE CASES FOR IMPOSITION OF PENALTIES)

     The amended provisions of Article 206-11 shall apply starting with the portion of the submission, statement, public notice, disclosure, or report made first after the enforcement of this Act.


ARTICLE 9 (TRANSITIONAL MEASURE CONCERNING LICENSE OF SECURITIES BUSINESS)

     Any person who is licensed with his securities business under the previous provisions of Article 2 (8) 3 at the time that this Act enters into force shall be deemed licensed with his securities business under the amended provisions of Article 2 (8) 3.

ARTICLE 10 (TRANSITIONAL MEASURE CONCERNING TENDER OFFER OF SECURITIES)


     (1) In the event that a tender offer statement is filed under the previous provisions of Article 21-2 prior to the enforcement of this Act, notwithstanding the amended provisions of Articles 21, 21-2, 21-3, 22, 23 and 23-2, such tender offer statement shall be governed by the previous provisions.

     (2) With respect to a registration statement, etc. filed with the Financial Supervisory Commission, etc. under the previous provisions of Article 26 prior to the enforcement of this Act, notwithstanding the amended provisions of Article 26, such registration statement, etc. shall be governed by the previous provisions.


ARTICLE 11 (TRANSITIONAL MEASURE CONCERNING RESTRICTIONS ON DIRECTORS HOLDING CONCURRENT OFFICES)

     With respect to prohibiting any standing officer of a securities company, who is engaged in the regular business of a corporation that is not a company from holding any concurrent office under the previous provisions at the time that this Act enters into force, notwithstanding the amended provisions of Article 48, he shall be governed by the previous provisions until his term of office expires.


ARTICLE 12 (TRANSITIONAL MEASURE CONCERNING TRADE NAME OF SECURITIES COMPANY)

     With respect to any securities company that uses a trade name under the previous provisions at the time that this Act enters into force, notwithstanding the amended provisions of Article 62 (1), the use of such trade name by such securities company shall be governed by the previous provisions.


ARTICLE 13 (TRANSITIONAL MEASURE CONCERNING MANAGING DIRECTOR AND STANDING DIRECTOR OF

STOCK EXCHANGE)


     (1) Any person who works for the Stock Exchange as a managing director at the time that this Act enters into force shall be deemed appointed as vice chief director of the Stock Exchange under the amended provisions of
     Article 78 (1) 2 and (3) until his term of office expires.

     (2) Any person who works for the Stock Exchange as a standing director at the time that this Act enters into force shall be deemed an executive officer under the amended provisions of Article 74 (1) 5 until his term of office expires.


ARTICLE 14 (TRANSITIONAL MEASURE CONCERNING ASSOCIATION BROKERAGE MARKET OPERATION COMMITTEE AND ITS MEMBERS)


     (1) The Committee on the Operation of Association Brokerage Market, which is established in accordance with the regulations on the operation of the previous Association brokerage market at the time that this Act enters into force, shall be deemed the Association Brokerage Market Operation Committee established pursuant to the amended provisions of Article 172-2 (2).

     (2) Members of the committee that is deemed the Association Brokerage Market Operation Committee under paragraph (1) shall be deemed members of the Association Brokerage Market Operation Committee established under the amended provisions of Article 172-2 (2) until their terms of office expire.


ARTICLE 15 (TRANSITIONAL MEASURE CONCERNING REGULATIONS ON OPERATION OF ASSOCIATION BROKERAGE MARKET)

     The regulations made on the operation of Association brokerage market at the time that this Act enters into force shall be deemed to be in conformity with the amended provisions of Article 172-3 within the limit of 6 months from the date on which this Act enters into force, until new regulations are made under the amended provisions of Article 172-3.


ARTICLE 16 (TRANSITIONAL MEASURES CONCERNING RETIREMENT OF STOCKS)

     Any treasury stocks held by any stock-listed corporation or any Association-registered corporation after having acquired them under Article 189-2 at the time that this Act enters into force may be retired under the amended provisions of Article 189 (1). In this case, the requirements falling under each of the following subparagraphs shall be satisfied and
     Article 189 (4) and (5) shall be applied thereto:

     1.It is required to file a report thereon with the Financial Supervisory Commission, the Stock Exchange or the Association under Article 189-2 (3). In this case, in the application of the same paragraph of the same Article, the Financial Supervisory Commission may set separate standards;

     2.It is required to go through a resolution of the board of directors with respect to kinds and total numbers of stocks to be retired, the total value of stocks to be retired and the date on which it is intended to retire such stocks;

     3.The total value of the stocks to be retired is required to be within the limit provided for in Article 189 (3) 2; and

     4.The stocks to be retired are required to be in the lapse of 6 months from the date on which they are acquired.


ARTICLE 17 (TRANSITIONAL MEASURES CONCERNING SELECTION AND APPOINTMENT OF OUTSIDE DIRECTORS OF ASSOCIATION-REGISTERED CORPORATION)

     (1) Any Association-registered corporation that is required to select and appoint outside directors under the amended provisons of the main sentence of Article 191-16 (1) shall select and appoint such outside directors under the amended provisions at a regular general meeting of stockholders called for the first time after the enforcement of this Act. In this case, notwithstanding the amended provisions of the main sentence of the same paragraph of the same Article, the relevant Association-registered corporation shall increase the number of outside directors to not less than one prior to a regular general meeting of stockholders called for the first time after the end of the 2001 business year, but the number of the outside directors may be less than a quarter of the total number of directors on the board of directors.

     (2) Any Association-registered corporation that is required to select and appoint outside directors under the amended provisions of the proviso of
     Article 191-16 (1) shall select and appoint such outside directors under the same amended provisions at a regular general meeting of stockholders called for the first time after the enforcement of this Act. In this case, notwithstanding the amended provisions, the relevant Association-registered corporation shall make the number of outside directors not less than three prior to a regular general meeting of stockholders called for the first time after the end of the 2001 business year, but may make the number of the outside directors less than a half of the total number of directors on the board of directors. Any person who is selected and appointed as an outside director at a regular general meeting of stockholders called for the first time after the enforcement of this Act shall be deemed recommended by the outside director candidate recommendation committee.


ARTICLE 18 (TRANSITIONAL MEASURE CONCERNING ESTABLISHMENT OF INSPECTION COMMITTEE OF ASSOCIATION-REGISTRATION CORPORATION)

     Any Association-registered corporation that is required to set up an inspection committee under the amended provisions of Article 191-17 shall establish such inspection committee under the same amended provisions by the date on which a
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     regular general meeting of stockholders is called for the first time after the enforcement of this Act.


ARTICLE 19 (TRANSITIONAL MEASURE CONCERNING STANDING AUDITOR FOLLOWING ESTABLISHMENT OF INSPECTION COMMITTEE OF ASSOCIATION-REGISTERED CORPORATION)

     In the event the term of office of any standing auditor (referring to a standing auditor designated by the board of directors of the relevant company in the event of not less than two standing auditors) who serves in an Association-registered corporation that is required to set up an inspection committee under the amended provisions of Article 191-17 at the time of entry into force of this Act does not expire by the date on which a regular general meeting of stockholders is called to discuss the question of establishing an inspection committee under the provisions of Article 16 of the Addenda and he is not dismissed at such regular general meeting of stockholders, such standing auditor shall be deemed a member, who is not an outside director, of the inspection committee of the relevant corporation until his term of office expires. In this case, the standing auditor shall be deemed a director selected and appointed at a general meeting of stockholders under Article 382 (1) of the Commercial Act until the time that his term of office expires.


ARTICLE 20 (TRANSITIONAL MEASURE CONCERNING PENAL PROVISIONS)

     The application of the penal provisions to any act committed prior to the enforcement of this Act shall be governed by the previous provisions.


     ADDENDA (Act No. 6623, Jan. 26, 2002)

     (1) (Enforcement Date) This Act shall enter into force on February 1, 2002.

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     (2) (Applicable Cases concerning Appraisal Rights of Stockholders) The amended provisions of Article 191 shall apply with respect to the public notice or notification which is made for the convocation of the general meeting of stockholders or which is made under Article 360-9 (2) or 527-2
     (2) of the Commercial Act on or after the date this Act takes effect.

     (3) (Transitional Measures concerning Reserve for Securities Transaction) The reserve for securities transaction set aside by a securities company in accordance with the previous provisions of Article 40 at the time of the entry into force of this Act shall be distributed proportionally over a fixed period as set and publicly announced by the Financial Supervisory Commission.

     (4) (Transitional Measures concerning Fine for Negligence) The application of a fine for negligence to any act committed prior to the enforcement of this Act shall be governed by the previous provisions.


     ADDENDA (Act No. 6695, Apr. 27, 2002)

     (1) (Enforcement Date) This Act shall enter into force on the date of its promulgation.

     (2) (Transitional Measures concerning Application of Penal Provisions) The imposition of a penalty on any act committed prior to the enforcement of this Act shall be governed by the previous provisions.